As filed with the Securities and Exchange Commission on April 24, 2020

Registration Nos. 333-199057/811-4420

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
PRE-EFFECTIVE AMENDMENT NO.	[ ]
POST-EFFECTIVE AMENDMENT NO.6	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No. 175	[X]

WRL SERIES LIFE ACCOUNT

(Registrant)

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

(Depositor)

570 Carillon Parkway

St. Petersburg, FL 33716

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number:

(727) 299-1800

Arthur D. Woods, Esq.

Transamerica Premier Life Insurance Company

570 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     Immediately upon filing pursuant to paragraph (b)

X on May 1, 2020, pursuant to paragraph (b)

     60 days after filing pursuant to paragraph (a) (1)

     On (Date), pursuant to paragraph (a) (1)

If appropriate, check the following box:

       This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Information Required in a Prospectus

PROSPECTUS

May 1, 2020

WRL FINANCIAL FREEDOM BUILDER®

issued through

WRL Series Life Account by

Transamerica Premier Life Insurance Company

Administrative Office

570 Carillon Parkway

St. Petersburg, Florida 33716-1294

Please direct transactions, claim forms, payments and other correspondence and notices as follows:

Transaction	Direct or Send to:
Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Transaction	www.premier.transamerica.com
Payments made by check	PO Box 653011, Dallas, TX 75265-3011 or 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001
Claims, general correspondence, and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

An Individual Flexible Premium Variable Life Insurance Policy

This prospectus describes the WRL Financial Freedom Builder®, a flexible premium variable life insurance policy (the “Policy”). You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the Transamerica Series Trust – Initial Class (the “Series Trust”), Fidelity Variable Insurance Products Funds – Service Class 2 (the “Fidelity VIP Funds”), the ProFunds, the Access One Trust (“Access Trust”), the AllianceBernstein Variable Products Series Fund, Inc. (“AllianceBernstein”), and the Franklin Templeton Variable Insurance Product Trust (“Franklin Templeton”), (collectively, the “funds”). Please refer to the next page of this prospectus for the list of portfolios available to you under the Policy. We do not currently offer this Policy for sale to new purchasers.

The value of your Policy that is allocated to the subaccounts may fluctuate. You bear the risk that your Policy value may decrease.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. Additionally, it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another policy you own to make premium payments under the Policy.

Prospectuses for the underlying portfolios must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

The Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Please note the change regarding your fund reports:

We want to let you know that beginning January 1, 2021, we will no longer mail copies of shareholder reports for funds in your portfolio. This change is permitted by regulations adopted by the Securities and Exchange Commission. Instead, the reports will be made available on our website. We’ll let you know by mail each time a report is posted. The notification will have a URL for accessing the report.

If you’ve already elected to receive documents from us electronically, you’re not affected by this change. You’re already receiving an email with a link to the reports so there’s nothing you need to do.

You do have the option of continuing to receive paper copies of all future shareholder reports free of charge. If you’d like this option, give us a call at the number on your account statement.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIOS AVAILABLE UNDER YOUR POLICY

	TRANSAMERICA SERIES TRUST		TRANSAMERICA SERIES TRUST (CONT.)		PROFUNDS (CONT.)
➢	TRANSAMERICA AEGON HIGH YIELD BOND	➢	TRANSAMERICA PIMCO TACTICAL – BALANCED VP	➢	PROFUND VP FALLING U.S. DOLLAR
➢	TRANSAMERICA AEGON U.S. GOVERNMENT SECURITIES VP	➢	TRANSAMERICA PIMCO TACTICAL – CONSERVATIVE VP	➢	PROFUND VP FINANCIALS
➢	TRANSAMERICA BARROW HANLEY DIVIDEND FOCUSED VP	➢	TRANSAMERICA PIMCO TACTICAL – GROWTH VP	➢	PROFUND VP GOVERNMENT MONEY MARKET
➢	TRANSAMERICA BLACKROCK GLOBAL REAL ESTATE SECURITIES VP	➢	TRANSAMERICA PIMCO TOTAL RETURN VP	➢	PROFUND VP INTERNATIONAL
➢	TRANSAMERICA BLACKROCK GOVERNMENT MONEY MARKET VP	➢	TRANSAMERICA QS INVESTORS ACTIVE ASSET ALLOCATION – CONSERVATIVE VP	➢	PROFUND VP JAPAN
➢	TRANSAMERICA BLACKROCK ISHARES EDGE 40 P	➢	TRANSAMERICA QS INVESTORS ACTIVE ASSET ALLOCATION – MODERATE GROWTH VP	➢	PROFUND VP MID-CAP
➢	TRANSAMERICA BLACKROCK TACTICAL ALLOCATION VP	➢	TRANSAMERICA QS INVESTORS ACTIVE ASSET ALLOCATION – MODERATE VP	➢	PROFUND VP NASDAQ-100
➢	TRANSAMERICA INTERNATIONAL GROWTH	➢	TRANSAMERICA SMALL/MID CAP VALUE VP	➢	PROFUND VP OIL & GAS
➢	TRANSAMERICA JANUS BALANCED VP	➢	TRANSAMERICA T. ROWE PRICE SMALL CAP VP	➢	PROFUND VP PHARMACEUTICALS
➢	TRANSAMERICA JANUS MID-CAP GROWTH VP	➢	TRANSAMERICA WMC US GROWTH VP	➢	PROFUND VP PRECIOUS METALS
➢	TRANSAMERICA JPMORGAN ASSET ALLOCATION – CONSERVATIVE VP	➢	FIDELITY FUNDS	➢	PROFUND VP SHORT EMERGING MARKETS
➢	TRANSAMERICA JPMORGAN ASSET ALLOCATION – GROWTH VP		FIDELITY INDEX 500 PORTFOLIO	➢	PROFUND VP SHORT INTERNATIONAL
➢	TRANSAMERICA JPMORGAN ASSET ALLOCATION – MODERATE GROWTH VP	➢	ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND	➢	PROFUND VP SHORT NASDAQ-100
➢	TRANSAMERICA JPMORGAN ASSET ALLOCATION – MODERATE VP		AB BALANCED WEALTH STRATEGY PORTFOLIO	➢	PROFUND VP SHORT SMALL-CAP
➢	TRANSAMERICA JPMORGAN CORE BOND VP	➢	FRANKLIN TEMPLETON VARIABLE PRODUCTS TRUST	➢	PROFUND VP SMALL-CAP
➢	TRANSAMERICA JPMORGAN ENHANCED INDEX VP	➢	FRANKLIN ALLOCATION VIP FUND	➢	PROFUND VP SMALL-CAP VALUE
➢	TRANSAMERICA JPMORGAN INTERNATIONAL MODERATE GROWTH VP	➢	PROFUNDS	➢	PROFUND VP TELECOMMUNICATIONS
➢	TRANSAMERICA JPMORGAN TACTICAL ALLOCATION VP	➢	PROFUND VP ASIA 30	➢	PROFUND VP ULTRA NASDAQ - 100
➢	TRANSAMERICA MANAGED RISK – BALANCED ETF VP	➢	PROFUND VP BASIC MATERIALS	➢	PROFUND VP ULTRA SMALL-CAP
➢	TRANSAMERICA MANAGED RISK – GROWTH ETF VP	➢	PROFUND VP BULL	➢	PROFUND VP U.S. GOVERNMENT PLUS

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➢	TRANSAMERICA MORGAN STANLEY CAPITAL GROWTH VP	➢	PROFUND VP CONSUMER SERVICES	➢	PROFUND VP UTILITIES
➢	TRANSAMERICA MORGAN STANLEY GLOBAL ALLOCATION VP	➢	PROFUND VP EMERGING MARKETS		ACCESS TRUST
➢	TRANSAMERICA MULTI-MANAGED BALANCED VP	➢	PROFUND VP EUROPE 30	➢	ACCESS VP HIGH YIELD FUND

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POLICY BENEFITS/RISKS SUMMARY     WRL FINANCIAL FREEDOM BUILDER®

This summary describes the Policy’s important benefits and risks. The sections in this prospectus following this summary discuss the Policy in more detail. Additional discussion is also included in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

●

The WRL Financial Freedom Builder® is an individual flexible premium variable life insurance policy, which gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred accumulation of cash value.

●

The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. You should only purchase the Policy if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance that you own.

●	Your Policy offers supplemental riders, and depending on which riders are selected, certain charges may be deducted from the Policy’s cash value as part of the monthly deductions.
●

You will have a free look period once we deliver your Policy. You may return the Policy with the original signature during this period and receive a refund. Please see the section of this prospectus entitled “Canceling a Policy” for a description of the free look period.

●

After the third Policy year you may either change the death benefit option or decrease the specified amount once each Policy year. A decrease in specified amount is limited to no more than 20% of the specified amount before the decrease. The new specified amount cannot be less than the minimum specified amount as shown in your Policy. We do not allow increases in specified amount. For further details, please see “Death Benefits – Decreasing the Specified Amount” in this prospectus.

●

You can invest your net premium in, and transfer your cash value to, subaccounts. While allocated to subaccounts, your cash value will fluctuate with the daily performance of the portfolios in which the subaccounts invest.

●

You may place your money in the fixed account where it earns an interest rate declared in advance for a specified period (at least 4% annual interest) or in any of the subaccounts of the WRL Series Life Account (the “Separate Account”), which are described in this prospectus. The fixed account is not available to you if your Policy was issued in the State of New Jersey.

●

The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges that we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and cash withdrawals). Returns are not guaranteed. The Policy is not suitable as a short-term investment or savings vehicle.

●

Your Policy has a no lapse guarantee which means that as long as requirements are met, your Policy will remain in force and no grace period will begin until the no lapse date shown on your Policy schedule page. This is true even if your net surrender value is too low to pay the monthly deductions, as long as, on any Monthiversary, you have paid premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued loan interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month. The no lapse period guarantee is discussed in more detail in the section of this prospectus entitled “Policy Lapse and Reinstatement.”

●	There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge during the first 15 Policy years.

Flexibility

The Policy is designed to be flexible to meet your specific circumstances and life insurance needs. Within certain limits, you can:

●	Choose the timing, amount and frequency of premium payments.
●	Change the Death Benefit Option.
●	Decrease the amount of life insurance coverage.
●	Change the beneficiary.
●	Transfer cash value among investment options available under the Policy.
●	Take a loan against the Policy.
●	Take cash withdrawals or surrender the Policy.

Death Benefit

If the insured dies while the Policy is in force, we will pay a death benefit to the named beneficiary(ies) subject to applicable law and in accordance with the terms of the Policy. The amount of the death benefit generally depends on the specified amount of insurance that you select, the death benefit option that you choose, your Policy’s cash value, and any additional life insurance provided by riders that you purchase. The death benefit proceeds are reduced by any outstanding loan amount, including accrued loan interest, and any charges that are due and unpaid if the insured dies during the grace period.

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You may choose one of three Death Benefit Options:

●	Under Option A, the death benefit is the greatest of:
>	The specified amount; or
>	The minimum death benefit under the Guideline Premium Test; or
>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

●	Under Option B. the death benefit is the greatest of:
>	The specified amount plus the Policy’s cash value on the date of the insured’s death; or
>	The minimum death benefit under the Guideline Premium Test; or
>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

●	Under Option C, the death benefit is the greatest of:
>	The amount payable under Option A; or
>	The specified amount, multiplied by an age-based “factor,” plus the Policy’s cash value on the date of the insured’s death; or
>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Cash Value

Cash value is the sum of the value of your investments in the subaccounts plus the value of the fixed account (including the loan reserve account) on any business day. It is not guaranteed – it depends on the performance of the investment options that you have chosen, the timing and the amount of premium payments you have made, Policy charges deducted, and how much you have withdrawn from the Policy.

You can access your cash value in several ways:

•

Withdrawals – You can withdraw part of your Policy’s surrender value once each policy year after the first policy year. Withdrawals are described in more detail in the section of this prospectus entitled “Surrenders and Cash Withdrawals – Cash Withdrawals.”

•

Loans – After the first policy year, you can take a loan from the Policy using your Policy’s net surrender value as security. Loans and loan interest rates are described in more detail in the section of this prospectus entitled “Loans.”

•

Surrender – You can surrender or cash in your Policy for its net surrender value while the insured is alive. Surrenders are described in more detail in the section of this prospectus entitled “Surrenders and Cash Withdrawals – Surrenders.” You may pay a substantial surrender charge if you surrender your Policy.

Investment Options

You can choose to allocate your net premiums and cash value among the subaccounts, each of which invests in a corresponding portfolio of the various underlying funds. Your Policy also offers a fixed account option, which provides a guaranteed minimum rate of interest.

You can transfer your cash value among the fixed account and the subaccounts during the life of your Policy. You can accumulate cash value in the fixed account and the subaccounts without paying any current income tax. We may limit the number of transfers out of the fixed account and, in some cases, may limit your transfer activity to deter disruptive trading and market timing. We may charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year. For more details, please refer to the section entitled “Transfers” in this prospectus.

Tax Information

We intend the Policy to qualify as a life insurance contract under the Internal Revenue Code so that the death benefit generally should not be taxable income to the beneficiary. If your policy is not a Modified Endowment Contract (“MEC”) you will generally not be taxed on the gain in the Policy unless you take a cash withdrawal in excess of your basis in the Policy. As well, if your Policy is not a MEC, upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the Policy will be treated as a distribution and subject to federal income tax. If your Policy is a MEC, cash withdrawals, loans, assignments, and pledges are treated when made first as taxable income to you to the extent of gain then in the policy and then as non-taxable recovery of basis. In addition, such gains may be subject to a 10% penalty tax if received before age 59 1⁄2. Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more details.

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Risks of Your Policy

Long-Term Financial Planning

The Policy is designed to help meet long-term financial objectives by paying a death benefit to family members and/or other named beneficiaries. The Policy is not suitable as a short-term savings vehicle. The Policy may not be the right kind of policy if you plan to withdraw money or surrender the Policy for short-term needs. A charge may be assessed on withdrawals. You may pay substantial charges if you surrender your Policy. See the section of this prospectus “Fee Tables” and refer to your Policy for charges assessed when taking cash withdrawals or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed (maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that your cash value will decrease. Also, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, we credit your fixed account value with interest at a rate declared by us. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

Risks of Managing General Account Assets

The general account assets of Transamerica Premier Life Insurance Company (“TPLIC”; “Transamerica Premier”; the “Company”) are used to support the payment of the death benefit under the Policies. To the extent that Transamerica Premier is required to pay amounts in addition to the Policy’s subaccount value under the death benefit, such amounts will come from general account assets. You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk and are also subject to the claims of Transamerica Premier’s general creditors. Transamerica Premier’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent with the general account investments.

Premium Payments

Federal tax laws limit the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment that you make, or remove all or part of a premium from your Policy and return it to you with earnings under certain circumstances to maintain qualification of the Policy as a life insurance contract for federal income tax purposes. Please refer to the section in this prospectus entitled “Premiums” for more details.

Lapse

Your Policy will stay in force as long as the net surrender value is sufficient to cover your monthly deductions and Policy charges, or as long as the no lapse guarantee is in effect. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have insurance coverage. A Policy lapse may have adverse tax consequences. There are costs associated with reinstating a lapsed Policy. For a detailed discussion of your Policy’s Lapse and Reinstatement provisions, please refer to the section of this prospectus entitled “Policy Lapse and Reinstatement.”

Withdrawals and Loans

Making a withdrawal or taking a loan may:

●	Reduce your Policy’s specified amount.
●	Reduce the death benefit proceeds paid to your beneficiary.
●	Make your Policy more susceptible to lapsing.
●	Trigger federal income taxes and possibly a penalty tax.

Cash withdrawals will reduce your cash value. Withdrawals, especially those taken during periods of poor investment performance by the subaccounts, could considerably reduce or eliminate some benefits or guarantees of the Policy. Federal income

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taxes and a penalty tax may apply to loans, cash withdrawals and surrenders. Please see the section of this prospectus entitled “Federal Income Tax Considerations.”

Be sure to plan carefully before using these Policy benefits. For a detailed description of withdrawals and loans, and any associated risks, please see the sections of this prospectus “Surrenders and Cash Withdrawals – Cash Withdrawals” and/or “Loans.”

Surrenders

If you surrender your Policy during the first 15 Policy years you will pay a surrender charge. The surrender charge may be significant. Federal income tax and/or a penalty tax may also apply. Please see the section of this prospectus entitled “Federal Income Tax Considerations.”

Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not paid any outstanding policy indebtedness. If your Policy is a MEC, cash withdrawals, surrenders, assignments, pledges, and loans that you receive or make during the life of the Policy may be taxable and subject to a federal tax penalty equal to 10% of the taxable amount if taken prior to reaching age 59 1⁄2 or older. Note: If you have not repaid a loan prior to surrender, the loan will be treated as a distribution upon surrender and taxed accordingly. Other tax issues to consider when you own a life insurance policy are described in more detail in the section of this prospectus entitled “Federal Income Tax Considerations.”

Note: You should consult with your own qualified tax professional to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus within the corresponding fund’s prospectus. Please refer to these fund prospectuses for more information.

There is no assurance that any portfolio will meet its investment objective.

FEE TABLES

The following tables describe the types of fees and expenses that you will pay when buying, owning and surrendering your Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below. These charges may not be representative of the charges you will pay.

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The first table describes the types of fees and expenses that you will pay when buying or owning the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Premium Charge	Upon payment of each premium

Premium Expense Charge		First 10 Policy years = 6.0% of each premium payment; and 2.5% of premiums in Policy years 11+	First 10 Policy years = 6.0% of each premium payment; and 2.5% of premiums in Policy years 11+

Premium Collection Charge		$3.00 per premium payment	$3.00 per premium payment

Cash Withdrawal Charge[2]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge[3]	Upon full surrender of the Policy during the first 15 Policy years

Maximum Charge[4]		$57.00 per $1,000 of specified amount during first Policy year.	$57.00 per $1,000 of specified amount during first Policy year.

Minimum Charge[5]		$7.68 per $1,000 of specified amount during the first Policy year.	$7.68 per $1,000 of specified amount during the first Policy year.

Charge for a Policy[6] insuring a male, issue age 30 in the ultimate select non-tobacco use class		$12.52 per $1,000 of specified amount during first Policy year.	$12.52 per $1,000 of specified amount during first Policy year.

1 The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.

2 When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges: $20 for overnight delivery ($30 for Saturday delivery); and $50 for wire service. You can obtain further information about these administrative charges by contacting our administrative office.

3 The surrender charge will vary based on the issue age, sex and underwriting class of the insured on the Policy. The surrender charge is calculated as the surrender charge per $1,000 of specified amount, multiplied by the number of thousands of dollars in the Policy’s specified amount (as stated in the Policy), multiplied by the surrender charge factor. The surrender charge factor varies with the insured’s age and number of years the Policy has been in force. The surrender charge factor on a Policy where the insured’s age on the Policy date is less than 40 will be 1.00 for the first 5 Policy years and then decrease by 0.10 each Policy year until it reaches zero at the end of the 15th Policy year after the Policy date. For a Policy where the age on the Policy date is greater than 39, the surrender charge factor is less than 1.00 at the end of the First Policy year and decreases every year until it reaches zero at the end of the 15th Policy year after the Policy date. The surrender charge shown in the table may not be typical of the charges you will pay. More detailed information about the surrender charges applicable to you is available from your registered representative.

4 This maximum surrender charge is based on an insured with the following characteristics: male, issue age 80, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.

5 This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.

6Because we no longer offer this version of the WRL Financial Freedom Builder, the information regarding the “representative insured” has not been updated since sales terminated in 2003.

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Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Transfer Charge[7]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Change in Net Premium Allocation Charge	Upon change of allocation instructions for premium payments in excess of one per Policy quarter	$25	None
Pro Rata Decrease Charge	Deducted when specified amount is decreased during the first 15 Policy years	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the specified amount that is decreased.	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the specified amount that is decreased.
Terminal Illness Accelerated Death Benefit Rider[8]	When rider is exercised	Discount Factor	Discount Factor

The table below describes the types of fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary	$7.50 per month	$5.00 per month

7 The first 12 transfers per Policy year are free.

8 We do not assess an administrative charge for this rider, however, if the rider is exercised, we do reduce the single sum benefit by a discount factor to compensate us for income lost due to early payment of the death benefit. The discount factor is equal to the Applicable Federal Interest Rate or the Policy loan interest rate expressed in arrears, whichever is greater, (“discount factor”). For a complete description of the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled “Terminal Illness Accelerated Death Benefit Rider” in this prospectus.

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Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Cost of Insurance[9] (without Extra Ratings)[10]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 95

Maximum Charge[11]		$24.85 per $1,000 of net amount at risk per month[12]	$21.12 per $1,000 of net amount at risk per month[12]

Minimum Charge[13]		$0.06 per $1,000 of net amount at risk per month[12]	$0.06 per $1,000 of net amount at risk per month[12]
Initial Charge for a male[6] insured, issue age 30, in the ultimate select non-tobacco use class		$0.12 per $1,000 of net amount at risk per month[12]	$0.12 per $1,000 of net amount at risk per month[12]
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of average daily net assets of each subaccount in which you are invested	Annual rate of 0.90% for Policy years 1 – 15, and 0.75% for Policy years 16+, of average daily net assets of each subaccount in which you are invested
Loan Interest Spread[14]	On Policy anniversary[15]	1.49% (effective annual rate, after rounding)	0.74% (effective annual rate, after rounding)

9Cost of insurance rates are based on a number of factors including, but not limited to: each insured’s attained age, sex, underwriting class, the Policy’s specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

10We may place insureds in substandard underwriting classes with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.

11This maximum charge is based on an insured with the following characteristics: male, issue age 75, standard tobacco underwriting class and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

12The net amount at risk equals the death benefit on a Monthiversary divided by 1.0032737 minus the cash value on such Monthiversary.

13This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile underwriting class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

14The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your loan reserve account. We charge you an annual interest rate on a Policy loan of 5.2% in advance (5.49% effective annual interest rate) on each Policy anniversary. We will also currently credit the amount in the loan collateral account with an effective annual interest rate of 4.75% (4.0% minimum guaranteed). After the 10th Policy year, on all amounts you have borrowed, we currently credit interest to the part of the cash value in excess of the premiums paid less withdrawals at an interest rate equal to the interest rate we charge on the total loan.

15While a Policy loan is outstanding, loan interest is payable in advance on each Policy anniversary. If prior to the next Policy anniversary, there is a loan repayment, Policy lapse or surrender, Policy termination, or the insured’s death, we will refund the amount of any loan interest we charged in advance for the period between the date of any such occurrence above and the next Policy anniversary.

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Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Optional Rider Charges:[16]
Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 70

Maximum Charge[17]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month

Minimum Charge[18]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

Initial Charge for a male[6] insured, issue age 30		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver Rider[19]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 60

Maximum Charge[20]		$0.39 per $1,000 of Policy’s net amount at risk per month[12]	$0.39 per $1,000 of Policy’s net amount at risk per month[12]

Minimum Charge[21]		$0.03 per $1,000 of Policy’s net amount at risk per month[12]	$0.03 per $1,000 of Policy’s net amount at risk per month[12]

Initial charge for a male[6] insured, issue age 30		$0.04 per $1,000 of Policy’s net amount at risk per month[12]	$0.04 per $1,000 of Policy’s net amount at risk per month[12]

16 Optional Rider cost of insurance charges are based on a number of factors, including, but not limited to: some combination of each insured’s issue age or attained age, sex and underwriting class, Policy year, and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about this rider by contacting your registered representative.

17 This maximum charge is based on an insured with the following characteristics: male, issue age 50 and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

18 This minimum charge is based on an insured with the following characteristics: male, issue age 45 and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

19 Disability Waiver charges are based on the insured’s issue age, sex and specified amount. The charges shown are for Base Policy only (no riders and benefits). You can obtain more information about these riders by contacting your registered representative.

20 This maximum charge is based on an insured with the following characteristics: female, issue age 55. This maximum charge may also apply to insureds with other characteristics.

21 This minimum charge is based on an insured with the following characteristics: male, issue age 25. This minimum charge may also apply to insureds with other characteristics.

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Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Disability Waiver and Income Rider[22]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 60

Maximum Charge[23]		$0.86 per $10 monthly rider units	$0.86 per $10 monthly rider units

Minimum Charge[24]		$0.20 per $10 monthly rider units	$0.20 per $10 monthly rider units

Initial charge for a male[6] insured, issue age 30		$0.23 per $10 monthly rider units	$0.23 per $10 monthly rider units
Children’s Insurance Rider[25]	Monthly, on the Policy date and on each Monthiversary until the Monthiversary after the last insured child reaches his/her 25th birthday (or the death of the last child)	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider[26] (without Extra Ratings)[10]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 95

Maximum Charge[11]		$24.85 per $1,000 of rider face amount per month	$21.12 per $1,000 of rider face amount per month

Minimum Charge[13]		$0.06 per $1,000 of rider face amount per month	$0.06 per $1,000 of rider face amount per month

Initial Charge for a male[6] insured, issue age 30, in the ultimate select non-tobacco use class		$0.12 per $1,000 of rider face amount per month	$0.12 per $1,000 of rider face amount per month

22 The charge for this rider is based on the insured’s issue age, sex and number of units of monthly disability income selected.

23 This maximum charge is based on an insured with the following characteristics: female, issue age 55. This maximum charge may also apply to insureds with other characteristics.

24 This minimum charge is based on an insured with the following characteristics: male, issue age 27. This minimum charge may also apply to insureds with other characteristics.

25 The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.

26 Rider cost of insurance charges are based on each other insured’s issue age, sex and underwriting class, Policy year, and the rider face amount. Cost of insurance rates for this rider generally will increase each year with the age of the other insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about this rider by contacting your registered representative.

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Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]

Primary Insured Rider (without Extra Ratings)[10]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 90

Maximum Charge[27]		$18.46 per $1,000 of rider face amount per month	$14.91 per $1,000 of rider face amount per month

Minimum Charge[13]		$0.06 per $1,000 of rider face amount per month	$0.05 per $1,000 of rider face amount per month

Initial charge for a male[6] insured, issue age 30, in the ultimate select non-tobacco use class		$0.12 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

Primary Insured Plus Rider (without Extra Ratings)[10]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 85

Maximum Charge		$13.54 per $1,000 of rider face amount per month[28]	$10.93 per $1,000 of rider face amount per month[29]

Minimum Charge		$0.08 per $1,000 of rider face amount per month[30]	$0.04 per $1,000 of rider face amount per month[31]

Initial charge for a male[6] insured, issue age 30, in the ultimate select non-tobacco use class		$0.12 per $1,000 of rider face amount per month	$0.06 per $1,000 of rider face amount per month

27 This maximum charge is based on an insured with the following characteristics: male, issue age 70, standard tobacco underwriting class and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

28 This maximum charge is based on an insured with the following characteristics: male, issue age 75, standard tobacco use class and in the 10th Policy year. This maximum charge may also apply to insureds with other characteristics.

29 This maximum charge is based on an insured with the following characteristics: male, issue age 69, standard tobacco use class and the 16th Policy year. This maximum charge may also apply to insureds with other characteristics.

30 This minimum charge is based on an insured with the following characteristics: female, issue age 18, non-tobacco use class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

31 This minimum charge is based on an insured with the following characteristics: female, issue age 29, ultimate select non-tobacco use class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

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For information concerning compensation paid for the sale of the Policy, please see “Sale of the Policies.”

Range of Expenses for the Portfolios

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2019. 1, 2 Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.29%	5.49%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.29%	1.68%

1 The portfolio expenses used to prepare this table were provided to Transamerica Premier by the funds. The expenses shown are those incurred for the year ended December 31, 2019. Current or future expenses may be greater or less than those shown.

2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios that are each a “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Fund portfolios and affiliated Fund portfolios (each such portfolio an “Acquired Fund”). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Transamerica Premier took into account the information received from those funds on the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund’s) fees and expenses for the Transamerica Series Trust asset allocation portfolios. See the prospectuses for the Transamerica Series Trust for a presentation of the applicable Acquired Fund fees and expenses.

3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 28 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2021.

TRANSAMERICA PREMIER, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE PORTFOLIOS

Transamerica Premier

Transamerica Premier Life Insurance Company, located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294, is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

Financial Condition of the Company

The benefits under your Policy are paid by Transamerica Premier from its General Account assets and/or your cash value held in the Company’s Separate Account. It is important that you understand that payment of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your cash value that is allocated to the subaccounts of the separate account. Your cash value in those subaccounts constitutes a portion of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Separate Account.”

Assets in the General Account. You also may be permitted to make allocations to the fixed account, which is supported by the assets in our general account. See “The Fixed Account.” Any guarantees under the Policy that exceed your cash value, such as those associated with the Policy’s death benefit are paid from our general account (and not the separate account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of subaccount value are subject to our financial strength and claims paying ability and our long term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. We monitor reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we may hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer t3o allocate premium payments and

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cash value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance products.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information. We encourage both existing and prospective policyowners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance - as well as the financial statements of the separate account - are located in the Statement of Additional Information (SAI). The SAI is available at no charge by writing to our mailing address -Transamerica Premier Life Insurance Company, 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52499-0001 - or by calling us at (800) 851-9777, or by visiting our website www.premier.transamerica.com. In addition, the SAI is available on the SEC’s website at www.sec.gov. Our financial strength ratings, which reflect the opinions of leading independent rating agencies of TPLIC’s ability to meet its obligations to its policy owners, are available on our website and the websites of these nationally recognized statistical ratings organizations - A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com), S&P Global (www.standardandpoors.com), and Fitch Ratings (www.fitchratings.com).

The Separate Account

WRL Series Life Account was a separate account of WRL, established under Ohio law. Effective on October 1, 2014, WRL Series Life Account was re-domesticated under the laws of the State of Iowa and reestablished under TPLIC. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, which may include:

●	Remove, combine, or add subaccounts and make the new or combined subaccounts available to you at our discretion.
●	Combine the separate account or any subaccounts with one or more different separate accounts or subaccounts.
●	Close certain subaccounts to allocations of new net premiums by current or new policyowners at any time at our discretion.
●	Transfer assets of the separate account or any subaccount which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount.
●	Operate the separate account as a management company under the 1940 Act, or as any other form of investment company permitted by law.
●	Establish additional separate accounts or subaccounts to invest in new portfolios of the funds.
●	Manage the separate account at the direction of a committee.
●	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law.
●	Change the investment objective of a subaccount.
●

Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds. (Fund portfolios will not be added, deleted or substituted without prior approval of the SEC to the extent required by the 1940 Act or other applicable laws.)

●	Fund additional classes of variable life insurance policies through the separate account.
●	Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

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Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

In addition, the portfolios that sell their shares to the subaccounts may discontinue offering their shares to the subaccounts.

The Fixed Account

The fixed account is part of Transamerica Premier’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by the separate accounts. Subject to applicable law, Transamerica Premier has sole discretion over the investment of the fixed account’s assets. Transamerica Premier bears the full investment risk for all amounts contributed to the fixed account. Please see the section above entitled “Risks of Managing General Account Assets.” Transamerica Premier guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 4.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate or any duration for such rates.

Money you place in the fixed account will begin earning interest credited daily and compounded annually at the current interest rate in effect at the time it is allocated. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the “guarantee period”) unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 4.0% during any guarantee period at our sole discretion. You assume the risk that the interest rate on the fixed account may decrease although it will never be lower than a guaranteed minimum annual effective rate of 4%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts or the monthly deductions charges on a first in, first out basis (“FIFO”) for the purpose of crediting interest.

New Jersey: The fixed account is not available to you if your Policy was issued in the State of New Jersey. You may not direct or transfer any premium payments or cash value to the fixed account. The fixed account is available to you only in connection with Policy loans.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Portfolios

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end investment management company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that a portfolio will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

Certain portfolios invest substantially all of their assets in portfolios of other funds. (See the chart below listing portfolios available under the Policy.) As a result, you will pay fees and expenses at both portfolio levels. This will reduce your investment return. These arrangements are referred to as fund of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than portfolios that invest directly in debt or equity securities.

As described in more detail in the underlying portfolio prospectuses, certain underlying portfolios employ a managed volatility strategy that is intended to reduce the underlying portfolio’s overall volatility and downside risk, and to help us manage the risks associated with providing certain guarantees under the Policies. During rising markets, the hedging strategies employed to

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manage volatility could result in your Policy value rising less than would have been the case if you had been invested in an underlying portfolio with substantially similar investment objectives, securities, policies and strategies that does not utilize a volatility management strategy. In addition, the cost of these hedging strategies may have a negative impact on performance. On the other hand, investing in underlying portfolios with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances. In such cases, your Policy value may decline less than would have been the case if you had not invested in underlying portfolios with a managed volatility strategy. There is no guarantee that a managed volatility strategy can achieve or maintain the underlying portfolio’s optimal risk targets, and the underlying portfolio may not perform as expected. Portfolios that employ a managed volatility strategy are identified by an “*” preceding the name of the portfolio in the first column of the chart below.

Certain portfolios may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. (See chart below listing portfolios available under the Policy.) The cost of these hedging strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

The ProFunds and Access Trust portfolios permit frequent transfers. Frequent transfers may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds or Access Trust portfolio may negatively affect a portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses. See “Disruptive Trading and Market Timing.” Some ProFunds or Access Trust portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in the ProFunds or Access Trust portfolios will bear additional investment risks. See the ProFunds or Access Trust prospectus for a description of the investment risks associated with investing in the ProFunds or Access Trust portfolios.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at our administrative office at 1-800-851-9777 or visiting our website at www.premier.transamerica.com. You should read the fund prospectuses carefully.

Note: If you received a summary prospectus for a portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

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Portfolio	Investment Adviser/Sub- Adviser	Investment Objective
TRANSAMERICA SERIES TRUST:
Transamerica Aegon High Yield Bond VP1	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks a high level of current income by investing in high-yield debt securities.
Transamerica Aegon U.S. Government Securities VP	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks to provide as high a level of total return as is consistent with prudent investment strategies.
Transamerica Barrow Hanley Dividend Focused VP	Transamerica Asset Management, Inc. Barrow, Hanley, Mewhinney & Strauss, LLC	Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
Transamerica BlackRock Global Real Estate Securities VP	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks long-term total return from investments primarily in equity securities of real estate companies.
Transamerica BlackRock Government Money Market VP2	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Transamerica BlackRock iShares Edge 40 VP3	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks capital appreciation and current income.
*Transamerica BlackRock Tactical Allocation VP4	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC.	Seeks capital appreciation with current income as a secondary objective.
Transamerica International Growth VP5	Transamerica Asset Management, Inc. TDAM USA Inc.	Seeks long-term capital appreciation.
Transamerica Janus Balanced VP	Transamerica Asset Management, Inc. Janus Capital Management LLC	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Transamerica Janus Mid-Cap Growth VP	Transamerica Asset Management, Inc. Janus Capital Management LLC	Seeks long-term capital appreciation.

1Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.

2There can be no assurance that a government money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on a government money market fund may become extremely low and possibly negative. You could lose money by investing in a government money market fund.

3 Formerly Transamerica BlackRock Smart Beta 40 VP.

4This portfolio utilizes both a tactical asset allocation strategy and a strategic asset allocation strategy to seek to achieve its objective by investing in underlying funds that consist of ETFs and money market mutual funds. Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.

5 Formerly Transamerica Greystone International Growth VP.

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Portfolio	Investment Adviser/Sub- Adviser	Investment Objective
*Transamerica JPMorgan Asset Allocation – Conservative VP6	Transamerica Asset Management, Inc. J.P. Morgan Investment Management Inc.	Seeks current income and preservation of capital.
*Transamerica JPMorgan Asset Allocation – Growth VP6	Transamerica Asset Management, Inc. J.P. Morgan Investment Management Inc.	Seeks long-term capital appreciation.
*Transamerica JPMorgan Asset Allocation – Moderate Growth VP6	Transamerica Asset Management, Inc. J.P. Morgan Investment Management Inc.	Seeks capital appreciation with current income as a secondary objective.
*Transamerica JPMorgan Asset Allocation – Moderate VP6	Transamerica Asset Management, Inc. J.P. Morgan Investment Management Inc.	Seeks capital appreciation and current income.
Transamerica JPMorgan Core Bond VP	Transamerica Asset Management, Inc. JPMorgan Investment Management Inc.	Seeks capital appreciation with current income as a secondary objective.
Transamerica JPMorgan Enhanced Index VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.	Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®.
*Transamerica JPMorgan International Moderate Growth VP6	Transamerica Asset Management, Inc. J.P. Morgan Investment Management Inc.	Seeks capital appreciation with current income as a secondary objective.
Transamerica JPMorgan Tactical Allocation VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.	Seeks current income and preservation of capital.
Transamerica Managed Risk – Balanced ETF VP	Transamerica Asset Management, Inc. Milliman Financial Risk Management LLC	Seeks to balance capital appreciation and income.
Transamerica Managed Risk – Growth ETF VP	Transamerica Asset Management, Inc.	Seeks capital appreciation as a primary objective and income as a secondary objective.
Milliman Financial Risk Management LLC

6Each of these asset allocation portfolios is a fund of funds and invests in a combination of underlying portfolios of Transamerica Series Trust and Transamerica Funds. Please see each portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.

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Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica Morgan Stanley Capital Growth VP7	Transamerica Asset Management, Inc. Morgan Stanley Investment Management Inc.	Seeks to maximize long-term growth.
Transamerica Morgan Stanley Global Allocation VP8	Transamerica Asset Management, Inc. Morgan Stanley Investment Management Inc.	Seeks high total return
Transamerica Multi-Managed Balanced VP	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC J. P. Morgan Investment Management Inc.	Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
*Transamerica PIMCO Tactical-Balanced VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
*Transamerica PIMCO Tactical-Conservative VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
*Transamerica PIMCO Tactical-Growth VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
Transamerica PIMCO Total Return VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks maximum total return consistent with preservation of capital and prudent investment management.
*Transamerica QS Investors Active Asset Allocation – Conservative VP9	Transamerica Asset Management, Inc. QS Investors, LLC	Seeks current income and preservation of capital.
*Transamerica QS Investors Active Asset Allocation – Moderate Growth VP9	Transamerica Asset Management, Inc. QS Investors, LLC	Seeks capital appreciation with current income as a secondary objective.
*Transamerica QS Investors Active Asset Allocation – Moderate VP9	Transamerica Asset Management, Inc. QS Investors, LLC	Seeks capital appreciation and current income.
Transamerica Small/Mid Cap Value VP	Transamerica Asset Management, Inc. Systematic Financial Management L.P.; Thompson, Siegel & Walmsley, LLC	Seeks to maximize total return.
Transamerica T. Rowe Price Small Cap VP	Transamerica Asset Management, Inc. T. Rowe Price Associates, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

7 TA Jennison Growth VP merged into TA Morgan Stanley Capital Growth VP.

8Formerly Transamerica BlackRock Global Allocation VP

9This portfolio invests in a combination of underlying Exchange Traded Funds (“ETFs”). Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.

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Portfolio	Investment Adviser/Sub- Adviser	Investment Objective
Transamerica WMC US Growth VP10	Transamerica Asset Management, Inc. Wellington Management Company, LLP	Seeks to maximize long-term growth.
FIDELITY FUNDS

Fidelity VIP Index 500 Portfolio	Fidelity Management & Research Company FMR Co., Inc.; Geode Capital Management, LLC	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.:
AB Balanced Wealth Strategy Portfolio	AllianceBernstein L.P.	Seeks to maximize total return consistent with the Adviser’s determination of reasonable risk.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:
Franklin Allocation VIP Fund	Franklin Advisers, Inc.	Seeks capital appreciation, with income as a secondary goal.
PROFUNDS:
ProFund VP Asia 30[11]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index.
ProFund VP Basic Materials[11]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Basic MaterialsSM Index.
ProFund VP Bull[11]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Index.
ProFund VP Consumer Services[11]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer ServicesSM Index.
ProFund VP Emerging Markets[11]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P/BNY Mellon Emerging Markets 50 ADR® Index. (USD).
ProFund VP Europe 30[11]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index.
ProFund VP Falling U.S. Dollar[11]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the basket of currencies included in the of non-U.S. currencies included in the ICE® U.S. Dollar Index®
ProFund VP Financials[11]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index.
ProFund VP Financials[11]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index.

10 Transamerica Torray Concentrated Growth VP merged into Transamerica WMC US Growth VP

11The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. Please see the ProFunds VP or Access

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Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Government Money Market[11],[12]	ProFund Advisors LLC	Seeks a high level of current income consistent with liquidity and preservation of capital.
ProFund VP International[11]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the MSCI EAFE Index. The fund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of MCSI EAFE futures contracts traded in the United States.
ProFund VP Japan[11]	ProFund Advisors LLC

Seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average (the “Index”). The Fund seeks to provide a return consistent with an investment in the component equities in the Index hedged to U.S. dollars. The Fund seeks to provide a return based solely on the local price return of the equity securities in the Index, without any effect from currency movements in the yen versus the U.S. dollar. The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of the dollar-denominated Nikkei 225 futures contracts traded in the United States.

ProFund VP Mid-Cap[11]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Index.
ProFund VP Nasdaq 100[11]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Nasdaq -100® Index.
ProFund VP Oil & Gas[11]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil & GasSM Index.
ProFund VP Pharmaceuticals[11]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Select Pharmaceuticals SM Index.
ProFund VP Precious Metals[11]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious Metals SM Index.

11The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. Please see the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

12There can be no assurance that the ProFund VP Government Money Market will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the ProFund VP Government Money Market may become extremely low and possibly negative. You could lose money by investing in this Fund.

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Investment Adviser/Sub- Adviser	Investment Adviser/Sub- Adviser	Investment Adviser/Sub- Adviser
ProFund VP Short Emerging Markets[11]	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the BNY Mellon Emerging Markets 50 ADR Index. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.
ProFund VP Short International[11]	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the MSCI EAFE Index (the “Index”). The fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The fund determines its success in meeting this investment objective by comparing its daily return on a given day with the inverse (-1x) of the daily performance of MSCI EAFE futures contracts traded in the United States.
ProFund VP Short Nasdaq -100[11]	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Nasdaq -100® Index. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.
ProFund VP Short Small-Cap[11]	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Russell 2000® Index. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.
ProFund VP Small-Cap[11]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Russell 2000® Index.
ProFund VP Small-Cap Value[11]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index.
ProFund VP Telecommunications[11]	ProFund Advisors LLC	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TelecommunicationsSM Index.

11The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. Please see the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

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Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Ultra Nasdaq -100[11]	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Nasdaq -100® Index. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.
ProFund VP UltraSmall-Cap[11]	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Russell 2000® Index. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.
ProFund VP U.S. Government Plus[11]	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (1.25x) the daily price movement of the most recently issued 30-year U.S. Treasury Bond. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.
ProFund VP Utilities[11]	ProFund Advisors LLC	Seeks investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. UtilitiesSM Index.
ACCESS TRUST:
Access VP High Yield Fund[11],[13]	ProFund Advisors LLC	Seeks to provide investment results that generally correspond to the total return of the high yield market consistent with maintaining reasonable liquidity.

11The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. Please see the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

13Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.

Transamerica Asset Management, Inc. (“TAM”), located at 1801 California Street, Suite 5200, Denver, Colorado 80202-2642, serves as investment adviser to the Transamerica Series Trust (“Series Trust”) and manages the Series Trust in accordance with policies and guidelines established by the Series Trust’s Board of Trustees. TAM is directly owned by Transamerica Premier (77%) and AUSA Holding Company (23%). For certain portfolios, TAM has engaged investment sub-advisers to provide portfolio management services. TAM and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Trust prospectuses for more information regarding TAM and the investment sub-advisers.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109-3605, serves as investment adviser to the Fidelity VIP Funds and manages the Fidelity VIP Funds in accordance with policies and guidelines established by the Fidelity VIP Funds’ Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Funds prospectuses for more information regarding FMR and the investment sub-advisers.

ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814-6527, serves as the investment adviser and provides management services to all of the ProFunds and Access Trust portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds VP portfolio in accordance with policies and guidelines established by the ProFunds’ Board of Trustees. ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended. See the respective ProFund and/or Access Trust VP prospectuses for more information regarding ProFund Advisors.

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AllianceBernstein L.P. (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105-0302, serves as investment adviser to the Alliance Bernstein Variable Products Series Fund, Inc. and manages the AB Balanced Wealth Strategy Portfolio in accordance with the policies and guidelines established by the AllianceBernstein Board of Directors. Please see the prospectus for the portfolio for more information regarding AllianceBernstein L.P.

Franklin Advisers, Inc. (“Franklin”), located at One Franklin Parkway, San Mateo, California 94403-1906, serves as investment adviser to the Franklin Templeton Variable Insurance Products Trust and manages the Franklin Allocation VIP Fund. Franklin oversees the investment and reinvestment of the portfolio’s assets in accordance with policies and guidelines established by the Trust’s Board of Trustees. Please see the portfolio’s prospectus for more information regarding Franklin.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Transamerica Premier. Transamerica Premier may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying portfolio with our hedging strategy, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies. (For additional information on these arrangements, please refer to the section of this prospectus entitled “Revenues We Receive.”) We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners. We have included the Transamerica Series Trust portfolios at least in part because they are managed by TAM, our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.

In making your investment selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the portfolios including each fund’s prospectus, statement of additional information and annual and semi-annual reports. Other sources, such as the underlying fund’s website, provide more current information including information about any regulatory actions or investigations relating to a fund or underlying fund portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your cash value resulting from the performance of the portfolios you have chosen.

Addition, Deletion or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, as long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting

22

instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	● The death benefit, cash and loan benefits.
● Investment options, including premium allocations.
● Administration of elective options.
● The distribution of reports to owners.

Costs and expenses we incur:	● Costs associated with processing and underwriting applications.
● Expenses of issuing and administering the Policy (including any Policy riders).
● Overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
● Other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	● That the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate.
● That the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Charges

Before we allocate the net premium payments you make, we will deduct the following charges.

The premium expense charge is equal to:	● 6.0% of premiums during the first ten Policy years; and
● 2.5% of premiums thereafter.

Note: Certain events (such as decreases in the specified amount, a change in death benefit option, or a cash withdrawal if you choose Option A or Option C death benefit) may affect the specified amount in force. Premium expense charges will be based on the specified amount in force on the Base Policy at the time we receive the premium.

Some or all of the premium expense charges we deduct are used to pay the aggregate policy costs and expenses we incur, including distribution costs and/or state premium taxes. Although state premium tax rates imposed on us vary from state to state, the premium expense charge deducted will not vary with the state of residence of the policyowner.

The premium collection charge is equal to:	● $3.00 per premium payment.
● We will not increase this charge.

Monthly Deductions

Monthly deductions will be withdrawn from each subaccount (and/or any available fixed account) in accordance with the current premium allocation instructions. If the value of any account is insufficient to pay its portion of the monthly deductions then we will take the monthly deductions on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary).

Because portions of the monthly deductions (such as cost of insurance) can vary monthly, the monthly deductions will also vary.

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Each monthly deduction consists of:	● The monthly Policy charge for the Policy; plus
● The monthly cost of insurance charge for the Policy (including any surcharge associated with flat or table substandard ratings); plus
● The portion of the monthly deductions for any benefits provided by riders attached to the Policy; plus
● The pro rata decrease charge (if applicable) incurred as a result of a decrease in the specified amount.

Monthly Policy Charge:
● This charge currently equals $5.00 each Policy month. After the first Policy year, we may increase this charge.
● We guarantee this charge will never be more than $7.50 per month.

Cost of Insurance Charge:
We deduct this charge each month. It varies each month and is determined as follows:

1. Divide the death benefit on the Monthiversary by 1.0032737 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%).

2. Subtract the cash value on the Monthiversary.
3. Multiply the appropriate monthly cost of insurance rate for the Policy.

Optional Insurance Riders:

●  The monthly deductions will include charges for any optional insurance benefits you add to your Policy by rider. Please refer to the section below entitled “Rider Charges” for a description of the rider charges.

To determine the appropriate monthly cost of insurance rates we refer to a schedule of current cost of insurance rates and consider a number of factors including, but not limited to: the insured’s attained age on the Policy date, sex, underwriting class, and the length of time that the Policy has been in force. Cost of insurance rates generally will increase each year with the age of the insured. The factors that affect the net amount at risk include investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you choose, as well as any Policy transactions (such as loans, cash withdrawals, transfers, and changes in specified amount). Monthly cost of insurance rates may change from time to time. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tobacco and Non-Tobacco Tables (“1980 C.S.O. Tables”) and the insured’s attained age, sex, and underwriting.

The underwriting class of the insured will affect the cost of insurance rates. In determining underwriting classifications, we apply certain criteria that are based on an assessment of the insured’s life expectancy. We currently place insureds into preferred and standard classes. We also place insureds into substandard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates. Examples of reasons an insured may be placed into an extra risk factor underwriting class include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by state law).

We may issue certain policies on a simplified, guaranteed issue or expedited basis. Cost of insurance rates for any policies issued on a simplified, guaranteed issue or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar policy that we offer using different underwriting criteria.

The guaranteed cost of insurance rates under the riders and for any increase in rider face amount are determined in the same manner used to determine the Base Policy’s cost of insurance charges. Generally, the current cost of insurance rates for the optional riders are lower than the current cost of insurance rates on the Base Policy without riders.

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Mortality and Expense Risk Charge

We deduct a daily charge from your cash value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

●	The value of each subaccount; multiplied by
●	The daily pro rata portion of the annual mortality and expense risk charge rate.

Currently, the annual rate for the mortality and expense risk charge is equal to 0.90% of the average daily net assets of each subaccount. We may reduce this charge to 0.75% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.90% level after the 15th Policy year.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge

You may surrender your Policy for its cash surrender value at any time upon written request (in good order). If you exercise this option, the Policy and all attached riders will terminate.

If you surrender your Policy completely during the first 15 years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you. The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including sales commissions paid to selling firms and printing and advertising costs, as well as aggregate Policy expenses.

The formula we use to compute the surrender charge reduces that charge at older ages in compliance with state laws. There is no surrender charge if you wait until the end of the 15th Policy year to surrender your Policy.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

●	You pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
●	Investment performance is low.

The surrender charge is equal to:	●	The surrender charge per $1,000 of specified amount (varies by issue age, sex and underwriting class on the Policy date); multiplied by
	●	The number of thousands of specified amount as it is stated in the Policy; multiplied by
	●	The surrender charge factor.

The surrender charge per thousand applies to each $1,000 of specified amount, using the rates found in Appendix A of this prospectus.

The surrender charge factor varies by the insured’s issue age on the Policy date and number of years the Policy has been in force, but if the Policy has lapsed and been reinstated, the surrender charge is based on the amount of time that the Policy has been in force with no credit for periods of lapse. In no event are the surrender charge factors any greater than those shown in Appendix A-1.

Please see “Surrender Charge Factors” in Appendix A-1.

Pro Rata Decrease Charge

If you decrease the specified amount during the first 15 Policy years we will deduct a pro rata decrease charge from your cash value.

The pro rata decrease charge is equal to:	●	The surrender charge per $1,000 of specified amount (varies by issue age, sex and underwriting class on the Policy date); multiplied by
	●	The number of thousands of specified amount decreased; multiplied by
	●	The surrender charge factor applicable at the time of the decrease. (See Appendix A.)

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We will not deduct the pro rata decrease charge from the cash value when a specified amount decrease results from:

●	A change in the death benefit option; or
●	A cash withdrawal (when you select death benefit Option A).

If a pro rata decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.

We will determine the pro rata decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the pro rata decrease charge will cause the Policy to go into a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.

Transfer Charge

We currently allow you to make 12 transfers each Policy year free of charge. Except as listed below, we charge $25 for each additional transfer. We deduct the transfer charge from the amount being transferred. We will not increase this charge.

●	For purposes of assessing this transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, will be considered a single transfer.
●	Transfers resulting from loans or the exercise of conversion rights currently are not treated as transfers for the purpose of assessing this charge.
●	Transfers via the Internet are not treated as transfers for the purpose of assessing this charge.
●	Transfers among the ProFunds and/or Access Trust subaccounts are not treated as transfers for the purpose of assessing this charge.
●	Transfers under dollar cost averaging and asset rebalancing are not treated as transfers for the purpose of assessing this charge.

Loan Interest Rate Charged

We currently charge you an effective annual interest rate on a Policy loan of 5.2% in advance (5.49% effective annual interest rate, after rounding) on each Policy anniversary. We also currently credit the amount in the loan reserve with an effective annual interest rate of 4.75% (in arrears) (4.0% guaranteed minimum). After offsetting the 4.75% interest we credit, the net cost of standard loans currently is 0.74% annually, after rounding (1.49% maximum guaranteed, after rounding). After the 10th Policy year, we apply preferred loan rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan interest rate credited is 5.49% effective annually, after rounding, and is not guaranteed.

Change in Net Premium Allocation Charge

We currently do not charge you if you change your net premium allocation. However, in the future we may decide to charge you $25 if you make more than one change every three months in your allocation schedule. We will notify you if we decide to impose this charge.

Cash Withdrawal Charge

After the first Policy year, you may take one cash withdrawal per Policy year if your net surrender value is sufficient to cover the amount of the withdrawal and the associated cash withdrawal charge. When you take a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance. We will not increase this charge.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charges

The following charges apply if you elect any of the Riders available under your Policy as noted below. (See “Supplemental Benefits (Riders)”).

●

Terminal Illness Accelerated Death Benefit Rider. We do not assess an administrative charge for this rider, however, if the rider is exercised, we reduce the single sum benefit by a discount factor to compensate us for income lost due to the early payment of the death benefit. The discount rate is based on the Applicable Federal Interest Rate (2.00%) for 2020) or

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the Policy loan interest rate, whichever is greater. For a complete description of the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled “Terminal Illness Accelerated Death Benefit Rider” in this prospectus.

●

Primary Insured Rider (“PIR”) and Primary Insured Rider Plus (“PIR Plus”). We assess a cost of insurance charge based on the insured’s issue age, sex and underwriting class, the Policy year and the rider face amount. Charges generally will increase each year with the age of the insured.

●

Other Insured Rider. We assess a cost of insurance charge based on each other insured’s issue age, sex and underwriting class, Policy year and the rider face amount. Charges generally will increase each year with the age of the insured.

●	Children’s Insurance Rider. We assess a cost of insurance charge based on the rider face amount regardless of the number of children insured.
●

Accidental Death Benefit Rider. We assess a cost of insurance charge based on the primary insured’s attained age and rider face amount. Charges generally will increase each year with the age of the insured.

●

Disability Waiver Rider. We assess a rider charge based on the primary insured’s issue age, sex and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.

●

Disability Waiver and Income Rider. We assess a rider charge based on the primary insured’s issue age, sex and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

Portfolio Expenses

The value of each subaccount will reflect the fees and expenses paid and received by the corresponding portfolio - including, but not limited to - management fees and expenses, operating expenses and any 12b-1 fees. These fees and expenses reduce the value of your portfolio shares. Under certain circumstances, the board of directors of a government money market portfolio would have the discretion to impose a liquidity fee on redemptions from the money market portfolio and to implement a redemption gate that would temporarily suspend redemptions from the fund. Accordingly, we reserve the right to implement, administer and charge you for any such fee or restriction that may be imposed by the government money market portfolios. This could possibly cause you to lose money on your fund redemption.

Please see the fund prospectuses for more detailed information about the portfolios.

Revenues We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates in connection with certain administrative, marketing and other support services we (and our affiliates) provide and expenses we incur in selling our variable insurance products.

These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Policy.

We (and/or our affiliates) may receive some or all of the following types of payments:

●

Rule 12b-1 Fees. We, and/or our affiliate, Transamerica Capital, Inc. (“TCI”), which is the principal underwriter for the Policies, indirectly receive 12b-1 fees from certain funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

●

Administrative, Marketing and Support Service Fees (“Support Fees”). The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes on the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of these fees. (See the prospectuses for the funds for more information.) The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts of payments may be significant. Advisers or sub-advisers (or other affiliates) payments to us vary.

The chart below provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:

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Incoming Payments to Transamerica Premier and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust **	--	Fidelity Variable Insurance Products Funds	0.39%***
ProFunds	0.50%	Access One Trust	0.50%
Alliance Bernstein	0.25%	Franklin Templeton	0.35%

*Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts that are available under the Policy and under certain other variable insurance products offered by our affiliates and us. We, and/or TCI may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we or TCI provide.

**Because the Transamerica Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Transamerica Series Trust portfolios, in terms of our and our affiliates’ overall profitability. During 2019 we received $12,380,985.00 from TAM.

***We receive this percentage once $100 million in fund shares are held by the subaccounts of Transamerica Premier and its affiliates.

Other payments. We and our affiliates, including TCI and Transamerica Financial Advisors, Inc. (“TFA”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates. These payments may be derived in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of those advisory fees (see the prospectuses for the funds for more information).

Certain advisers and sub-advisers of the underlying Funds (or their affiliates) (1) may directly or indirectly pay TCI conference sponsorship(s) or marketing allowance payments that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences as well as internal and external meetings and events that are attended by TCI’s wholesalers and/or other TCI employees; (2) may pay to TFA, directly or indirectly, varying amounts to obtain access to TFA’s wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the Funds and to assist with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 2019, TCI and its affiliates received revenue sharing payments that totaled approximately $1.9 million. The firms that paid revenue to participate in TCI sponsored events included but were not limited to the following: Alliance Bernstein; Allianz Global Investors; American Century; American Funds; Amundi Pioneer Asset Management; Aegon USA Investment Management; Barrow Hanley Mewhinney & Strauss LLC; BlackRock Investment Management, LLC; ; Carillon Tower Advisers; Charles Schwab Investment Management; Columbia Threadneedle Investments; Dimensional Fund Advisers; Fidelity Investments; Franklin Templeton Investments; Hartford Funds; Ivy Investments; J.P. Morgan Asset Management; Janus Henderson Investors; John Hancock Investments; Legg Mason Global Asset Management; Levin Capital Strategies, LP; Lord Abbett; Milliman; Morgan Stanley; Neuberger Berman; New York Life / MainStay Investments; PGIM Investments; PIMCO; PineBridge Investments; Principal Global Investors; State Street Global Advisors;

Systematic Financial Management; T. Rowe Price; TSW; Vanguard; Virtus Investment Partners; Wellington Management Company LLP; and Wells Fargo Asset Management.

As of December 31, 2019, TCI had revenue sharing agreements with more than 70 brokers and other financial intermediaries including, without limitation: 1st Global Capital; Advisor Group, Inc. Ameriprise Financial Services, Inc.; AXA Advisors LLC; ; Merrill Lynch; BBVA Securities, Inc.; BOSC, Inc.; Bruderman Brothers; Cadaret, Grant & Co.; Cambridge Investment Research; Centaurus Financial, Inc.; Citizens/CCO Investments; Cetera Advisor Networks LLC; Cetera Advisors LLC; Cetera Financial Group, Inc.; Cetera Financial Specialists LLC; Cetera Investment Services LLC; CFD Investments, Inc.; Charles Schwab; Citigroup Global Markets, Inc.; Edward Jones; Financial Data Services, Inc.; Equity Services, Inc.; Envestnet Asset Management; First Allied Securities Inc.; FSC Securities Corporation; GeneosWealth Management; GW Sherwold Associates, Inc.; Avantax Investment Services Inc.; Hantz Financial Services, Inc.; Huntington Investment Company; Independent Financial Group; Investacorp, Inc.; Independent Financial Group, LLC; James T. Borello & Co.; Janney Montgomery Scott; Kestra Investment Services; Key Investment Services; KMS Financial Services Inc.; J.P. Morgan Securities LLC; LPL Financial Corp.; Morgan Stanley Smith Barney LLC; M&T Securities Inc.; MML Investors Services; Mutual of Omaha Investor Services Inc.; Oppenheimer & Co.; Park Avenue Securities; Parkland Securities, LLC; Pershing LLC; Raymond James and Associates, Inc.; Raymond James Financial Services, Inc.; RBC Wealth Management; Royal Alliance Associates, Inc.; Sagepoint Financial Inc.; Securian Financial Services; Securities America, Inc.; Securities Service Network, Inc.; Sigma Financial Corporation; Suntrust Investment Services, Inc.; TD Ameritrade; The Investment Center, Inc.; Transamerica Financial Advisors, Inc.; Triad Advisors, Inc.; UBS Financial Services, Inc.; United Planners Financial Services of America; US Bancorp Investments, Inc.; Voya Financial Advisors, Inc.; Wells Fargo Advisors, LLC; and Woodbury Financial Services. For the calendar year ended December 31, 2019, TCI paid approximately $34 million to these brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2020, including some or all of the foregoing brokers and financial

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intermediaries, among others, on terms similar to those discussed above.

Please Note: Some of the aforementioned advisers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the Funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur, in our role as intermediary, in promoting and marketing the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Sale of the Policies” in this prospectus.

THE POLICY

Depending on the state of issue, your Policy may be an individual Policy or a certificate issued under a group policy. The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate.

The principal rights an owner may exercise are:

●	To designate or change beneficiaries before the death of the insured.
●	To receive amounts payable before the death of the insured.
●	To assign the Policy. (If you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment.)
●	To change the owner of the Policy.
●	To change the specified amount or death benefit option type of the Policy.

No designation or change in designation of an owner will take effect unless we receive a transfer of ownership form. The request will take effect as of the date we receive it, in good order, at our mailing address, or by fax at our administrative office (1-727-299-1620), subject to payment or other action taken by us before it was received.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing, in good order, and signed by our president or secretary. No registered representative may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

●	To make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
●	To assure qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or
●	To reflect a change in the operation of the separate account; or
●	To provide additional subaccounts and/or fixed account options.

Purchasing a Policy (Note: This Policy is not available for new sales.)

To purchase a Policy, you must submit a completed application, in good order, and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI (the principal underwriter for the Policy) and us. We may reject the application at any time before issuing a Policy.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control – for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether the Policy is suitable for you. Any such delays will affect when your Policy can be issued.

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You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy for issue ages 0-45 is generally $50,000. It declines to $25,000 for issue ages 46-80.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 80. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

●	The date of your application; or
●	The date the insured completes all of the medical tests and examinations that we require.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another policy covering the same insured in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current Policy is subject to a Policy loan, you may also have to pay federal income tax on the exchange. Additionally, if you are under age 59 1⁄2 then you also may be subject to a federal tax penalty equal to 10% of the taxable amount. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy. (That person will generally earn a commission if you buy this Policy through an exchange or otherwise.)

When Insurance Coverage Takes Effect

Except as provided in the conditional receipt (“Conditional Receipt”), if issued, or in connection with certain Section 1035 Exchanges, insurance coverage under the Policy will not take effect until after all of the following conditions have been met: (1) the first full premium must be received by the Company at our mailing address; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium listed and have met all of the requirements in the Conditional Receipt attached to the application, and we deliver the Conditional Receipt to you, the insured may have conditional insurance coverage under the terms of the Conditional Receipt. The conditional insurance coverage may vary by state and/or underwriting standards. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for those Policies. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	● The amounts applied for under all Conditional Receipts issued by us; or
● $500,000 of life insurance.

Subject to the conditions and limitations of the Conditional Receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:

●   The date of application; or

●   The date of the last medical examination, test, and other screenings required by us, if any (the “Effective Date”). Such conditional insurance will take effect as of the Effective Date, so long as all of the following requirements are met:

1.    The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate.

2. As of the Effective Date, all statements and answers given in the application must be true.
3. The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within

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the lifetime of the proposed insured.

4.    All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our mailing address within 60 days of the date the application was signed.

5. All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received, in good order, at our mailing address.

Any conditional life insurance coverage terminates on the earliest of:

●   60 days from the date the application was signed;

●   The date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;

●   When the insurance applied for goes into effect under the terms of the Policy that you applied for; or

●   The date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the Conditional Receipt:	● The Conditional Receipt is not valid unless:
> All blanks in the Conditional Receipt are completed; and
> The receipt is signed by an authorized Company representative.

Other limitations:	● There is no Conditional Receipt coverage for riders or any additional benefits, if any, for which you may have applied.
● If one or more of the receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.

●   If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Transamerica Premier’s liability will be limited to returning any payment(s) you have made upon return of this receipt to us.

For 1035 Exchanges. Coverage may begin earlier in Section 1035 exchange situation as provided in the “Absolute Assignment to Effect Internal Revenue Code Section 1035 Exchange and Rollover” form. As provided in that form, the insurance coverage shall take effect as of the date the replaced policy is surrendered, and before delivery of the Policy, if the following conditions have been met:

The Policy has been approved for issue – even if approved other than as applied for - and accepted in writing by the proposed owner and either:

1.	The replaced policy has been surrendered and the surrender proceeds thereafter received by the Company are themselves sufficient to place the Policy in force; or
2.

If, in addition to the surrender of the replaced policy from the existing issuer, premium is paid during the proposed insured’s lifetime (either with the application for the Policy or thereafter if permitted by the Company in writing) and if such premium together with any surrender proceeds thereafter received, are sufficient to place the Policy in force.

Charges may be applied beginning on the date that the coverage takes effect.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will commence and we will begin to take the monthly deductions from your net premium. This date is the Policy date (or the record date if the Policy is backdated). Any premium payments we receive before the Policy date (or record date, if applicable) will be held in a non-interest bearing suspense account. On the Policy date (or the record date if your Policy is backdated), the entire amount in the non-interest bearing suspense account will be allocated to the subaccounts and/or the fixed account as you specified in your application. Please Note: Your premiums are credited on the record date, not the backdated Policy date.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net

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premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange (“NYSE”) is open for trading, but no later than 4:00 p.m. Eastern Time. (If premium or a transaction request is received after 4 p.m. Eastern Time, we will process the requested transaction the next available day that the NYSE is open.) This is true whether the requested transaction comes in via fax, wire or other electronic means, or by telephone.

Transaction Type:	Priced when received at our:
Payment by Check	Mailing Address, unless a different address appears on your billing coupon
Transfer Request	Administrative Office
Payment by Wire Transfer	Administrative Office
Electronic Credit and Debit Transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments	Administrative Office

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application. Your premiums, however, will be credited on the date the Policy is issued, not the backdated Policy date. Please Note: State specific rules may apply to a request to backdate a policy. Please contact your registered representative for further information.

Cost of insurance charges are based in part on the age of the insured on the Policy date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

PREMIUMS

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account according to these guidelines:

●	Allocation percentages must be in whole numbers.
●

If you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers and you may be required to transfer at least a total of $100 monthly.

●	If you select asset rebalancing, the cash value of your Policy (if an existing Policy) or your minimum initial premium (if a new Policy) must be at least $5,000.

Currently, you may change the allocation instructions for additional premium payments without charge by writing us at our mailing address or calling us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time. You may also change allocations through our web site at www.premier.transamerica.com.

Please Note: Certain subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order. The change will be effective as of the valuation date on which we receive the change request, in good order, at our administrative office or mailing address. Upon instructions from you, your authorized representative for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1% of a net premium payment. We reserve the right to charge $25 for each change of allocation in excess of one per Policy year quarter.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing address, or at the address on your billing coupon (for payments made by check), or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions) before the NYSE closes, are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern Time). If we receive a premium payment after the NYSE closes or on a day the NYSE is closed for trading, we will process the order using the subaccount value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts you have chosen. You bear the investment risk for amounts you allocate to the subaccounts.

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You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make premium payments at any time and in an amount of at least $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium. See “Minimum Monthly Guarantee Premium” below.

Planned Periodic Payments

You can determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. The amount and frequency you choose will be shown in your Policy. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your selling firm of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy still may lapse. How long your Policy remains in force depends on the Policy’s net surrender value. If the net surrender value is not high enough to pay the monthly deductions when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.

The initial minimum monthly guarantee premium is shown on your Policy’s schedule page, and depends on a number of factors, including the issue age, sex, underwriting class of the insured, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, if any riders are added or terminated, or if in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium.

No Lapse Guarantee

Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deductions, as long as on any Monthiversary the total amount of the premiums you have paid (minus any cash withdrawals, minus any outstanding loan amount, and minus any pro rata decrease charge) equals or exceeds the sum of the minimum monthly guarantee premium in effect for each month from the Policy date up to and including the current month. (Your initial minimum monthly guarantee premium is shown on your Policy schedule page. You may obtain information about your minimum monthly guarantee premium and assistance to determine the amount of premiums you must pay to keep your Policy in force by contacting our administrative office.) Please see the section of this prospectus entitled “Policy Lapse and Reinstatement.”

After the no lapse period guarantee ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

Premium Limitations & Payments

We will not allow the premiums you pay to exceed the current maximum premium limitations, if applicable, by which the Policy qualifies as life insurance under federal tax laws. (For more information regarding the Guideline Premium Test, please refer to the section entitled “Death Benefit” in this prospectus.)

This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we generally will return the excess portion of the premium payment, with interest, within 60 days after the end of the Policy year. In addition, we reserve the right to refund a premium or require evidence of insurability if the premium would increase the death benefit by more than the amount of the premium. We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent. Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for m ore information regarding tax considerations regarding your Policy or consult a qualified tax professional.

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We may require premium payments to be at least $50 ($1,000 if by wire). If the payment mode is monthly direct deposit, we may require minimum payments of $100.00. We may return premiums less than the minimum.

Note: We reserve the right to reject any form of payment. We do not accept cash or money orders. Any unacceptable forms of payment will be returned.

Wire Transfers. We will accept premium payments by wire transfer. If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-851-9777 for instructions on wiring funds to us. Certain charges are deducted from the premium payments you make.

Tax-Free Exchanges (“1035 Exchanges”). After receiving your initial premium and your Policy is issued, we will accept a part of or all of your subsequent premiums from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

TRANSFERS

General

You or your authorized representative of record may make transfers among the subaccounts or among the subaccounts and the fixed account. You will be bound by any transfers made by your authorized representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

The following features apply to transfers under the Policy:

●

Your Policy may be limited to a cumulative transfer out of the fixed account each Policy year of the greater of 25% of the amount in the fixed account, or the amount transferred out the previous Policy year. However, the transfer may not be greater than the unloaned portion of the fixed account on that date. See “Fixed Account Transfers.”

●

Currently we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

●

You may request transfers in writing (in a form we accept) to our mailing address, by fax or by telephone to our administrative office, or electronically through our website (www.premier.transamerica.com).Please Note: Certain subaccounts have similar names. It is important that you state or write the full name of the subaccount when making a transfer request to ensure that any transfer request that you submit is in good order.

●	There is no minimum amount that must be transferred.
●	There is no minimum amount that must remain in a subaccount after a transfer.
●	Except as listed below, we may deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year:
1.	We consider all transfers made in any one day to be a single transfer.
2.	Transfers via the Internet are not treated as transfers for the purpose of assessing the transfer charge.
3.	Transfers among the ProFunds and/or Access Trust subaccounts are not treated as transfers for the purpose of assessing the transfer charge.
4.	Transfers under asset rebalancing and dollar cost averaging currently are not treated as transfers for the purpose of assessing the transfer charge.

We will process any transfer order that is received, in good order, in writing at our mailing address, or by fax or by telephone at our administrative office, before the NYSE closes (usually 4:00 p.m. Eastern Time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes or on a day that the NYSE is closed for trading, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE. (If you send your request by fax, be sure to use the correct fax number. Please see “Telephone, Fax and Online Privileges.”)

Disruptive Trading and Market Timing

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access Trust subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds or Access Trust subaccounts, you should be aware that you may bear the costs and increased risks of

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frequent transfers discussed below and they may have a greater risk than other portfolios of suffering the harmful effects of market timing and disruptive trading.

Statement of Policy. This variable insurance Policy was not designed to facilitate frequent or large trading through transfers among the subaccounts or between the subaccounts and the fixed account by market timers or frequent or disruptive traders. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other policyowners, beneficiaries and underlying fund portfolios. The adverse effects include:

1.

Dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

2.

An adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

3.	Increased brokerage and administrative expenses.

These risks and costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature sent to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading.

We may impose other restrictions on transfers, or even prohibit transfers for any policyowner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by policyowners or persons engaged in trading on behalf of policyowners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances; we may change the maximum dollar amount of permitted transfers quickly and without notice.

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Please Note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable life policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

●	impose redemption fees on transfers; or
●

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

●	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our General may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

We do not impose any prophylactic transfer restrictions. In the absence of any such restrictions (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is possible that some level of market timing and disruptive trading will occur before we detect it and take steps to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on policyowners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policyowners should be aware that we do not monitor transfer requests from policyowners or persons acting on behalf of policyowners for compliance with, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Policyowners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual policyowners, and to restrict or prohibit further purchases or transfers by specific policyowners or persons acting on their behalf, if identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio. Please read the fund’s prospectus for information about restrictions on transfers.

Omnibus Orders. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual policyowners of variable

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insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures.

We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other policyowners of underlying fund portfolio shares, as well as the policyowners of all of the variable annuity contracts or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Telephone, Fax and Online Privileges

Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time, or fax your instructions to our subaccount transfer fax number at 1-727-299-1648 (for all other fax requests, please use 1-727-299-1620). You also may request transfers electronically through our website, www.premier.transamerica.com. Please Note: Certain subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the subaccount that you have selected for your allocation to ensure that those allocation instructions are in good order.

Please note the following regarding telephone, Internet or fax transfers:

●	We will employ reasonable procedures to confirm that the instructions are genuine.
●

If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

●	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
●

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

●	We may also require that you send us the telephone, Internet or fax transfer order in writing.
●	If you do not want the ability to make telephone or Internet transfers, you should notify us in writing at our mailing address or through our fax number (1-727-299-1620).
●	We will not be responsible for same day processing of transfers if the transfer order is faxed to a number other than 1-727-299-1648 or 1-727-299-1620.
●

We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and electronic transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our administrative office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider’s, your registered representative’s or Transamerica Premier’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing.

You should protect your user ID and password because self-service options will be available to your authorized representative and to anyone who provides your identifying information. We will not be able to verify that the person providing instructions online is you or someone authorized by you. Note: your requests that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a request after the NYSE closes, or on a day the NYSE is closed for trading, we will process the withdrawal request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All requests must be submitted in good order to avoid a delay in processing your request.

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Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we change this, we will notify you at the time of your transfer. We also reserve the right to limit the maximum amount you may transfer from the fixed account each year to the greater of 25% of the amount in the fixed account or the amount you transferred from the fixed account in the immediately preceding Policy year.

These current restrictions do not apply if you have selected dollar cost averaging. However, the transfer may not be greater than the unloaned portion of the fixed account on the valuation date on which we receive the transfer request.

We will make the transfer at the end of the valuation date on which we receive the request, in good order, at our administrative office (for telephonic and facsimile transactions), at our mailing address (for written correspondence), or electronically through our website. We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary.

Except when used to pay premiums, we also may defer payment of any amounts from the fixed account for no longer than six months after we receive written notice.

New Jersey: The fixed account is not available to you as an investment option if your Policy was issued in the State of New Jersey. You may not direct or transfer any money to the fixed account.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing, in good order, to our mailing address.

In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount value in that portfolio to the fixed account without a transfer charge. We must receive your request to transfer the subaccount value to the fixed account in good order within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

Dollar Cost Averaging

Dollar cost averaging is a strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of allocating most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the Transamerica BlackRock Government Money Market VP subaccount, the Transamerica JPMorgan Core Bond VP subaccount or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the Policy date. We will make the first transfer in the month after we receive your request, in good order, at our mailing address or by facsimile at our administrative office, provided that we receive the form by the 25th day of the month. (Note: As stated on the dollar cost averaging form, the date that you select cannot be the 29th, 30th or 31st of any month.)

To start dollar cost averaging:	● You must submit to us, in good order, in writing to our mailing address (or by facsimile to our administrative office), a completed form, signed by the owner requesting dollar cost averaging.
● You may be required to have at least $5,000 in each subaccount or the fixed account from which we will make transfers.
● Your total transfers each month under dollar cost averaging may be limited to a minimum of $100.
● Each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging.

Dollar cost averaging will terminate if any of the following occur:	● We receive, in good order, at our mailing address (or by facsimile, or by telephone to our administrative office) a request to discontinue participation from you or your authorized representative.

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● The value in the accounts from which we make the transfers is depleted.
● You elect to participate in the asset rebalancing program.
● You elect to participate in any asset allocation services provided by a third party.

If you terminate your participation in the dollar cost averaging program and later decide that you would like to participate again, you must sign and submit (in good order) a new dollar cost averaging form. We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular allocation percentage among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy’s currently effective premium allocation schedule. Cash value in the fixed account is not available for this program and this program is not available in conjunction with the dollar cost averaging program. We make no guarantee that asset rebalancing will result in a profit or protect you from a loss.

You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form, in good order, at our mailing address (or by facsimile at our administrative office), we will change your premium allocation instructions to match your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated. If you do not indicate a specific date, we will use the date we receive the form. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:

●  You must submit to us, in good order, in writing to our mailing address (or by facsimile or telephone to our administrative office), a completed asset rebalancing request form signed by the owner before the maturity date.

● You may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. (We reserve the right to count such allocations as part of your free transfers in the future.)

Asset rebalancing will cease if:	● You elect to participate in the dollar cost averaging program.
● We receive, in good order, at our mailing address (or by facsimile or telephone at our administrative office), a request to discontinue participation by you or your authorized representative.
● You make any transfer to or from any subaccount other than under a scheduled rebalancing.
● You elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we may restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We do not offer any asset allocation programs or any allocation models for use with your life insurance policy. You may authorize and engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your cash value under any circumstance. We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy. We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy. Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals.

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If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor. Alternatively, the investment advisor may compensate the registered representative from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your registered representative receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your authorized registered representative or investment advisors. We reserve the right to discontinue doing so at any time and for any reason. We may require registered representatives or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Transamerica Premier as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the registered representative/agent’s or investment advisor’s ability to request financial transactions on your behalf. These limitations, which are described in the section entitled “Transfers – Disruptive Trading and Market Timing,” are intended (1) to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio; or (ii) to comply with specific restrictions or limitations imposed by a portfolio of Transamerica Premier.

  Please Note:

●

Limitations that we may impose on your authorized registered representative or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on their own behalf, except as otherwise described in this prospectus. Any third party asset allocation service may be terminated at any time by the owner or by the third party service by sending written instruction to our mailing address.

●	The practices and procedures described above do not apply to any asset allocation portfolios that are available as investment options under the Policy.

POLICY VALUES

Cash Value

Your cash value:

●	Is determined on the Policy date and on each valuation date.
●	Equals the sum of all values in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan.
●	Serves as the starting point for calculating values under a Policy.

●

Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

●	Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request, in good order, at our mailing address. You may also fax your request to 1-727-299-1620.

Net surrender value on any valuation date equals:	● The cash value as of such date; minus
● Any surrender charge as of such date; minus
● Any outstanding Policy loan amount(s); plus
● Any interest you paid in advance on the loan(s) for the period between the date of the surrender and the next Policy anniversary.

Subaccount Value

The cash value in a subaccount is referred to as “subaccount value.” At the end of any valuation period, the subaccount value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount. (Note: Subaccount transactions are converted to units for accounting purposes.)

The number of units in any subaccount on any valuation date equals:	● The initial units purchased at unit value on the Policy date; plus
● Units purchased with additional net premium(s); plus
● Units purchased due to a loan repayment; minus

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● Units purchased through transfers from another subaccount or the fixed account; minus
● Units redeemed to pay for monthly deductions; minus
● Units redeemed to pay for cash withdrawals; minus
● Units redeemed as part of a transfer to another subaccount or the fixed account (including the loan reserve account); minus
● Units redeemed to pay pro rata decrease, cash withdrawal and transfer charges; minus
● Units redeemed due to any refund of premiums allocated to that subaccount.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received: (i) at our mailing address (for written requests or payments by check); (ii) at our administrative office (for requests by fax or by telephone, or for payments made through electronic credit and debit transactions); or (iii)  electronically through our website.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value at the inception of each class of units of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:

●  The total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio’s net asset value per share determined at the end of the valuation period; minus

● A charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus
● The accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
● The number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern Time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, the fixed account value is equal to the cash value allocated to the fixed account, less the portion of the first monthly deduction that is subtracted from the fixed account.

The fixed account value at the end of any valuation period is equal to:	● The sum of net premiums allocated to the fixed account; plus
● Any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
● Total interest credited to the fixed account; minus
● Amounts charged to pay for monthly deductions; minus
● Amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals, transfer charges, or any other fees and charges; minus

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● Amounts transferred from the fixed account to a subaccount (including amounts transferred from the loan reserve account); minus
● Any refund of premium allocated to the fixed account.

DEATH BENEFIT

Death Benefit Proceeds

We will determine the amount of the death benefit proceeds on any Policy in force on the date of death upon receipt, in good order, at our administrative office of satisfactory proof of the insured’s death, plus written direction (from each eligible recipient of death benefit proceeds) regarding distribution of the death benefit payment, and any other documents, forms and information we need. We may pay interest on the Death Benefit from the date of death to the date of payment. We may require that the Policy be returned. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner’s estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

The final death benefit payment is equal to:	● The amount determined based on the death benefit option that you select (described below); minus
● Any monthly deductions due during the grace period (if applicable); minus
● Any outstanding loan amount; plus
● Any additional insurance in force provided by rider; plus
● Any interest you paid in advance on the loan(s) for the period between the date of death and the next Policy anniversary.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured’s age or sex.

Death Benefit

The Policy offers three death benefit options – Option A, Option B and Option C. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer. This is an important decision. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, as long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured’s death adjusted as shown above.

The Policy is intended to qualify under Section 7702 of the Internal Revenue Code, as a life insurance policy for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted or amended to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits that are consistent with such an increase. Adjustments will be reflected in the monthly deductions.

Option A

The death benefit equals the greatest of:	● The specified amount; or
● A specified percentage called the “limitation percentage” as shown on your Policy’s schedule page, multiplied by the cash value on the insured’s date of death; or
● The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

Attained Age	Limitation Percentage

40 and under	250%

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41 to 45	250% minus 7% for each age over age 40
46 to 50	215% minus 6% for each age over age 45
51 to 55	185% minus 7% for each age over age 50
56 to 60	150% minus 4% for each age over age 55
61 to 65	130% minus 2% for each age over age 60
66 to 70	120% minus 1% for each age over age 65
71 to 75	115% minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% minus 1% for each age over age 90
96 and older	100%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Example. Assume that the insured’s attained age is under 40, and that there are no outstanding loans. Under Option A, a Policy with a $50,000 specified amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.5 times the cash value, any time the cash value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 specified amount. (The figure $20,000 is derived by solving for cash value in the following calculation: $50,000 = 2.5 times the cash value.) Each additional dollar added to the cash value above $20,000 will increase the death benefit by $2.50.

Similarly, as long as the cash value exceeds $20,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, then the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

Option B

The death benefit equals the greatest of:	● The specified amount plus the cash value on the insured’s date of death; or
● The limitation percentage, as shown on your Policy’s schedule page; multiplied by the cash value on the insured’s date of death; or
● The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Example. Assume that the insured’s attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $50,000 will generally pay a death benefit of $50,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.5 times the cash value. As a result, if the cash value of the Policy exceeds $33,333, the death benefit will be greater than the specified amount plus cash value. (The figure of $33,333 is derived by solving for cash value in the calculation 2.5 multiplied by cash value = $50,000 plus cash value: 2.5 multiplied by $33,333 = $50,000 plus $33,333.) Each additional dollar of cash value above $33,333 will increase the death benefit by $2.50.

Similarly, any time the cash value exceeds $33,333, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Option C

The death benefit equals the greatest of:	1. The death benefit under Option A; or 2. The specified amount, multiplied by an age based “factor” equal to the lesser of:
● 1.0 or
● 0.04 multiplied by (95 minus insured’s attained age at death) (the “factor” will never be less than zero); plus the cash value on the insured’s date of death; or
3. The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option C, the death benefit varies with the cash value and the insured’s attained age.

Option C – Three Examples.

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1.

Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $50,000 and with a cash value of $12,000 will have a death benefit of $52,000 {$50,000 x the minimum of (1.0 and (0.04 x (95-75))) + $12,000}. The death benefit, however, must be at least 105% of cash value as shown in the limitation percentage table above.

2.

Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $50,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $50,000, since the calculation of $50,000 times the minimum of {1.0 and (0.04 x (95-75))} plus $9,000 is less than the specified amount.

3.

Assume that the insured is under attained age 71 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000, because through attained age 70 the minimum of {1.0 and (0.04 x (95-age))} is always 1.0. Until the insured attains age 71, the Option C death benefit is the same as the Option B death benefit.

Effect of Cash Withdrawals on the Death Benefit

If Option A is in effect, a cash withdrawal will reduce the specified amount of the Policy by an amount equal to the amount of the cash withdrawal. We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal. Regardless of the death benefit option in effect, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal. For a description of the effect of cash withdrawals on the death benefit option that you select, please refer to the section entitled “Surrenders and Cash Withdrawals – Cash Withdrawal Conditions” in this prospectus.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, then Option A will become the death benefit option for your Policy by default.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year. Changing the death benefit option may affect the specified amount. We will notify you of the new specified amount.

Changes to the Death Benefit Option are subject to the following:

●

You must send your written request, in good order, to our mailing address or fax it to our administrative office at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number. Please see “Telephone, Fax and Online Privileges.”)

●	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
●	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
●	There may be adverse federal tax consequences. You should consult a tax professional before changing your Policy’s death benefit option.

Decreasing the Specified Amount

You may decrease the specified amount once each Policy year, at any time after the third Policy year. A decrease in the specified amount may affect your cost of insurance charge, your Guideline Premium Test limitation, your minimum monthly guarantee premium, and may affect your ability to maintain the no lapse guarantee. A change in specified amount may affect the Policy’s qualification test as life insurance under IRC 7702 and could cause the Policy to become a Modified Endowment Contract under IRC 7702A and may have adverse federal tax consequences.

You should consult a tax professional before decreasing your Policy’s specified amount.

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Conditions for decreasing the specified amount:	● You must send your written request, in good order, to our mailing address or you may fax it to us at 1-727-299-1620.
● Decreases are allowed only after the third Policy year.
● You may not decrease your specified amount lower than the minimum specified amount shown on your Policy schedule page.
● You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code.
● We may limit the amount of the decrease to no more than 20% of the specified amount.
● A decrease in specified amount will take effect on the Monthiversary on or next following the date we receive your written request, in good order, at our mailing address.
● We will assess a pro rata decrease charge against the cash value if you request a decrease in your specified amount within the first 15 Policy years.

No Increases in the Specified Amount

We do not allow increases in the specified amount. If you want additional insurance, you may purchase a term rider (PIR or PIR Plus) or purchase an additional policy(ies) naming the same owner.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in this prospectus.

SURRENDERS AND CASH WITHDRAWALS

Surrenders

You must make a written request to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request, in good order, at our mailing address. You also may fax your request to our administrative office at 1-727-299-1620. We may require an original signature with such request. Written requests to surrender a Policy that are received at our mailing address (or faxed to our administrative office) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a written request at our mailing address or a fax request at our administrative office after the NYSE closes or on a day that the NYSE is closed for trading, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All surrender requests must be submitted in good order to avoid a delay in processing your request.

The insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request. A surrender is effective as of the date when we receive your written request, in good order, at our mailing address. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years.

Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum (by check) within seven days or under a settlement option. A surrender may have tax consequences. For more information on tax consequences, please refer to the section entitled “Federal Income Tax Considerations” in this prospectus.

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your surrender value subject to certain conditions. (Note: All requests for a withdrawal must be submitted in good order to avoid a delay in processing your request.)

Cash withdrawal conditions:

●  You must send your written cash withdrawal request with an original signature, in good order, to our mailing address. If your withdrawal request is less than $500,000, then you may fax it to us at 1-727-299-1620.

● We reserve the right to limit the number of withdrawals to one cash withdrawal per Policy year.

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● We may limit the amount you can withdraw to a minimum of $500, and to no more than 10% of the net surrender value. The remaining net surrender value after the cash withdrawal must be at least $500.
● You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.

●  You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions. If this is not possible, the withdrawal amount will be withdrawn pro-rata from all accounts.

● We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request, in good order.
● We will deduct a processing fee equal of $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.

●  A withdrawal from the Transamerica BlackRock Government Money Market VP portfolio or the ProFund VP Government Money Market fund may be subject to a redemption fee. This could possibly cause you to lose money on your fund redemption.

● You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
● A cash withdrawal may have tax consequences.

●  Your requests for a cash withdrawal that are received at our mailing address (or faxed to our administrative office per the above instructions) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a written request at our mailing address (or a fax request at our administrative office) after the NYSE closes, or on a day the NYSE is closed for trading, we will process the withdrawal request using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Please Note: All cash withdrawal requests must be submitted in good order to avoid a delay in processing your request.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and in most cases, will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount of the Policy by an amount equal to the amount of the cash withdrawal. You also may have to pay higher minimum monthly guarantee premiums. We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your cash withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $50 for wire service. You can obtain further information about these charges by contacting us at our administrative office or our mailing address.

Canceling a Policy (Note: This Policy is not available for new sales.)

You may cancel the Policy for a refund during the free look period by returning it, with a written request to cancel the Policy, to our mailing address. You may also fax your request to our administrative office at 1-727-299-1620 along with page 3 of the Policy. (If you send your request by fax, be sure to use the correct fax number.) The free look period generally expires 10 days after you receive the Policy, but in some states you may have more than 10 days. If you decide to cancel the Policy during the free look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive, in good order, the written request (with the owner’s signature) and returned Policy at our mailing address (or a fax request and page 3 of the Policy are received in good order at our administrative office). Note: Canceling a Policy after a 1035 Exchange could have tax consequences as any gain from the old policy will generally be recognized.

If your state requires us to allocate premium according to a Policyowner’s instructions during the free look period, then the

46

amount of the refund will be the sum of:

●

The difference between the premiums paid and the amounts allocated to any accounts under the Policy on the date the written request and Policy are received, in good order, at our mailing address (or a fax request and page 3 of the Policy are received at our administrative Office); plus

●	The total amounts of monthly deductions made and any other charges imposed on amounts allocated to the accounts; plus
●	The value of the amounts allocated to the accounts on the date we or our agent received the returned Policy.

If state law prohibits the calculation above, or requires us to refund all of the initial premiums, the refund will be the total of all premiums paid for this Policy. (See “Policy Features – Premiums – Allocating Premiums – Reallocation Account.”) Please Note: If you have submitted a recent check or draft, we have the right to defer payment of the refund until such check or draft has been honored.

California Policyowners Age 60 and Over

For policies issued in the state of California, if the policyowner is age 60 or older as of the Policy effective date, the Policy’s free look period is 30 days from the date of delivery. During the 30-day free look period, we will hold the net premiums in the fixed account, unless you direct us to allocate the net premiums as per your most recent allocation instructions. On the day following the end of the 30-day free look period, we will automatically transfer the accumulated value to subaccounts that you selected. This automatic transfer is excluded from the transfer limitations described later in this prospectus.

You can specifically direct the allocation of your net premiums to the subaccounts during the 30-day free look period:

●	On your application.
●	In writing any time before the end of the 30-day free look period.

Signature Guarantees

Signature guarantees are relied upon as a means of preventing the perpetration of fraud in financial transactions, including the disbursement of funds or assets from a victim’s account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person’s money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we may require that the following transaction requests include a Medallion signature guarantee:

●	All requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more.
●	Any disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner’s Policy.
●

Any disbursement request when Transamerica Premier has been directed to send proceeds to a different address from the address of record for that owner’s account. Please Note: This requirement will not apply to disbursement requests made in connection with exchanges of one policy for another with the same owner in a “tax-free exchange” under Section 1035 of the Internal Revenue Code.

●	Any financial transaction where the owner’s signature on a request submitted does not match the signature in our files.

An investor can obtain a signature guarantee from financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. This includes many:

●	National and state banks.
●	Savings banks and savings and loan associations.
●	Securities brokers and dealers.
●	Credit unions.

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

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LOANS

General

After the first Policy year (as long as the Policy is in force) you may borrow money from the Policy using the Policy’s net surrender value as the only security for the loan. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from and secured by a Policy may have tax consequences. See “Federal Income Tax Considerations.”

Policy loans are subject to	● We may require you to borrow at least $500.
certain conditions:	● The maximum amount you may borrow is 90% of the cash value, minus any surrender charge and minus any outstanding loan amount.

When you take a loan, we will withdraw an amount equal to the requested loan (plus interest in advance until the next Policy anniversary) from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). If this is not possible, the withdrawal amount will be withdrawn from all accounts. We will transfer that amount to the loan reserve account. The loan reserve account is part of our fixed account.

We normally pay the amount of the loan within seven days after we receive a loan request, in good order, at our mailing address or, in limited circumstances described below, by telephone or fax or at our administrative office. We may postpone payment of loans under certain conditions.

You may request a loan of up to $50,000 by telephone by calling us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine. (Note: All loan requests must be submitted in good order to avoid a delay in processing your request.)

If your loan request is less than $500,000, then you may fax it to us at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.) If your loan request exceeds $500,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

Your requests for a loan that are received at our mailing address (or faxed to our administrative office per the above instructions) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a written request at our mailing address (or a fax request at our administrative office) after the NYSE closes, or on a day the NYSE is closed for trading, we will process the request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All loan requests must be submitted in good order to avoid a delay in processing your request.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing address and will be credited as of the date received. You also may call us at 1-800-851-9777 to request a manual draft to be applied to a loan repayment or to pay off the loan.

At each Policy anniversary, we will compare the outstanding loan amount to the amount in the loan reserve account. At each such time, if the outstanding loan amount exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Loan Interest Spread

The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your loan reserve account. We charge you an annual interest rate on a Policy loan of 5.2% in advance (5.49% effective annual interest rate) on each Policy anniversary.    We will also currently credit the amount in the loan reserve account with an effective annual interest rate of 4.75% (4.0% minimum guaranteed).

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Loan Reserve Account Interest Rate Credited

We will credit the amount in the loan reserve account with interest at an effective annual rate of at least 4.0%. We may credit a higher rate, but we are not obligated to do so.

●	We currently credit interest at an effective annual rate of 4.75% in arrears on amounts you borrow during the first ten Policy years.
●

After the tenth Policy year, on all amounts that you have borrowed, we currently credit interest to the part of the cash value in excess of the premiums paid less withdrawals at an interest rate equal to the interest rate we charge on the total loan. The remaining portion, equal to the cost basis, is currently credited an effective annual rate of 4.75% in arrears.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount in the loan reserve equal to the amount of the outstanding loan plus interest charged in advance until the next Policy anniversary. This amount is not affected by the separate account’s investment performance and may not be credited with the interest rates accruing on any unloaned portion of the cash value in the fixed account. Amounts transferred from the separate account to the loan reserve account will reduce the value in the separate account and we will credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

We also currently charge interest on Policy loans at an annual interest rate of 5.2% in advance. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax professional before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

POLICY LAPSE AND REINSTATEMENT

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. This Policy provides a no lapse guarantee as described below. Once your no lapse period ends, or if the no lapse guarantee is not in effect, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums (as discussed below) to offset the cost of monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address according to our records and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

Your Policy is a flexible premium policy that is subject to certain monthly deductions that are dependent upon, among other factors, the characteristics of the insureds, riders associated with your Policy, and your Policy’s specified amount. If your Policy does lapse and you choose to reinstate it, you will be required to make additional payments. The payments needed to reinstate the Policy will depend on whether the no lapse date has passed. Please refer to the section below entitled “Reinstatement” for a description of the payments that may be required to reinstate your Policy.

No Lapse Guarantee

As noted above, the Policy provides a no lapse guarantee during the no lapse period. As long as you keep the no lapse guarantee in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deductions, the Policy will not lapse as long as the no lapse guarantee is in effect. The no lapse guarantee will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse guarantee is still in effect. If the no

49

lapse guarantee is not in effect and the Policy is still in force, it can be restored by paying, at any time before the no lapse date, minimum monthly guarantee premiums sufficient to cover the period from the Policy date up to and including the current month.

No lapse date	● For issue ages 0-60, the no lapse date is the lesser of 20 years or until the insured’s attained age is 65.
● For issue ages 61-80, the no lapse date is the fifth Policy anniversary.
● The no lapse date is specified in your Policy.

Keeping the no lapse guarantee in effect:	● The no lapse guarantee will not remain in effect if you do not pay sufficient minimum monthly guarantee premiums.
● You must pay total premiums (minus cash withdrawals, any outstanding loan amounts, and any pro rata decrease charge) that equal at least:
> the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Effect of changes on minimum monthly guarantee premium:

●  We will recalculate the amount of the minimum monthly guarantee premium if, while the no lapse guarantee is in effect, you change death benefit options, decrease the specified amount, or if supplemental benefits riders are added, terminated, reduced or increased.

●  Depending on the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guaranteed premium, you may need to pay additional premiums to keep the Policy in force and/or to keep the no lapse guarantee in effect. We normally will not extend the length of the no lapse guarantee.

You will lessen the risk of Policy lapse if you keep the no lapse guarantee in effect for each month from the Policy Date up to and including the current month. Before you take a cash withdrawal or a loan or decrease the specified amount or add, increase or decrease a rider you should consider carefully the effect it will have on the no lapse guarantee.

See “Minimum Monthly Guarantee Premium” for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse (and prior to the maturity date). You may not reinstate the Policy if it has been surrendered for cash surrender value. Any reinstatement must be made during the lifetime of the insured. Before we reinstate the Policy we will require all of the following:

●

Submit a written application for reinstatement to our mailing address or fax your request to our administrative office at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.)

●	Submit the insured’s written consent to reinstate.
●	Provide evidence of insurability satisfactory to us that the insured continues to qualify for the same underwriting class and any substandard rating upon which we based issuance of the Policy.
●	Make a minimum premium payment as follows:

●

If the no lapse period has expired, then the policyowner must pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above surrender charges that would apply at the time of reinstatement.

●

If the no lapse period has not expired, the required premium will be the lesser of the premium described above, or the total minimum monthly guarantee premium from policy issue through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of withdrawals, outstanding loans, accrued loan interest, and decrease charges.

The cash value of the loan reserve account on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge that we would assess if you were to surrender the Policy. The reinstatement date for

50

your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness (i.e., outstanding loans plus any accrued interest at the time your Policy lapsed).

FEDERAL INCOME TAX CONSIDERATIONS

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax professionals for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the “Code”) in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should generally satisfy the applicable Code requirements.

It is also uncertain whether death benefits under policies where the maturity date has been extended will be excludible from the beneficiary’s gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area. We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be “adequately diversified” in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702. Section 7702 defines a life insurance policy for federal income tax purposes and places limits on the relationship of the cash value to the death benefit. As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after attained age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after attained age 99. However, lack of specific IRS guidance makes the tax treatment of the death benefit after attained age 99 uncertain. Also, any increase in cash value should generally not be taxable until received by you or your designee. However, if your Policy is a modified endowment contract as defined in Code Section 7702A you may be taxed to the extent of gain in the Policy when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. A tax professional should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC. Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be considered an amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Changes that would cause a contract to enter a new seven-year test period include, for example, an increase in the death benefit that is not the result of a premium necessary to keep the Policy in-force. Additionally, a reduction in benefits during a seven-year test period could cause a Policy to become a MEC. Due to the Policy’s flexibility, each Policy’s circumstances will determine whether the Policy

51

is classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If a payment would cause your Policy to become a MEC, you and your registered representative will be notified and we will not apply the premium. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

●

All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

●

Loans taken from or secured by (e.g., by assignment) or pledges of such a Policy and increases in cash value secured by such loan or pledge are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be treated as distributions and considered taxable.

●

A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have reached age 59 1⁄2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

●

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, the IRS has the authority, but has not yet done so, to issue regulations providing that distributions from a Policy that are made within two years before the Policy becomes a MEC will also be taxed in this manner.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions, which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years, may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax applicable to MECs.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made reduced by a withdrawal or distribution from the Policy that are tax-free.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions is at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business use of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance. In recent years,

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moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and life insurance companies used in split-dollar arrangements. The IRS recently issued new guidance regarding concerns in the use of life insurance in employee welfare plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor. In addition, Section 101(j) of the Internal Revenue Code imposes notice, consent and other provisions on policies owned by employers and certain of their affiliates, owners and employees in order to receive death benefits tax-free and requires additional tax reporting requirements.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludable from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Attained Age 99. The tax consequences of continuing the Policy beyond the insured’s attained age 99 are unclear and may include taxation of the gain in the Policy at the original maturity date or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 99.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase. Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified tax professional regarding ERISA.

Please Note:

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Foreign Account Tax Compliance Act (“FATCA”). The discussion above provides general information regarding U.S. federal income tax consequences to life and annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life policies and annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. FATCA imposed additional reporting and documentation requirements where non-U.S. entities (including foreign corporations, partnerships, and trusts) purchase policies to identify U.S. persons who are beneficial owners of the policies. Additional withholding of U.S. tax may be imposed if such documentation is not provided. In furtherance of FATCA implementation, the U.S. has entered into Inter-Government Agreements (“IGA’s”) with various foreign governments that require an exchange of information between U.S. financial institutions, including Transamerica Premier and the foreign governments regarding purchases of life insurance and annuities by their respective citizens. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S., state, and foreign taxation with respect to a life insurance policy or an annuity contract purchase.

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In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. The 2010 Taxpayer Relief Act generally extended the EGTRRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012. The American Taxpayer Relief Act of 2012 made permanent certain of the changes to the estate, gift and generation-skipping transfer taxes. These provisions were modified again in December, 2017 by H.R. 1 (formerly known as the Tax Cuts and Jobs Act). The estate and gift tax unified credit basic exclusion amount increases to $10,000,000, subject to inflation adjustments (using the C-CPI-U), for taxable years beginning after December 31, 2017, and before January 1, 2026. This recent history of changes in these important tax provisions underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan

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adequately addresses possible transfer taxation of the Policy and its benefits and your needs and those of your beneficiaries under all possible scenarios.

OTHER POLICY INFORMATION

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum by check or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the payment specified under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured’s date of death.

Under any settlement option, the dollar amount of each payment will depend on:

●	The amount of the surrender on the surrender date or death benefit proceeds on the insured’s date of death.

●	The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%).

●	The mortality tables we use.

●	The specific payment option(s) you choose.

Option 1--Equal Monthly Installments for a Fixed Period	● We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
● We will stop making payments once we have made all the payments for the period selected.

Option 2--Equal Monthly Installments for Life (Life Income)	At your or the beneficiary’s direction, we will make equal monthly installments:
● Only for the life of the payee, at the end of which payments will end; or
● For the longer of the payee’s life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
● For the longer of the payee’s life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3--Equal Monthly Installments for the Life of the Payee and then to a Designated	● We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
Survivor (Joint and Survivor)	● Payments to the co-payee, if living, upon the payee’s death will equal either:
> The full amount paid to the payee before the payee’s death; or

> Two-thirds of the amount paid to the payee before the payee’s death.
● All payments will cease upon the death of the co-payee.

Benefits at Maturity

If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured’s 95th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

If your Policy was issued before May 1, 1999, and you send a written request to our mailing address, we may extend the maturity date if your Policy is still in force on the maturity date and there are no adverse tax consequences in doing so. You must submit a written request for the extension between 90 and 180 days prior to the maturity date. We must agree to the extension.

If your Policy was issued on or after May 1, 1999, and you send a written request to our mailing address, we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request to our mailing address, for the extension between 90 and 180 days prior to the maturity date and elect one of the following:

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1.

If you had previously selected death benefit Option B or C, we will change the death benefit to Option A. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions; or

2.

We will automatically extend the maturity date until the next Policy anniversary. You must submit a written request to our mailing address, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year. All benefits and charges will continue as set forth in your Policy. We will charge the then current cost of insurance rates.

If you choose 2 above, you may change your election to 1 above at any time. However, if you choose 1 above, then you may not change your election to 2 above.

The tax consequences of extending the maturity date beyond the 100th birthday of the insured are uncertain and may include taxation of the gain in the Policy at the original maturity date or taxation of the death benefit in whole or in part. You should consult a tax advisor as to those consequences.

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death (in good order) at our mailing address. However, we can postpone such payments if any of the following occur:

●	The NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted.
●	The SEC permits, by an order, the postponement for the protection of policyowners.
●	An emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

In addition, pursuant to SEC rules, if the Transamerica BlackRock Government Money Market VP portfolio or the ProFund VP Government Money Market portfolio suspends payment of redemption proceeds in connection with a liquidation of such portfolio or as a result of portfolio liquidity levels, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Transamerica BlackRock Government Money Market VP subaccount or the ProFund VP Government Money Market subaccount until the portfolio pays redemption proceeds.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee’s beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our mailing address in good order. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

The Sarbanes-Oxley Act (the “Act”) was enacted in 2002. The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such

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insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies was generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate and all benefits under it will cease on the earliest of the following:

●	The date the Policy matures.
●	The date the Policy lapses.
●	The date we receive (in good order) your written request to surrender or terminate; or
●	The date of the insured’s death.

Assignment of the Policy

You may assign your Policy by filing a written request with us. We will not be bound by any assignment until we record it in our records. Unless otherwise specified by you, the assignment will then take effect on the date this assignment form is received in good order by the Company and accepted at our administrative office. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any death benefit which becomes payable to an assignee will be payable in a single sum and will be subject to proof of the assignee’s interest and the extent of the assignment. To terminate the assignment, we will need a release of assignment form dated and completed by the assignee. If a corporation, we require a corporate resolution noting the authorized person(s).

SUPPLEMENTAL BENEFITS (RIDERS)

The following supplemental benefits (riders) are available and may be added to your Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deductions. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. These riders may not be available in all states, certain benefits and features may vary by state and they may be available under a different name in some states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences; you should consult a tax advisor before doing so.

We may discontinue offering riders at any time without notice, unless the rider specifically states otherwise. Some riders may only be elected at the time of application. Once a rider is elected it cannot be terminated without your consent (or by operation of law) if all terms and conditions are fully satisfied.

Primary Insured Rider (“PIR”) and Primary Insured Rider Plus (“PIR Plus”)

Under the PIR and the PIR Plus, we provide term insurance coverage on the insured on a different basis from the coverage in your Policy.

Features of PIR and PIR Plus:	● The rider increases the Policy’s death benefit by the rider’s face amount.
● The PIR may be purchased for issue ages 0-80.
● The PIR Plus may be purchased for issue ages 18-80.
● The PIR terminates when the insured reaches attained age 90, and the PIR Plus terminates when the insured reaches attained age 85.
● The minimum purchase amount for the PIR and PIR Plus is $25,000. There is no maximum purchase amount.
● We do not assess any additional surrender charge for PIR and PIR Plus.
● Generally PIR and PIR Plus coverage costs less than the insurance coverage under the Policy, but has no cash value.
● You may cancel or reduce your rider coverage without decreasing your Policy’s specified amount.
● You may generally decrease your specified amount without reducing your rider coverage.

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Conditions to convert the rider:	● Your request must be in writing and sent to our mailing address, in good order.
● The primary insured has not reached his/her 70th birthday.
● The new policy is any permanent insurance policy that we currently offer.

●  Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Base Policy.

● We will base your premium on the primary insured’s underwriting class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

● When the insured reaches attained age 90 for a PIR and when the insured reaches attained age 85 for a PIR Plus; or
● The date the Policy terminates for any reason except for the death of the primary insured; or
● The date you fully convert the rider; or
● The Monthiversary when the rider terminates upon the owner’s written request.

It may cost you less to reduce your PIR or PIR Plus coverage than to decrease your Policy’s specified amount, because we do not deduct a surrender charge in connection with your PIR or PIR Plus. It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR or PIR Plus. You should consult your registered representative to determine if you would benefit from PIR or PIR Plus. We may discontinue offering PIR or PIR Plus at any time. We may also modify the terms of these riders for new policies.

Other Insured Rider

This rider may insure the spouse (or a non-spouse Other Insured where required by state law) and/or dependent children of the primary insured. Please note that if a non-spouse Other Insured, as required under state law, is the insured, there may be adverse tax consequences. You should consult a qualified tax advisor in connection with the purchase of this rider. Subject to the terms of the rider, we will pay the specified amount of the rider to the primary beneficiary selected when we receive (in good order at our mailing address) proof that Other Insured’s death occurred while the rider was in force. Available for other insured issue ages 0-80, our minimum specified amount for this rider is $10,000. The maximum specified amount is the lesser of $500,000 or the total amount of coverage on the primary insured. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5). Please refer to the applicable fee tables for your Policy to determine the respective charges for this rider. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the Other Insured’s life (without evidence of insurability).

Conditions to convert the rider:	● Your request, in good order, must be in writing and sent to our mailing address.
● The Other Insured has not reached his/her 70th birthday.
● The new policy is any permanent insurance policy that we currently offer for conversion.

●  Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum specified amount requirements of the original Policy.

● We will base the premium for the new policy on the Other Insured’s underwriting class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

● The maturity date of the Policy; or
● The Policy anniversary nearest to the other insured’s 95th birthday; or
● The date the Policy terminates for any reason except for the death of the primary insured; or
● 31 days after the death of the primary insured; or
● The date of conversion of this rider; or
● The Monthiversary when the rider terminates upon the owner’s written request.

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Children’s Insurance Rider

This rider provides insurance on the primary insured’s children who are between the ages of 15 days and 18 years old on the effective date of the rider or when later added to the rider due to birth or legal adoption. The coverage for any insured child will terminate on the Monthiversary following that child’s 25th birthday (or that child’s death, if sooner).

Our minimum face amount for this rider is $2,000 and the maximum face amount is $10,000. We will pay a death benefit once we receive proof, in good order, at our mailing address that the insured child died while the rider was in force for that child. At each insured child’s age 25 this rider may be converted to a new policy for five times the face amount of the rider. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child for an amount equal to the face amount of the rider.

Accidental Death Benefit Rider

Available to primary insureds issue ages 15-59, the minimum specified amount for this rider is $10,000. The maximum specified amount available for the rider is the lesser of (i) $150,000 or (ii) 150% of the Policy’s specified amount.

Subject to certain limitations, we will pay the face amount if the primary insured’s death results solely from accidental bodily injury where:

●	The death is caused by external, violent, and accidental means.
●	The death occurs within 90 days of the accident.
●	The death occurs while the rider is in force.

The rider will terminate on the earliest of:

●	The Policy anniversary nearest the primary insured’s 70th birthday; or
●	The date the Policy terminates; or
●	The Monthiversary when this rider is terminated upon the owner’s written request.

Disability Waiver Rider

Subject to certain conditions, we will waive the Policy’s monthly deductions while the insured is disabled. You may purchase this rider if the primary insured’s issue age is between 15-55,at the time the rider is purchased.

Before we waive any monthly deductions, we must receive proof, in good order, at our mailing address that:

●	The primary insured is totally disabled.
●	The rider was in force when the primary insured became disabled.
●	The primary insured’s total disability began before the Policy anniversary nearest his/her 60th birthday.
●	The primary insured’s total disability has existed continuously for at least six months.

We will not waive any deduction that becomes due more than one year before we receive written notice of your claim, after the primary insured’s recovery from disability, or after termination of this rider. While the primary insured is totally disabled and receiving benefits under this rider, no grace period will begin for the Policy provided that the cash value minus loans and loan interest remains positive. It is possible that additional premium payments will be required to keep the Policy in force while the waiver of monthly deductions benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

● The Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or

●  The date of recovery from disability (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

● The date the Policy terminates; or
● The Monthiversary when this rider is terminated upon the owner’s written request.

If we are paying benefits under the rider on the Policy anniversary after the insured’s 60th birthday, then the rider will not terminate and benefits will continue until the date the primary insured is no longer totally disabled.

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Disability Waiver and Income Rider

This rider has the same benefits as the Disability Waiver Rider, but adds a monthly income benefit for up to 120 months. This rider may be purchased if your issue age is 15-55. The minimum income amount for this rider is $10. The maximum income amount is the lesser of 0.2% of your specified amount or $300 per month.

Terminal Illness Accelerated Death Benefit Rider

This rider allows us to pay all or a portion of the death benefit once we receive proof, in good order, at our mailing address that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured’s life expectancy.

We will pay a single-sum benefit equal to:

●	The death benefit on the date we pay the single-sum benefit; multiplied by
●	The percentage of the death benefit you elected to receive (“election percentage”); divided by
●	1 + i (“i” equals the Applicable Federal Interest Rate (2.00% for 2020) or the Policy loan interest rate expressed in arrears, whichever is greater) (“discount factor”); minus
●	Any indebtedness at the time we pay the single-sum benefit, multiplied by The election percentage.

The maximum terminal illness death benefit used to determine the single sum benefit as defined above is equal to:

●	The death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus
●	The benefit available under any PIR or PIR Plus in force.

A single-sum benefit may not exceed $500,000.

You elect the election percentage. It may not be greater than 100%.

The rider terminates at the earliest of:

●	The date the Policy terminates.
●	The date a settlement option takes effect.
●	The date we pay a single-sum benefit.
●	The date you terminate the rider.

We will not pay a benefit under the rider if the insured’s terminal condition results from self-inflicted injuries that occur during the period specified in your Policy’s suicide provision.

We do not assess an administrative charge for this rider; if the rider is exercised, however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit. This rider may not be available in all states, or its terms may vary depending on a state’s insurance law requirements.

For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance. The Applicable Federal Interest Rate for 2020 is 2.00% and the Policy loan interest rate is 5.2% in advance, or 5.49 in arrears. Because the greater of these is 5.49%, that is the interest rate that will be used to discount the single sum benefit. The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $184,600, which is {($400,000 x 0.50 / 1.0549) - ($10,000 x 0.50)}. After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values, including the loan balance, will be reduced by 50%.

Note: Before adding this rider to an existing Policy or requesting payment under the rider, you should consult a tax advisor to discuss the tax consequences of doing so.

ADDITIONAL INFORMATION

Unclaimed and Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

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Sending Forms and Transaction Requests in Good Order

We cannot carry out your instructions to process a transaction relating to the policy until we have received your instructions in good order at our mailing address (or our administrative office or website, as appropriate). “Good order” means the actual receipt by us of the instructions relating to a transaction in writing or, when appropriate, by telephone or facsimile, or electronically, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) we require in order to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the subaccounts affected by the requested transaction; the dated signatures of all owners (exactly as registered on the Policy) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require. To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Distribution of the Policies (This Policy in not currently available for new sales.)

Distribution and Principal Underwriting Agreement. TCI, our affiliate, serves as principal underwriter for the Policies pursuant to the terms of a principal underwriting and distribution agreement with TCI for the distribution and sale of the Policies. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies.

We have discontinued new sales of the Policies. You may, however, continue to make premium payments to fund your Policy pursuant to its terms, and exercise other rights and options under your Policy—such as reallocating your Policy value among investment options, making partial withdrawals, surrendering your Policy, and making changes in ownership of your Policy.

Compensation to Broker-Dealers Who Sold the Policies. The Policies have been offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay ongoing commissions through TCI to the selling firms for their past sales of the Policies. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 2019 was, on average, 3.50% of all premiums paid during Policy years 2 – 10. We will pay an additional trail commission of up to 0.30% of the Policy’s subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000.

To the extent permitted by rules of the Financial Industry Regulatory Authority (“FINRA”), Transamerica Premier, TCI, TFA and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are described further below.

The sales representative who sold you the Policy typically received a portion of the compensation we (and our affiliates) paid to his or her selling firm, depending on the agreement between the selling firm and its sales representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Special Compensation for Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCI and pays for the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Transamerica Premier’s main distribution channel is TFA, an affiliate that sells Transamerica Premier products. Transamerica Premier covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to TFA. These facilities and services are necessary for TFA’s administration and operation, and Transamerica Premier is compensated by TFA for these expenses based on TFA’s usage. In addition, Transamerica Premier and other affiliates pay for certain distribution expenses of TFA, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy that are distributed to current owners of the Policy.

In addition, TFA’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. If you purchased the Policy through one of our affiliated selling firms, then your payment of additional premiums on the

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Policy may help sales representatives of that selling firm, and/or their managers, qualify for certain cash or non-cash benefits, and may provide such persons with special incentive to sell our Policies. For example, TFA’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of Aegon N.V. (Transamerica Premier’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by TFA’s representatives may be matched by TFA. TFA’s sales representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of Aegon N.V.

Additional Compensation that We Pay to Selected Selling Firms. We may continue to pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives.

These special compensation arrangements are calculated in different ways by different selling firms and may be based on past sales of the Policies or other criteria. For instance, “overrides”—i.e., commissions paid to an agent or managing general agent for premium volume produced by other agents—were offered as incentives to our affiliate, TFA, for certain products in 2019.

No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and other incentive we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

Cyber Security Risks

Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of our information technology or communications systems may result in a material adverse effect on our results of operations and corporate reputation.

Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance its existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.

A computer system failure or security breach may disrupt our business, damage our reputation and adversely affect our results of operations, financial condition and cash flows.

We rely heavily on computer and information systems and internet and network connectivity to conduct a large portion of our business operations. This includes the need to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through commercial customers, business partners and third-party service providers. The introduction of new technologies, computer system failures, cyber-crime attacks or security or data privacy breaches may materially disrupt our business operations, damage our reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect our results of operations, financial condition and cash flows.

The information security risk that we face includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack our systems and information. It also includes inside threats, both malicious and accidental. For example, human error, unauthorized user activity and lack of sufficiently automated processing can result in improper information exposure or use. We also face risk in this area due to its reliance in many cases on third-party systems, all of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by us or our affiliates may not adequately secure their own information systems and networks, or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target us and our applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.

In recent years information security risk has increased sharply due to a number of developments in how information systems are used by companies such as us, but also by society in general. Threats have increased as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can exploit.

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Large, global financial institutions such as us have been, and will continue to be subject to information security attacks for the foreseeable future. The nature of these attacks will also continue to be unpredictable, and in many cases may arise from circumstances that are beyond our control. If we fail to adequately invest in defensive infrastructure, timely response capabilities, technology and processes or to effectively execute against its information security strategy, it may suffer material adverse consequences.

To date the highest impact information security incidents that we have experienced are believed to have been the result of e-mail phishing attacks targeted at our business partners and commercial customers. This in turn led to unauthorized use of valid our website credentials to engage in fraudulent transactions and improper data exfiltration. Additionally, we have also faced other types of attacks, including but not limited to other types of phishing attacks and distributed denial of service (DDoS) attacks, as well as certain limited cases of unauthorized internal user activity, including activity between other units of Aegon. Although to our knowledge these events have thus far not been material in nature, our management recognizes the need to establish and maintain adequate information security systems that are capable of addressing the possibility of these types of attacks, as well as for the possibility of more significant and sophisticated information security attacks, in the future. There is no guarantee that the measures that we take will be sufficient to stop all types of attacks or mitigate all types of information security or data privacy risks.

We maintain cyber liability insurance to help decrease the impact of cyber-attacks and information security events, subject to the terms and conditions of the policy, however such insurance may not be sufficient to cover all applicable losses that we may suffer.

A breach of data privacy or security obligations may disrupt our business, damage our reputation and adversely affect financial conditions and results of operations.

Pursuant to applicable laws, various government agencies and independent administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential information held by us. For example, our businesses are subject to laws and regulations enacted by U.S. federal and state governments, including various regulatory organizations relating to the privacy and/or security of the information of customers, employees or others. These laws, among other things, increased compliance obligations, impacted our businesses’ collection, processing and retention of personal data, reporting of data breaches, and provide for penalties for non-compliance. As an example, the New York Department of Finance Services (NYDFS), pursuant to its cybersecurity regulation, requires financial institutions regulated by the NYDFS, including certain of our entities, to, among other things, satisfy an extensive set of minimum cyber security requirements, including but not limited to governance, management, reporting, policy, technology and control requirements. Numerous other U.S. laws also impose various information security and privacy related obligations with respect to various Company affiliates operating in the U.S., including but not limited to the Gramm-Leach-Bliley Act and related state laws (GLBA), the California Consumer Privacy Act (CCPA) and the Health Insurance Portability and Accountability Act (HIPAA), among many others. Other legislators and regulators with jurisdiction over our businesses are considering, or have already enacted, enhanced information security risk management and privacy rules and regulations. A number of our entities and affiliates are also subject to contractual restrictions with respect to the information of our clients and business partners. The Company, and numerous of its employees and business partners have access to, and routinely process, the personal information of consumers and employees. We rely on various processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, us, our systems, employees and business partners. It is possible that an employee, business partner or system could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Our data or data in our possession could also be the subject of an unauthorized information security attack. If we fail to maintain adequate processes and controls or if we or our business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage our reputation or lead to increased regulatory scrutiny or civil or criminal penalties or litigation, which, in turn, could have a material adverse effect on our business, financial condition and results of operations. In addition, we analyze personal information and customer data to better manage our business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such techniques may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over the Company or its affiliates in recent years, and more such obligations are likely to be imposed in the near future across our operations. Such restrictions and obligations could have material impacts on our business, financial conditions and/or results of operations.

For a complete description regarding Transamerica’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: www.transamerica.com/individual/privacy-policy and www.transamerica.com/individual/terms-of-use.

Business Continuity

Our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, military action, fires and explosions, pandemic diseases, and other catastrophes (“Catastrophic Events”). Over the past several years, changing weather patterns and climatic conditions have added to the

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unpredictability and frequency of natural disasters in certain parts of the world. Such uncertainty as to future trends and exposure may lead to financial losses to our businesses. Furthermore, Catastrophic Events may disrupt our operations and result in the loss of, or restricted access to, property and information about Transamerica and its clients. Such events may also impact the availability and capacity of our key personnel. If our business continuity plans have not included effective contingencies for Catastrophic Events, we may experience business disruption, damage to corporate reputation, and damage to financial condition for a prolonged period of time.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

Financial Statements

The financial statements of Transamerica Premier and the separate account are included in the SAI.

Additional information regarding the investment performance of the portfolios appears in the fund prospectus, which accompany this prospectus.

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GLOSSARY

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office	Our administrative office address is 570 Carillon Parkway, St. Petersburg, Florida, 33716-1294. Our phone number is 1-800-851-9777; our facsimile numbers are 1-727-299-1648 (for subaccount transfers only); and 1-727-299-1620 (for all other fax requests). Our administrative office serves as the recipient of all website (www.premier.transamerica.com), telephonic and facsimile transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments.) Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern Time. Please do not send any checks, claims, correspondence or notices to this office; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date.

beneficiary(ies)	The person or persons you select to receive the death benefit from the Policy. You name the primary beneficiary and contingent beneficiary(ies).

cash value	The sum of your Policy’s value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds	The amount we will pay to the beneficiary(ies) on the insured’s death. The death benefit proceeds are reduced by any outstanding loan amount, including accrued interest, and any charges that are due and payable. We will increase the death benefit proceeds by any interest you paid in advance on the loan for the period between the date of death and the next Policy anniversary.

face amount	The dollar amount of coverage stated in any rider that you may add to your Policy.

fixed account	An option to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account. The fixed account is not available to you if your Policy was issued in the State of New Jersey.

free look period	The period during which you may return the Policy and receive a refund as described in this prospectus. The length of the free look period varies by state. The free look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Policy in the future.

good order	An instruction that is received by the Company, that is sufficiently complete and clear, along with forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy a fund transfer request, or a death benefit claim must be in good order.

in force	While coverage under the Policy is active and the insured’s life remains insured.

indebtedness	Outstanding loan amounts plus any accrued interest at the time your Policy lapsed.

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initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.

insured	The person whose life is insured by the Policy.

issue age	The insured’s age on his or her birthday nearest to the Policy date.

lapse	When life insurance coverage ends because you do not have enough cash value in the Policy to pay the monthly deductions, the surrender charge and any outstanding loan amount, and you have not made a sufficient payment by the end of a grace period.

loan amount	The total amount of all outstanding Policy loans, including both principal and interest due.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499-0001. All claims, correspondence and notices must be sent to this address. Premium payments and loan repayments made by check may also be sent PO Box 653011, Dallas, TX 75265-3011.

maturity date	The Policy anniversary nearest the insured’s 95th birthday if the insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy’s extended maturity date benefit provision.

minimum monthly guarantee premium	The amount shown on the Policy schedule page (unless changed when you change death benefit options, or decrease the specified amount or increase or add a rider) that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or add, terminate, increase or decrease a rider, and you may need to pay additional premiums to keep the no lapse guarantee in effect. We make this determination whenever your net surrender value is not enough to meet monthly deductions. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions.

Monthiversary	This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions	The monthly Policy charge, plus the monthly cost of insurance, plus the monthly charge for any riders added to your Policy, plus, if any, the pro rata decrease charge incurred as a result of a decrease in your specified amount.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge and the premium collection charge.

net surrender value	The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any outstanding loan amount, plus any interest you paid in advance on the loan for the period between the date of surrender and the next Policy anniversary, and minus any surrender charge.

no lapse date	For issue ages 0-60, the no lapse date is either the anniversary on which the insured’s attained age is 65 or the twentieth Policy anniversary, whichever is earlier. For issue

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ages 61-80, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse as long as certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date	The date when our underwriting process is complete, full life insurance coverage goes into effect, we begin to make monthly deductions, and your initial net premium is allocated to the Transamerica BlackRock Government Money Market VP subaccount. The Policy date is shown on the schedule page of your Policy. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

record date	The date we record your Policy on our books as an in force Policy, and we allocate your cash value from the Transamerica BlackRock Government Money Market VP subaccount to the accounts that you selected on your application.

separate account	The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount (may be referred to as “face amount” in riders)	The minimum death benefit we will pay under the Policy provided the Policy is in force. The in force specified amount (also referred to as the current specified amount) is the initial specified amount of life insurance that you have selected shown on the Policy’s schedule page, unless you decrease the specified amount. In addition, we will reduce the specified amount by the dollar amount of any cash withdrawal if you choose the Option A (level) death benefit.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge	If, during the first 15 Policy years, you fully surrender the Policy, we will deduct a surrender charge from your cash value.

termination	When the insured’s life is no longer insured under the Policy or any rider, and neither the Policy (nor any rider) is in force.

valuation date	Each day the New York Stock Exchange is open for trading. Transamerica Premier is open for business whenever the New York Stock Exchange is open. Please Note: Any day that Transamerica Premier is open for business, but the New York Stock Exchange is not open for normal trading, is not considered a valuation date.

valuation period	The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our, the Company (Transamerica Premier, TPLIC	Transamerica Premier Life Insurance Company.

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written notice	The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete and in good order, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing address.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

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APPENDIX A – SURRENDER CHARGE PER THOUSAND

(Based on the sex and underwriting class of the insured)

Issue Age	Male Ultimate Select/ Select	Male Ultimate Standard/ Standard	Male/ Female Juvenile	Female Ultimate Select/ Select	Female Ultimate Standard/ Standard

0	N/A	N/A	11.76	N/A	N/A
1	N/A	N/A	8.16	N/A	N/A
2	N/A	N/A	8.16	N/A	N/A
3	N/A	N/A	7.92	N/A	N/A
4	N/A	N/A	7.68	N/A	N/A
5	N/A	N/A	7.68	N/A	N/A
6	N/A	N/A	7.68	N/A	N/A
7	N/A	N/A	7.68	N/A	N/A
8	N/A	N/A	7.68	N/A	N/A
9	N/A	N/A	7.68	N/A	N/A
10	N/A	N/A	7.68	N/A	N/A
11	N/A	N/A	7.68	N/A	N/A
12	N/A	N/A	7.68	N/A	N/A
13	N/A	N/A	7.92	N/A	N/A
14	N/A	N/A	8.16	N/A	N/A
15	N/A	N/A	8.40	N/A	N/A
16	N/A	N/A	8.52	N/A	N/A
17	N/A	N/A	8.88	N/A	N/A
18	8.72	9.20		8.72	9.20
19	8.84	9.32		8.84	9.32
20	8.96	9.44		8.96	9.44
21	9.16	9.88		9.16	9.64
22	9.32	10.04		9.32	9.80
23	9.52	10.24		9.52	10.00
24	9.68	10.40		9.68	10.40
25	9.88	10.84		9.88	10.60
26	10.56	11.28		10.32	11.04
27	11.00	11.72		10.76	11.48
28	11.40	12.12		11.16	12.12
29	12.08	12.80		11.84	12.56
30	12.52	13.24		12.28	13.00
31	13.04	14.00		12.80	13.52
32	13.76	14.48		13.52	14.24
33	14.28	15.24		14.04	14.76
34	14.76	15.96		14.52	15.48
35	15.52	16.48		15.28	16.00
36	16.20	17.40		15.96	16.92
37	17.20	18.40		16.72	17.92
38	18.12	19.56		17.64	18.60
39	19.08	20.76		18.36	19.56

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Issue Age	Male Ultimate Select/ Select	Male Ultimate Standard/ Standard	Female Ultimate Select/ Select	Female Ultimate Standard/ Standard

40	20.28	21.96	19.32	20.52
41	21.64	23.56	20.68	22.12
42	23.08	25.24	22.12	23.80
43	24.44	27.08	23.15	25.40
44	26.04	29.16	23.86	26.96
45	27.44	31.04	24.59	27.83
46	28.72	32.80	25.38	28.76
47	29.84	34.56	26.22	29.73
48	31.00	36.32	27.11	30.75
49	32.24	38.32	28.04	31.84
50	33.56	40.56	29.05	32.99
51	34.98	42.56	30.11	34.20
52	36.49	45.24	31.24	35.48
53	38.10	47.68	32.45	36.84
54	39.83	50.84	33.72	38.28
55	41.68	53.28	35.09	39.79
56	43.63	55.79	36.54	41.39
57	45.74	57.00	38.08	43.06
58	47.98	57.00	39.74	44.88
59	50.38	57.00	41.54	46.85
60	52.97	57.00	43.47	48.97
61	55.74	57.00	45.57	51.26
62	57.00	57.00	47.82	53.73
63	57.00	57.00	50.26	56.41
64	57.00	57.00	52.88	57.00
65	57.00	57.00	55.68	57.00
66 and over	57.00	57.00	57.00	57.00

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APPENDIX A-1: SURRENDER CHARGE FACTORS

SURRENDER CHARGE FACTORS

END OF YEAR:*	ISSUE AGE:
	0-39	40-44	45-49	50-54	55-59	60-64	65-69	70-74	75-80
At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
1	1.00	.98	.98	.97	.97	.96	.96	.95	.94
2	1.00	.97	.96	.95	.94	.93	.92	.91	.89
3	1.00	.96	.94	.93	.91	.90	.88	.87	.84
4	1.00	.94	.92	.91	.88	.87	.84	.83	.79
5	1.00	.92	.90	.89	.85	.84	.80	.79	.74
6.90		.90	.90	.85	.82	.81	.76	.75	.69
7.80		.80	.80	.80	.80	.77	.72	.71	.64
8.70		.70	.70	70.70		.70	.70	.67	.59
9.60		.60	.60	.60	.60	.60	.60	.60	.54
10.50		.50	.50	.50	.50	.50	.50	.50	.49
11.40		.40	.40	.40	.40	.40	.40	.40	.40
12.30		.30	.30	.30	.30	.30	.30	.30	.30
13.20		.20	.20	.20	.20	.20	.20	.20	.20
14.10		.10	.10	.10	.10	.10	.10	.10	.10
15+	0	0	0	0	0	0	0	0	0
*	The factor on any date other than a Policy anniversary will be determined proportionately using the factor at the end of the Policy year before surrender and the factor at the end of the Policy year of surrender.

Surrender Charge Example: Assume a male tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000 and the Policy is surrendered in Policy year 7. The surrender charge per thousand is $12.52. This is multiplied by the surrender charge factor of .90.

The surrender	=	The surrender charge per thousand ($12.52)
charge	x	The number of thousands of initial specified amount (100)
	x	The surrender charge factor (0.90)
	=	$1,126.80

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PROSPECTUS BACK COVER

Personalized Illustrations of Policy Benefits

To help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative, or send your request to our mailing address at:

Transamerica Premier Life Insurance Company

4333 Edgewood Rd. NE

Cedar Rapids, IA 52499-0001

1-800-851-9777

Facsimile: 1-727-299-1620

(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern Time)

www.premier.transamerica.com

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549-2001. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies. More information about TCI is available at www.finra.org or by calling -800-289-9999. You also can obtain an investor brochure from The Financial Industry Regulatory Authority (“FINRA) describing its Public Disclosure Program.

SEC File No. 333-199057/811-4420

05/2020

71

PART B

Information Required in a Statement of Additional Information

May 1, 2020

STATEMENT OF ADDITIONAL INFORMATION

FINANCIAL FREEDOM BUILDER®

issued through

WRL Series Life Account

By

Transamerica Premier Life Insurance Company

Administrative Office:

570 Carillon Parkway

St. Petersburg, Florida 33716-1294

Please direct transactions, claim forms, payments and other correspondence and notices as follows:

Transaction	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Transaction	www.premier.transamerica.com
Payments made by check	PO Box 653011, Dallas, TX 75265-3011 or 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001
Claims, general correspondence, and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the Financial Freedom Builder® flexible premium variable life insurance policy offered by Transamerica Premier Life Insurance Company (“TPLIC” or “Transamerica Premier”). You may obtain a copy of the prospectus dated May 1, 2020, by calling our administrative office at 1-800-851-9777 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to us at our mailing address at, Transamerica Premier, 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy. NOTE: This product is no longer available for new sales.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the Transamerica Series Trust – Initial Class, Fidelity Variable Insurance Products – Service Class 2 Shares, the ProFunds, the Access One Trust, the AllianceBernstein Variable Products Series Fund, and the Franklin Templeton Variable Insurance Products Trust.

WRL00188-05/2020

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In order to supplement the description in the prospectus, the following provides additional information about Transamerica Premier and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate. The owner may exercise certain rights described below.

Changing the Owner	• Change the owner by providing written notice, in good order, to us at our mailing address at any time while the insured is alive and the Policy is in force.
• Change is effective as of the date that the written notice is accepted by us in good order, at our mailing address.
• Changing the owner does not automatically change the beneficiary.
• Changing the owner may have tax consequences. You should consult a tax professional before changing the owner.
• We are not liable for payments we made before we received the written notice at our mailing address.

Choosing the Beneficiary	• The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.
• If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
• If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
• If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner’s estate upon the insured’s death.

Changing the Beneficiary	• The owner changes the beneficiary by providing written notice to us, in good order, at our mailing address.
• Change is effective as of the date the owner signs the written notice.
• We are not liable for any payments we made before we received the written notice at our mailing address.

Assigning the Policy	• The owner may assign Policy rights while the insured is alive.
• The owner retains any ownership rights that are not assigned.
• Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
• Claims under any assignment are subject to proof of interest and the extent of the assignment.
• We are not:
> bound by any assignment unless we receive a written notice of the assignment at our mailing address;
> responsible for the validity of any assignment;
> liable for any payment we made before we received written notice of the assignment at our mailing address; or

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> bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).
• Assigning the Policy may have tax consequences. You should consult a tax professional before assigning the Policy.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy for two years from the Policy date. For any portion of the specified amount that is issued as a result of a conversion, the contestability period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum. For any portion of the specified amount that is issued as a result of a conversion, the suicide period is measured from the later of the Policy date of the Policy that was converted or the latest effective date of reinstatement of the converted policy.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured’s correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity contracts and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to separate accounts of other insurance companies (“shared funding”). While the Company currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various contracts and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. The Company and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, the Company would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or

2

substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

Additional Information

Additional Information about Transamerica Premier and the Separate Account

Transamerica Premier was originally founded in 1858 in the state of Maryland as “Maryland Mutual life and Fire Insurance Company of Baltimore” and was the state’s first insurance company; it then changed its name to Monumental Life Insurance Company in 1935. Monumental Life Insurance Company changed its name to Transamerica Premier Life Insurance Company on July 31, 2014. Transamerica Premier is incorporated under Iowa law and is principally engaged in offering life insurance policies and annuity contracts. Transamerica Premier is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Transamerica Premier submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica Premier established the separate account as a separate investment account under Ohio law in 1985 and the separate account was re-domesticated to Iowa in 2014. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica Premier, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws.

Transamerica Premier holds the assets of the separate account physically segregated and apart from the general account. Transamerica Premier maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. (“AEGON USA”) in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica Premier. A $5 million fidelity bond with additional capacity of $20 million covers the activities of the registered representatives of TCI.

Legal Matters

Arthur D. Woods, Esquire, of Transamerica Premier, has provided legal advice on certain matters in connection with the issuance of the Policy.

Variations in Policy Provisions

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include differences in charges, or Policy features may be unavailable or known by a different name. Please refer to your Policy; any variations will be included in your Policy or in riders or endorsements attached to your Policy.

Personalized Illustrations of Policy Benefits

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In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Distribution of the Policies

We no longer offer the Policies to the public.

Transamerica Capital, Inc. (“TCI”), serves as principal underwriter for the Policies. TCI’s home office is located at 1801 California Street, Suite 5200, Denver, Colorado 80202. TCI is an affiliate of Transamerica Premier and, like Transamerica Premier, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Industry (“FINRA”). TCI is not a member of the Securities Investor Protection Corporation.

During fiscal years 2019, 2018, and 2017, the amounts paid to TCI in connection with all Policies sold through the separate account were $8,779,366.38, $9,300,842.93, and $ 9,270,817.70, respectively. TCI passes through to selling firms commissions it receives to selling firms for their sales, and does not retain any portion of any commissions. Our parent company provides paid-in-capital to TCI and pays for TCI’s operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or Transamerica Financial Advisors, Inc. may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other expenses of the firm. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interests for such firms or its sales representatives.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

> the current cash value	> any activity since the last report
> the current net surrender value	> projected values
> the current death benefit	> investment experience of each subaccount
> Outstanding loans	> any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Registered Public Accounting Firm

The financial statements of the WRL Series Life Account as of December 31, 2019 and for the years ended December 31, 2019 and 2018, and the statutory-basis financial statements and schedules of Transamerica Premier Life Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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Underwriters

Underwriting Standards

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

Your cost of insurance charge is based on a number of factors, including, but not limited to, the insured’s gender, issue age on the Policy date, length of time from the Policy date, and underwriting class. We currently place insureds into the following underwriting classes:

• ultimate select
• Select
• ultimate standard
• Standard

We also place insureds in various sub-standard underwriting classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco.

Transamerica Premier’s Published Ratings

We may publish the ratings and other information that an independent ratings organization assigns to us, in advertisements, sales literature, or reports. These organizations include: A.M. Best Company, Moody’s Investors Service, Inc., S&P Global, and Fitch Ratings. These ratings are opinions regarding an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance. Ratings are subject to change.

Financial Statements

Transamerica Premier’s statutory-basis financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the separate account’s financial statements, and you should consider these statutory-basis financial statements and schedules only as bearing upon Transamerica Premier’s ability to meet its obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Transamerica Premier’s statutory-basis financial statements and schedules as of December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019, have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

The separate account’s financial statements for the period ended December 31, 2019, which include the Report of the Independent Registered Public Accounting Firm, also appear on the following pages.

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FINANCIAL STATEMENTS

Transamerica Premier Life Insurance Company

WRL Series Life Account

Years Ended December 31, 2019 and 2018

Transamerica Premier Life Insurance Company

WRL Series Life Account

Financial Statements

Years Ended December 31, 2019 and 2018

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Premier Life Insurance Company and the Contract Owners of WRL Series Life Account

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of WRL Series Life Account indicated in the table below as of December 31, 2019, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of WRL Series Life Account as of December 31, 2019, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period ended December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

AB Balanced Wealth Strategy Class B Shares	TA Aegon High Yield Bond Initial Class
Access VP High Yield	TA Aegon U.S. Government Securities Initial Class
Fidelity® VIP Contrafund® Service Class 2	TA Barrow Hanley Dividend Focused Initial Class
Fidelity® VIP Equity-Income Service Class 2	TA BlackRock Global Allocation Initial Class
Fidelity® VIP Growth Opportunities Service Class 2	TA BlackRock Global Real Estate Securities Initial Class
Fidelity® VIP Index 500 Service Class 2	TA BlackRock Government Money Market Initial Class
Franklin Allocation Class 4 Shares	TA BlackRock iShares Edge 40 Initial Class
ProFund VP Asia 30	TA BlackRock Tactical Allocation Initial Class
ProFund VP Basic Materials	TA Greystone International Growth Initial Class
ProFund VP Bull	TA Janus Balanced Initial Class
ProFund VP Consumer Services	TA Janus Mid-Cap Growth Initial Class
ProFund VP Emerging Markets	TA JPMorgan Asset Allocation - Conservative Initial Class
ProFund VP Europe 30.	TA JPMorgan Asset Allocation - Growth Initial Class
ProFund VP Falling U.S. Dollar	TA JPMorgan Asset Allocation - Moderate Initial Class
ProFund VP Financials	TA JPMorgan Asset Allocation - Moderate Growth Initial Class
ProFund VP Government Money Market	TA JPMorgan Core Bond Initial Class
ProFund VP International	TA JPMorgan Enhanced Index Initial Class
ProFund VP Japan	TA JPMorgan International Moderate Growth Initial Class
ProFund VP Mid-Cap	TA JPMorgan Mid Cap Value Initial Class
ProFund VP NASDAQ-100	TA JPMorgan Tactical Allocation Initial Class
ProFund VP Oil & Gas	TA Managed Risk - Balanced ETF Initial Class
ProFund VP Pharmaceuticals	TA Managed Risk - Growth ETF Initial Class
ProFund VP Precious Metals	TA Morgan Stanley Capital Growth Initial Class
ProFund VP Short Emerging Markets	TA Multi-Managed Balanced Initial Class
ProFund VP Short International	TA PIMCO Tactical - Balanced Initial Class
ProFund VP Short NASDAQ-100	TA PIMCO Tactical - Conservative Initial Class
ProFund VP Short Small-Cap	TA PIMCO Tactical - Growth Initial Class
ProFund VP Small-Cap	TA PIMCO Total Return Initial Class
ProFund VP Small-Cap Value	TA QS Investors Active Asset Allocation - Conservative Initial Class
ProFund VP Telecommunications	TA QS Investors Active Asset Allocation - Moderate Initial Class
ProFund VP U.S. Government Plus	TA QS Investors Active Asset Allocation - Moderate Growth Initial Class
ProFund VP UltraNASDAQ-100	TA Small/Mid Cap Value Initial Class
ProFund VP UltraSmall-Cap	TA T. Rowe Price Small Cap Initial Class
ProFund VP Utilities	TA WMC US Growth Initial Class

Basis for Opinions

These financial statements are the responsibility of the Transamerica Premier Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of WRL Series Life Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of WRL Series Life Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 17, 2020

We have served as the auditor of one or more of the subaccounts of WRL Series Life Account since 2014

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Transamerica Premier Life Insurance Company

WRL Series Life Account

Statements of Assets and Liabilities

December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values

AB Balanced Wealth Strategy Class B Shares	238,608.170	$2,542,694	$2,409,943	$(3)	$2,409,940	112,692	$17.288068	$25.604189
Access VP High Yield	131,723.265	3,641,738	3,781,775	2	3,781,777	202,947	15.913869	22.908445
Fidelity® VIP Contrafund® Service Class 2	670,948.481	21,805,685	24,221,240	(44)	24,221,196	821,073	24.786119	34.443463
Fidelity® VIP Equity-Income Service Class 2	475,072.013	9,983,883	10,974,164	-	10,974,164	434,957	22.353823	28.106812
Fidelity® VIP Growth Opportunities Service Class 2	295,104.202	10,525,388	14,179,757	9	14,179,766	414,182	31.433150	38.821347
Fidelity® VIP Index 500 Service Class 2	183,656.807	48,111,002	58,103,504	(23)	58,103,481	1,850,484	26.576169	36.046717
Franklin Allocation Class 4 Shares	318,239.933	2,244,829	2,218,132	1	2,218,133	102,803	16.879273	26.214427
ProFund VP Asia 30	133,782.977	7,977,493	8,314,612	(10)	8,314,602	755,203	10.433791	11.602461
ProFund VP Basic Materials	42,122.605	2,735,052	2,725,754	24	2,725,778	220,118	11.335819	13.248951
ProFund VP Bull	90,553.878	4,417,565	4,855,499	(7)	4,855,492	202,079	22.094742	24.388786
ProFund VP Consumer Services	56,472.212	4,148,197	4,685,499	(6)	4,685,493	145,291	30.263850	37.052846
ProFund VP Emerging Markets	362,553.400	9,834,605	10,543,053	1	10,543,054	1,172,076	8.079833	10.149505
ProFund VP Europe 30	39,927.610	914,811	938,299	4	938,303	86,170	9.873723	12.548209
ProFund VP Falling U.S. Dollar	10,920.274	196,298	192,197	(2)	192,195	31,372	5.291848	6.672844
ProFund VP Financials	102,387.003	4,179,847	4,715,945	75	4,716,020	259,303	15.410425	23.503991
ProFund VP Government Money Market	11,493,911.860	11,493,912	11,493,912	(55)	11,493,857	1,178,410	8.558324	10.681863
ProFund VP International	117,704.222	2,257,509	2,314,065	61	2,314,126	234,501	9.313478	12.055869
ProFund VP Japan	15,611.446	835,011	859,566	(62)	859,504	55,149	12.007918	19.382885
ProFund VP Mid-Cap	137,095.711	3,193,006	3,275,217	96	3,275,313	160,109	19.482484	23.051364
ProFund VP NASDAQ-100	409,955.440	18,381,486	21,186,497	8	21,186,505	535,387	33.557475	46.259114
ProFund VP Oil & Gas	181,372.638	5,805,512	5,415,787	(4)	5,415,783	721,703	6.296298	8.077792
ProFund VP Pharmaceuticals	146,320.626	5,302,319	5,017,334	2	5,017,336	220,283	22.209690	24.714985
ProFund VP Precious Metals	311,299.981	6,125,757	7,763,822	(28)	7,763,794	1,720,769	4.387136	4.878883
ProFund VP Short Emerging Markets	10,257.683	431,501	352,351	2	352,353	95,356	2.422158	5.242957
ProFund VP Short International	8,333.931	329,214	293,104	(2)	293,102	82,689	2.734038	4.585385
ProFund VP Short NASDAQ-100	113,424.985	3,866,945	3,618,257	2	3,618,259	2,249,113	0.873939	1.735850
ProFund VP Short Small-Cap	50,322.379	563,171	513,288	(4)	513,284	326,282	1.202592	2.738119
ProFund VP Small-Cap	125,379.201	4,376,674	4,438,424	(6)	4,438,418	223,149	19.122410	21.042711
ProFund VP Small-Cap Value	83,330.199	4,042,806	4,055,681	59	4,055,740	192,718	20.558978	23.647128
ProFund VP Telecommunications	22,658.214	741,276	714,413	(1)	714,412	49,609	13.652011	15.590765
ProFund VP U.S. Government Plus	158,179.493	4,022,986	4,294,573	8	4,294,581	229,830	17.234390	20.645378
ProFund VP UltraNASDAQ-100	293,048.509	28,134,235	35,807,597	2	35,807,599	487,770	68.889622	75.645431
ProFund VP UltraSmall-Cap	334,416.707	7,134,474	7,932,364	16	7,932,380	285,041	25.617519	30.804372
ProFund VP Utilities	125,028.423	5,971,379	6,306,434	(10)	6,306,424	291,707	18.098697	24.081616
TA Aegon High Yield Bond Initial Class	2,321,374.417	18,156,420	18,060,293	(29)	18,060,264	827,671	16.638803	26.652437
TA Aegon U.S. Government Securities Initial Class	583,685.166	6,197,158	6,373,842	16	6,373,858	450,314	12.194975	16.019108
TA Barrow Hanley Dividend Focused Initial Class	3,042,844.892	63,668,509	68,677,009	(44)	68,676,965	2,125,815	18.936541	49.103831
TA BlackRock Global Allocation Initial Class	636,493.706	5,591,165	5,779,363	11	5,779,374	394,579	13.680679	15.194159
TA BlackRock Global Real Estate Securities Initial Class	3,060,506.565	38,062,660	41,010,788	57	41,010,845	1,629,517	15.184039	42.384862
TA BlackRock Government Money Market Initial Class	30,217,717.600	30,217,718	30,217,718	(94)	30,217,624	2,233,056	8.846837	20.071794
TA BlackRock iShares Edge 40 Initial Class	306,105.904	2,938,570	2,874,334	(19)	2,874,315	165,466	12.738090	20.882133
TA BlackRock Tactical Allocation Initial Class	2,834,687.561	27,145,199	25,483,841	(10)	25,483,831	1,596,129	14.898961	16.790618

See accompanying notes.	2

Transamerica Premier Life Insurance Company

WRL Series Life Account

Statements of Assets and Liabilities

December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA Greystone International Growth Initial Class	4,378,034.349	$36,627,481	$36,425,246	$(108)	$36,425,138	2,140,122	$14.438690	$21.479484
TA Janus Balanced Initial Class	767,273.602	11,457,407	13,105,033	(8)	13,105,025	702,584	17.827991	20.845493
TA Janus Mid-Cap Growth Initial Class	9,998,270.608	302,274,320	395,731,551	(107)	395,731,444	8,475,626	21.289064	112.725357
TA JPMorgan Asset Allocation - Conservative Initial Class	2,313,291.705	24,301,301	24,659,690	(66)	24,659,624	1,349,901	14.719264	21.494613
TA JPMorgan Asset Allocation - Growth Initial Class	25,038,482.975	293,989,306	313,982,577	(73)	313,982,504	14,617,957	17.711483	27.436412
TA JPMorgan Asset Allocation - Moderate Initial Class	6,118,466.099	71,775,049	73,482,778	(128)	73,482,650	3,883,875	16.017384	23.813757
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	24,097,269.677	295,005,421	299,770,035	(209)	299,769,826	15,058,363	16.884772	25.606694
TA JPMorgan Core Bond Initial Class	2,569,971.851	33,197,592	34,000,728	(82)	34,000,646	1,399,936	12.915215	50.951502
TA JPMorgan Enhanced Index Initial Class	497,269.597	10,504,264	10,944,904	5	10,944,909	352,818	26.997576	36.101491
TA JPMorgan International Moderate Growth Initial Class	1,130,656.667	11,120,601	11,283,954	(20)	11,283,934	819,530	12.668774	15.466326
TA JPMorgan Mid Cap Value Initial Class	408,242.530	7,143,856	6,646,188	(1)	6,646,187	187,027	24.238862	43.664432
TA JPMorgan Tactical Allocation Initial Class	2,754,766.583	39,229,302	41,541,880	(23)	41,541,857	1,953,351	12.300041	44.962614
TA Managed Risk - Balanced ETF Initial Class	230,471.570	2,829,561	2,996,130	(1)	2,996,129	185,551	15.708237	17.905218
TA Managed Risk - Growth ETF Initial Class	366,208.974	3,919,654	4,042,947	9	4,042,956	234,232	17.034304	18.912131
TA Morgan Stanley Capital Growth Initial Class	5,770,175.289	100,255,943	106,517,436	(43)	106,517,393	2,574,775	32.569213	54.956742
TA Multi-Managed Balanced Initial Class	8,081,176.146	105,541,298	125,581,477	(81)	125,581,396	4,222,210	20.364593	32.263441
TA PIMCO Tactical - Balanced Initial Class	486,448.986	5,754,339	6,138,986	(17)	6,138,969	402,997	14.505327	17.002916
TA PIMCO Tactical - Conservative Initial Class	856,504.865	9,800,841	10,552,140	(19)	10,552,121	743,974	13.434882	16.044951
TA PIMCO Tactical - Growth Initial Class	998,496.739	11,651,660	12,581,059	(16)	12,581,043	853,922	13.802378	16.935124
TA PIMCO Total Return Initial Class	1,785,395.508	20,760,275	20,996,251	(21)	20,996,230	1,309,198	13.003080	19.011683
TA QS Investors Active Asset Allocation - Conservative Initial Class	406,846.768	4,402,829	4,430,561	(11)	4,430,550	324,549	12.728711	14.702743
TA QS Investors Active Asset Allocation - Moderate Initial Class	215,767.143	2,478,014	2,518,003	(9)	2,517,994	180,588	13.054065	14.506647
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	2,343,707.336	26,464,914	27,046,383	(30)	27,046,353	1,882,826	13.362750	16.174145
TA Small/Mid Cap Value Initial Class	6,602,867.362	130,642,379	128,821,942	(26)	128,821,916	3,983,695	22.231582	46.530740
TA T. Rowe Price Small Cap Initial Class	3,642,296.035	56,149,640	59,806,501	(36)	59,806,465	1,661,544	27.931533	46.901378
TA WMC US Growth Initial Class	36,297,174.737	952,328,438	1,246,807,952	(195)	1,246,807,757	30,981,983	26.708542	43.039369

See accompanying notes.	3

Transamerica Premier Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	AB Balanced Wealth Strategy Class B Shares	Access VP High Yield	Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Growth Opportunities Service Class 2
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$2,657,289	$3,242,904	$22,638,242	$11,550,024	$8,736,075

Investment Income:
Reinvested Dividends	41,858	102,071	98,582	218,490	8,496
Investment Expense:
Mortality and Expense Risk and Administrative Charges	20,439	29,674	144,341	70,108	60,687
Net Investment Income (Loss)	21,419	72,397	(45,759)	148,382	(52,191)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	187,325	70,928	1,996,160	521,138	543,518
Realized Gain (Loss) on Investments	(38,169)	(232,791)	595,072	(18,483)	316,403
Net Realized Capital Gains (Losses) on Investments	149,156	(161,863)	2,591,232	502,655	859,921
Net Change in Unrealized Appreciation (Depreciation)	(342,828)	34,838	(4,047,233)	(1,604,512)	178,273
Net Gain (Loss) on Investment	(193,672)	(127,025)	(1,456,001)	(1,101,857)	1,038,194

Net Increase (Decrease) in Net Assets Resulting from Operations	(172,253)	(54,628)	(1,501,760)	(953,475)	986,003

Increase (Decrease) in Net Assets from Contract Transactions	(250,327)	115,833	(1,381,590)	(1,036,203)	(189,336)

Total Increase (Decrease) in Net Assets	(422,580)	61,205	(2,883,350)	(1,989,678)	796,667

Net Assets as of December 31, 2018:	$2,234,709	$3,304,109	$19,754,892	$9,560,346	$9,532,742

Investment Income:
Reinvested Dividends	54,083	200,492	48,729	189,292	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	18,149	28,449	139,740	65,837	74,664
Net Investment Income (Loss)	35,934	172,043	(91,011)	123,455	(74,664)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	280,567	-	2,578,194	689,944	963,293
Realized Gain (Loss) on Investments	(60,537)	68,461	(119,866)	(86,054)	580,245
Net Realized Capital Gains (Losses) on Investments	220,030	68,461	2,458,328	603,890	1,543,538
Net Change in Unrealized Appreciation (Depreciation)	115,879	203,232	3,475,822	1,659,938	2,420,324
Net Gain (Loss) on Investment	335,909	271,693	5,934,150	2,263,828	3,963,862

Net Increase (Decrease) in Net Assets Resulting from Operations	371,843	443,736	5,843,139	2,387,283	3,889,198

Increase (Decrease) in Net Assets from Contract Transactions	(196,612)	33,932	(1,376,835)	(973,465)	757,826

Total Increase (Decrease) in Net Assets	175,231	477,668	4,466,304	1,413,818	4,647,024

Net Assets as of December 31, 2019:	$2,409,940	$3,781,777	$24,221,196	$10,974,164	$14,179,766

See Accompanying Notes. (1) See Footnote 1	4

Transamerica Premier Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	Fidelity® VIP Index 500 Service Class 2	Franklin Allocation Class 4 Shares	ProFund VP Asia 30	ProFund VP Basic Materials	ProFund VP Bull
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$47,478,979	$2,494,958	$8,723,348	$4,507,974	$4,665,839

Investment Income:
Reinvested Dividends	782,925	64,996	23,462	13,873	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	356,658	18,844	45,145	25,846	31,914
Net Investment Income (Loss)	426,267	46,152	(21,683)	(11,973)	(31,914)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	235,484	53,193	-	-	459,494
Realized Gain (Loss) on Investments	2,875,293	(34,880)	736,678	364,463	172,675
Net Realized Capital Gains (Losses) on Investments	3,110,777	18,313	736,678	364,463	632,169
Net Change in Unrealized Appreciation (Depreciation)	(6,209,348)	(299,647)	(1,535,794)	(1,025,244)	(858,537)
Net Gain (Loss) on Investment	(3,098,571)	(281,334)	(799,116)	(660,781)	(226,368)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,672,304)	(235,182)	(820,799)	(672,754)	(258,282)

Increase (Decrease) in Net Assets from Contract Transactions	1,084,255	(257,609)	(4,198,274)	(1,330,049)	(1,273,222)

Total Increase (Decrease) in Net Assets	(1,588,049)	(492,791)	(5,019,073)	(2,002,803)	(1,531,504)

Net Assets as of December 31, 2018:	$45,890,930	$2,002,167	$3,704,275	$2,505,171	$3,134,335

Investment Income:
Reinvested Dividends	926,928	71,810	9,986	9,134	12,120
Investment Expense:
Mortality and Expense Risk and Administrative Charges	360,784	16,316	36,323	17,236	27,065
Net Investment Income (Loss)	566,144	55,494	(26,337)	(8,102)	(14,945)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	763,322	138,149	-	79,821	78,720
Realized Gain (Loss) on Investments	3,852,749	(37,056)	(75,392)	(52,256)	(43,338)
Net Realized Capital Gains (Losses) on Investments	4,616,071	101,093	(75,392)	27,565	35,382
Net Change in Unrealized Appreciation (Depreciation)	8,013,397	207,382	1,082,320	398,603	824,754
Net Gain (Loss) on Investment	12,629,468	308,475	1,006,928	426,168	860,136

Net Increase (Decrease) in Net Assets Resulting from Operations	13,195,612	363,969	980,591	418,066	845,191

Increase (Decrease) in Net Assets from Contract Transactions	(983,061)	(148,003)	3,629,736	(197,459)	875,966

Total Increase (Decrease) in Net Assets	12,212,551	215,966	4,610,327	220,607	1,721,157

Net Assets as of December 31, 2019:	$58,103,481	$2,218,133	$8,314,602	$2,725,778	$4,855,492

See Accompanying Notes. (1) See Footnote 1	5

Transamerica Premier Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	ProFund VP Consumer Services	ProFund VP Emerging Markets	ProFund VP Europe 30	ProFund VP Falling U.S. Dollar	ProFund VP Financials
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$3,954,853	$10,163,614	$1,554,182	$269,359	$5,425,492

Investment Income:
Reinvested Dividends	-	16,887	35,169	-	19,265
Investment Expense:
Mortality and Expense Risk and Administrative Charges	32,492	57,147	10,550	2,797	36,819
Net Investment Income (Loss)	(32,492)	(40,260)	24,619	(2,797)	(17,554)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	226,312	-	-	35,034	-
Realized Gain (Loss) on Investments	254,044	1,168,229	12,644	(60,450)	538,117
Net Realized Capital Gains (Losses) on Investments	480,356	1,168,229	12,644	(25,416)	538,117
Net Change in Unrealized Appreciation (Depreciation)	(485,454)	(2,105,352)	(222,499)	(12,562)	(1,033,897)
Net Gain (Loss) on Investment	(5,098)	(937,123)	(209,855)	(37,978)	(495,780)

Net Increase (Decrease) in Net Assets Resulting from Operations	(37,590)	(977,383)	(185,236)	(40,775)	(513,334)

Increase (Decrease) in Net Assets from Contract Transactions	259,879	(3,493,424)	(325,859)	20,722	(843,106)

Total Increase (Decrease) in Net Assets	222,289	(4,470,807)	(511,095)	(20,053)	(1,356,440)

Net Assets as of December 31, 2018:	$4,177,142	$5,692,807	$1,043,087	$249,306	$4,069,052

Investment Income:
Reinvested Dividends	-	30,632	27,124	90	22,358
Investment Expense:
Mortality and Expense Risk and Administrative Charges	32,688	52,355	7,908	1,298	29,712
Net Investment Income (Loss)	(32,688)	(21,723)	19,216	(1,208)	(7,354)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	203,683	-	-	-	210,050
Realized Gain (Loss) on Investments	408,063	(370,650)	(12,148)	(8,239)	171,886
Net Realized Capital Gains (Losses) on Investments	611,746	(370,650)	(12,148)	(8,239)	381,936
Net Change in Unrealized Appreciation (Depreciation)	378,940	1,627,209	205,915	3,936	748,194
Net Gain (Loss) on Investment	990,686	1,256,559	193,767	(4,303)	1,130,130

Net Increase (Decrease) in Net Assets Resulting from Operations	957,998	1,234,836	212,983	(5,511)	1,122,776

Increase (Decrease) in Net Assets from Contract Transactions	(449,647)	3,615,411	(317,767)	(51,600)	(475,808)

Total Increase (Decrease) in Net Assets	508,351	4,850,247	(104,784)	(57,111)	646,968

Net Assets as of December 31, 2019:	$4,685,493	$10,543,054	$938,303	$192,195	$4,716,020

See Accompanying Notes. (1) See Footnote 1	6

Transamerica Premier Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	ProFund VP Government Money Market	ProFund VP International	ProFund VP Japan	ProFund VP Mid-Cap	ProFund VP NASDAQ-100
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$9,769,539	$4,191,633	$926,938	$3,998,852	$14,214,808

Investment Income:
Reinvested Dividends	53,054	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	87,871	15,088	6,721	29,224	129,532
Net Investment Income (Loss)	(34,817)	(15,088)	(6,721)	(29,224)	(129,532)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	294,899	-	939,779	1,477,404
Realized Gain (Loss) on Investments	-	238,880	66,229	(721,676)	2,380,321
Net Realized Capital Gains (Losses) on Investments	-	533,779	66,229	218,103	3,857,725
Net Change in Unrealized Appreciation (Depreciation)	-	(806,346)	(157,751)	(740,167)	(4,070,260)
Net Gain (Loss) on Investment	-	(272,567)	(91,522)	(522,064)	(212,535)

Net Increase (Decrease) in Net Assets Resulting from Operations	(34,817)	(287,655)	(98,243)	(551,288)	(342,067)

Increase (Decrease) in Net Assets from Contract Transactions	9,366,091	(1,766,359)	(62,631)	(98,464)	475,214

Total Increase (Decrease) in Net Assets	9,331,274	(2,054,014)	(160,874)	(649,752)	133,147

Net Assets as of December 31, 2018:	$19,100,813	$2,137,619	$766,064	$3,349,100	$14,347,955

Investment Income:
Reinvested Dividends	104,686	5,935	1,007	6,492	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	78,136	17,402	5,949	26,364	127,729
Net Investment Income (Loss)	26,550	(11,467)	(4,942)	(19,872)	(127,729)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	127,114
Realized Gain (Loss) on Investments	-	(105,511)	58,526	(547,152)	1,054,090
Net Realized Capital Gains (Losses) on Investments	-	(105,511)	58,526	(547,152)	1,181,204
Net Change in Unrealized Appreciation (Depreciation)	-	492,496	89,001	1,225,600	4,628,461
Net Gain (Loss) on Investment	-	386,985	147,527	678,448	5,809,665

Net Increase (Decrease) in Net Assets Resulting from Operations	26,550	375,518	142,585	658,576	5,681,936

Increase (Decrease) in Net Assets from Contract Transactions	(7,633,506)	(199,011)	(49,145)	(732,363)	1,156,614

Total Increase (Decrease) in Net Assets	(7,606,956)	176,507	93,440	(73,787)	6,838,550

Net Assets as of December 31, 2019:	$11,493,857	$2,314,126	$859,504	$3,275,313	$21,186,505

See Accompanying Notes. (1) See Footnote 1	7

Transamerica Premier Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	ProFund VP Oil & Gas	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Short Emerging Markets	ProFund VP Short International
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$8,081,643	$5,994,460	$5,439,646	$288,783	$278,713

Investment Income:
Reinvested Dividends	131,184	62,574	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	57,846	44,931	34,520	3,593	2,326
Net Investment Income (Loss)	73,338	17,643	(34,520)	(3,593)	(2,326)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	137,149	-	-	-
Realized Gain (Loss) on Investments	263,154	(86,768)	(669,205)	(46,005)	(55,701)
Net Realized Capital Gains (Losses) on Investments	263,154	50,381	(669,205)	(46,005)	(55,701)
Net Change in Unrealized Appreciation (Depreciation)	(1,837,193)	(484,348)	(39,165)	119,812	102,787
Net Gain (Loss) on Investment	(1,574,039)	(433,967)	(708,370)	73,807	47,086

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,500,701)	(416,324)	(742,890)	70,214	44,760

Increase (Decrease) in Net Assets from Contract Transactions	(566,955)	(379,052)	(122,686)	385,825	27,559

Total Increase (Decrease) in Net Assets	(2,067,656)	(795,376)	(865,576)	456,039	72,319

Net Assets as of December 31, 2018:	$6,013,987	$5,199,084	$4,574,070	$744,822	$351,032

Investment Income:
Reinvested Dividends	81,803	42,914	2,051	2,415	1,645
Investment Expense:
Mortality and Expense Risk and Administrative Charges	40,611	37,397	42,888	3,679	2,257
Net Investment Income (Loss)	41,192	5,517	(40,837)	(1,264)	(612)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	193,938	625,421	-	39,791	8,031
Realized Gain (Loss) on Investments	(662,789)	(224,564)	361,001	(68,969)	1,669
Net Realized Capital Gains (Losses) on Investments	(468,851)	400,857	361,001	(29,178)	9,700
Net Change in Unrealized Appreciation (Depreciation)	910,051	206,336	1,890,385	(135,617)	(73,037)
Net Gain (Loss) on Investment	441,200	607,193	2,251,386	(164,795)	(63,337)

Net Increase (Decrease) in Net Assets Resulting from Operations	482,392	612,710	2,210,549	(166,059)	(63,949)

Increase (Decrease) in Net Assets from Contract Transactions	(1,080,596)	(794,458)	979,175	(226,410)	6,019

Total Increase (Decrease) in Net Assets	(598,204)	(181,748)	3,189,724	(392,469)	(57,930)

Net Assets as of December 31, 2019:	$5,415,783	$5,017,336	$7,763,794	$352,353	$293,102

See Accompanying Notes. (1) See Footnote 1	8

Transamerica Premier Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	ProFund VP Short NASDAQ- 100	ProFund VP Short Small-Cap	ProFund VP Small-Cap	ProFund VP Small-Cap Value	ProFund VP Telecommunications
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$870,919	$667,558	$3,732,484	$3,418,360	$1,069,305

Investment Income:
Reinvested Dividends	-	-	-	-	45,710
Investment Expense:
Mortality and Expense Risk and Administrative Charges	7,059	3,733	28,882	26,396	6,240
Net Investment Income (Loss)	(7,059)	(3,733)	(28,882)	(26,396)	39,470

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	247,908	271,521	-
Realized Gain (Loss) on Investments	(134,600)	(56,458)	(348,517)	(195,156)	(91,698)
Net Realized Capital Gains (Losses) on Investments	(134,600)	(56,458)	(100,609)	76,365	(91,698)
Net Change in Unrealized Appreciation (Depreciation)	155,449	100,447	(528,822)	(654,579)	(89,614)
Net Gain (Loss) on Investment	20,849	43,989	(629,431)	(578,214)	(181,312)

Net Increase (Decrease) in Net Assets Resulting from Operations	13,790	40,256	(658,313)	(604,610)	(141,842)

Increase (Decrease) in Net Assets from Contract Transactions	2,101,860	(281,235)	(831,016)	(1,165,455)	(259,303)

Total Increase (Decrease) in Net Assets	2,115,650	(240,979)	(1,489,329)	(1,770,065)	(401,145)

Net Assets as of December 31, 2018:	$2,986,569	$426,579	$2,243,155	$1,648,295	$668,160

Investment Income:
Reinvested Dividends	946	468	-	-	23,551
Investment Expense:
Mortality and Expense Risk and Administrative Charges	7,080	3,436	16,495	13,214	5,161
Net Investment Income (Loss)	(6,134)	(2,968)	(16,495)	(13,214)	18,390

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	41,575	-	-	-
Realized Gain (Loss) on Investments	(127,373)	(49,225)	(106,362)	(68,532)	(66,292)
Net Realized Capital Gains (Losses) on Investments	(127,373)	(7,650)	(106,362)	(68,532)	(66,292)
Net Change in Unrealized Appreciation (Depreciation)	(315,340)	(96,464)	590,014	436,537	142,444
Net Gain (Loss) on Investment	(442,713)	(104,114)	483,652	368,005	76,152

Net Increase (Decrease) in Net Assets Resulting from Operations	(448,847)	(107,082)	467,157	354,791	94,542

Increase (Decrease) in Net Assets from Contract Transactions	1,080,537	193,787	1,728,106	2,052,654	(48,290)

Total Increase (Decrease) in Net Assets	631,690	86,705	2,195,263	2,407,445	46,252

Net Assets as of December 31, 2019:	$3,618,259	$513,284	$4,438,418	$4,055,740	$714,412

See Accompanying Notes. (1) See Footnote 1	9

Transamerica Premier Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	ProFund VP U.S. Government Plus	ProFund VP UltraNASDAQ- 100	ProFund VP UltraSmall-Cap	ProFund VP Utilities	TA Aegon High Yield Bond Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$3,673,437	$24,476,044	$8,487,733	$4,365,893	$19,145,546

Investment Income:
Reinvested Dividends	27,542	-	-	81,824	1,032,985
Investment Expense:
Mortality and Expense Risk and Administrative Charges	21,764	206,170	61,202	30,361	131,325
Net Investment Income (Loss)	5,778	(206,170)	(61,202)	51,463	901,660

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	10,072,196	2,067,083	123,343	-
Realized Gain (Loss) on Investments	(269,602)	3,975,914	356,167	(112,925)	256,269
Net Realized Capital Gains (Losses) on Investments	(269,602)	14,048,110	2,423,250	10,418	256,269
Net Change in Unrealized Appreciation (Depreciation)	(80,029)	(17,982,428)	(4,574,035)	(7,669)	(1,693,587)
Net Gain (Loss) on Investment	(349,631)	(3,934,318)	(2,150,785)	2,749	(1,437,318)

Net Increase (Decrease) in Net Assets Resulting from Operations	(343,853)	(4,140,488)	(2,211,987)	54,212	(535,658)

Increase (Decrease) in Net Assets from Contract Transactions	(97,589)	2,789,384	(300,605)	258,899	(2,235,080)

Total Increase (Decrease) in Net Assets	(441,442)	(1,351,104)	(2,512,592)	313,111	(2,770,738)

Net Assets as of December 31, 2018:	$3,231,995	$23,124,940	$5,975,141	$4,679,004	$16,374,808

Investment Income:
Reinvested Dividends	34,858	-	-	78,533	1,082,025
Investment Expense:
Mortality and Expense Risk and Administrative Charges	29,702	197,372	50,733	34,884	124,366
Net Investment Income (Loss)	5,156	(197,372)	(50,733)	43,649	957,659

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	294,870	-
Realized Gain (Loss) on Investments	307,547	(2,905,340)	(1,698,223)	241,650	(64,182)
Net Realized Capital Gains (Losses) on Investments	307,547	(2,905,340)	(1,698,223)	536,520	(64,182)
Net Change in Unrealized Appreciation (Depreciation)	239,285	19,257,595	4,360,120	387,990	1,249,819
Net Gain (Loss) on Investment	546,832	16,352,255	2,661,897	924,510	1,185,637

Net Increase (Decrease) in Net Assets Resulting from Operations	551,988	16,154,883	2,611,164	968,159	2,143,296

Increase (Decrease) in Net Assets from Contract Transactions	510,598	(3,472,224)	(653,925)	659,261	(457,840)

Total Increase (Decrease) in Net Assets	1,062,586	12,682,659	1,957,239	1,627,420	1,685,456

Net Assets as of December 31, 2019:	$4,294,581	$35,807,599	$7,932,380	$6,306,424	$18,060,264

See Accompanying Notes. (1) See Footnote 1	10

Transamerica Premier Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	TA Aegon U.S. Government Securities Initial Class	TA Barrow Hanley Dividend Focused Initial Class	TA BlackRock Global Allocation Initial Class	TA BlackRock Global Real Estate Securities Initial Class	TA BlackRock Government Money Market Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$8,651,009	$74,360,907	$6,348,837	$43,179,257	$28,500,890

Investment Income:
Reinvested Dividends	180,106	1,505,245	134,142	3,399,064	579,144
Investment Expense:
Mortality and Expense Risk and Administrative Charges	43,502	526,294	45,630	288,542	224,442
Net Investment Income (Loss)	136,604	978,951	88,512	3,110,522	354,702

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	104,918	-	-
Realized Gain (Loss) on Investments	(802,763)	4,577,990	29,507	220,704	-
Net Realized Capital Gains (Losses) on Investments	(802,763)	4,577,990	134,425	220,704	-
Net Change in Unrealized Appreciation (Depreciation)	608,476	(14,309,123)	(712,090)	(7,721,329)	-
Net Gain (Loss) on Investment	(194,287)	(9,731,133)	(577,665)	(7,500,625)	-

Net Increase (Decrease) in Net Assets Resulting from Operations	(57,683)	(8,752,182)	(489,153)	(4,390,103)	354,702

Increase (Decrease) in Net Assets from Contract Transactions	(2,147,484)	(3,075,808)	(405,088)	(3,765,220)	7,599,078

Total Increase (Decrease) in Net Assets	(2,205,167)	(11,827,990)	(894,241)	(8,155,323)	7,953,780

Net Assets as of December 31, 2018:	$6,445,842	$62,532,917	$5,454,596	$35,023,934	$36,454,670

Investment Income:
Reinvested Dividends	133,355	1,602,952	107,730	357,326	623,424
Investment Expense:
Mortality and Expense Risk and Administrative Charges	47,270	472,508	40,659	274,103	223,470
Net Investment Income (Loss)	86,085	1,130,444	67,071	83,223	399,954

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	9,849,243	362,825	-	-
Realized Gain (Loss) on Investments	37,402	3,934,962	63,318	249,763	-
Net Realized Capital Gains (Losses) on Investments	37,402	13,784,205	426,143	249,763	-
Net Change in Unrealized Appreciation (Depreciation)	284,002	(1,118,597)	408,183	8,045,090	-
Net Gain (Loss) on Investment	321,404	12,665,608	834,326	8,294,853	-

Net Increase (Decrease) in Net Assets Resulting from Operations	407,489	13,796,052	901,397	8,378,076	399,954

Increase (Decrease) in Net Assets from Contract Transactions	(479,473)	(7,652,004)	(576,619)	(2,391,165)	(6,637,000)

Total Increase (Decrease) in Net Assets	(71,984)	6,144,048	324,778	5,986,911	(6,237,046)

Net Assets as of December 31, 2019:	$6,373,858	$68,676,965	$5,779,374	$41,010,845	$30,217,624

See Accompanying Notes. (1) See Footnote 1	11

Transamerica Premier Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	TA BlackRock iShares Edge 40 Initial Class	TA BlackRock Tactical Allocation Initial Class	TA Greystone International Growth Initial Class	TA Janus Balanced Initial Class	TA Janus Mid-Cap Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$3,013,996	$27,366,726	$43,373,061	$11,305,225	$337,913,344

Investment Income:
Reinvested Dividends	54,141	532,904	454,303	184,536	203,600
Investment Expense:
Mortality and Expense Risk and Administrative Charges	19,664	198,532	250,680	82,479	2,707,090
Net Investment Income (Loss)	34,477	334,372	203,623	102,057	(2,503,490)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	1,899,907	193,137	263,789	15,103,525
Realized Gain (Loss) on Investments	63,972	(730,130)	1,746,438	742,818	8,546,283
Net Realized Capital Gains (Losses) on Investments	63,972	1,169,777	1,939,575	1,006,607	23,649,808
Net Change in Unrealized Appreciation (Depreciation)	(237,883)	(2,753,038)	(9,167,456)	(1,165,826)	(26,066,223)
Net Gain (Loss) on Investment	(173,911)	(1,583,261)	(7,227,881)	(159,219)	(2,416,415)

Net Increase (Decrease) in Net Assets Resulting from Operations	(139,434)	(1,248,889)	(7,024,258)	(57,162)	(4,919,905)

Increase (Decrease) in Net Assets from Contract Transactions	(254,046)	(2,083,486)	(5,280,812)	(679,930)	(20,820,941)

Total Increase (Decrease) in Net Assets	(393,480)	(3,332,375)	(12,305,070)	(737,092)	(25,740,846)

Net Assets as of December 31, 2018:	$2,620,516	$24,034,351	$31,067,991	$10,568,133	$312,172,498

Investment Income:
Reinvested Dividends	62,230	1,026,884	552,871	192,619	277,961
Investment Expense:
Mortality and Expense Risk and Administrative Charges	18,262	180,824	215,855	85,286	2,819,135
Net Investment Income (Loss)	43,968	846,060	337,016	107,333	(2,541,174)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	368,111	1,925,279	5,551,202	539,347	20,294,136
Realized Gain (Loss) on Investments	18,757	(940,190)	665,919	705,791	9,014,826
Net Realized Capital Gains (Losses) on Investments	386,868	985,089	6,217,121	1,245,138	29,308,962
Net Change in Unrealized Appreciation (Depreciation)	(56,653)	1,982,157	1,583,452	931,716	82,711,840
Net Gain (Loss) on Investment	330,215	2,967,246	7,800,573	2,176,854	112,020,802

Net Increase (Decrease) in Net Assets Resulting from Operations	374,183	3,813,306	8,137,589	2,284,187	109,479,628

Increase (Decrease) in Net Assets from Contract Transactions	(120,384)	(2,363,826)	(2,780,442)	252,705	(25,920,682)

Total Increase (Decrease) in Net Assets	253,799	1,449,480	5,357,147	2,536,892	83,558,946

Net Assets as of December 31, 2019:	$2,874,315	$25,483,831	$36,425,138	$13,105,025	$395,731,444

See Accompanying Notes. (1) See Footnote 1	12

Transamerica Premier Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	TA JPMorgan Asset Allocation - Conservative Initial Class	TA JPMorgan Asset Allocation - Growth Initial Class	TA JPMorgan Asset Allocation - Moderate Initial Class	TA JPMorgan Asset Allocation - Moderate Growth Initial Class	TA JPMorgan Core Bond Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$33,444,895	$312,891,018	$76,977,415	$304,126,820	$35,983,696

Investment Income:
Reinvested Dividends	576,359	5,779,464	1,290,818	5,518,848	1,108,016
Investment Expense:
Mortality and Expense Risk and Administrative Charges	232,727	2,223,931	540,424	2,124,349	263,192
Net Investment Income (Loss)	343,632	3,555,533	750,394	3,394,499	844,824

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,301,143	20,126,498	3,511,003	15,308,673	-
Realized Gain (Loss) on Investments	399,253	15,477,133	3,357,022	9,498,201	(116,592)
Net Realized Capital Gains (Losses) on Investments	1,700,396	35,603,631	6,868,025	24,806,874	(116,592)
Net Change in Unrealized Appreciation (Depreciation)	(3,326,217)	(71,809,514)	(11,775,514)	(50,420,119)	(990,772)
Net Gain (Loss) on Investment	(1,625,821)	(36,205,883)	(4,907,489)	(25,613,245)	(1,107,364)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,282,189)	(32,650,350)	(4,157,095)	(22,218,746)	(262,540)

Increase (Decrease) in Net Assets from Contract Transactions	(8,910,477)	(16,432,893)	(5,713,525)	(16,906,164)	(1,298,136)

Total Increase (Decrease) in Net Assets	(10,192,666)	(49,083,243)	(9,870,620)	(39,124,910)	(1,560,676)

Net Assets as of December 31, 2018:	$23,252,229	$263,807,775	$67,106,795	$265,001,910	$34,423,020

Investment Income:
Reinvested Dividends	610,824	5,069,967	1,540,241	6,205,604	912,798
Investment Expense:
Mortality and Expense Risk and Administrative Charges	164,162	1,882,462	446,171	1,769,877	261,566
Net Investment Income (Loss)	446,662	3,187,505	1,094,070	4,435,727	651,232

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	865,822	26,837,389	3,991,806	23,886,756	-
Realized Gain (Loss) on Investments	(158,591)	10,365,964	1,501,352	2,841,007	175,421
Net Realized Capital Gains (Losses) on Investments	707,231	37,203,353	5,493,158	26,727,763	175,421
Net Change in Unrealized Appreciation (Depreciation)	1,796,107	24,776,221	3,659,556	18,579,810	1,798,590
Net Gain (Loss) on Investment	2,503,338	61,979,574	9,152,714	45,307,573	1,974,011

Net Increase (Decrease) in Net Assets Resulting from Operations	2,950,000	65,167,079	10,246,784	49,743,300	2,625,243

Increase (Decrease) in Net Assets from Contract Transactions	(1,542,605)	(14,992,350)	(3,870,929)	(14,975,384)	(3,047,617)

Total Increase (Decrease) in Net Assets	1,407,395	50,174,729	6,375,855	34,767,916	(422,374)

Net Assets as of December 31, 2019:	$24,659,624	$313,982,504	$73,482,650	$299,769,826	$34,000,646

See Accompanying Notes. (1) See Footnote 1	13

Transamerica Premier Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	TA JPMorgan Enhanced Index Initial Class	TA JPMorgan International Moderate Growth Initial Class	TA JPMorgan Mid Cap Value Initial Class	TA JPMorgan Tactical Allocation Initial Class	TA Managed Risk - Balanced ETF Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$10,203,033	$12,670,600	$7,157,522	$43,708,710	$1,980,672

Investment Income:
Reinvested Dividends	108,145	282,699	58,521	943,429	33,085
Investment Expense:
Mortality and Expense Risk and Administrative Charges	77,616	94,435	49,253	304,938	14,173
Net Investment Income (Loss)	30,529	188,264	9,268	638,491	18,912

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	423,676	118,864	152,051	1,217,668	-
Realized Gain (Loss) on Investments	955,922	642,246	(8,209)	388,169	33,900
Net Realized Capital Gains (Losses) on Investments	1,379,598	761,110	143,842	1,605,837	33,900
Net Change in Unrealized Appreciation (Depreciation)	(2,176,415)	(2,437,902)	(973,394)	(3,796,233)	(149,667)
Net Gain (Loss) on Investment	(796,817)	(1,676,792)	(829,552)	(2,190,396)	(115,767)

Net Increase (Decrease) in Net Assets Resulting from Operations	(766,288)	(1,488,528)	(820,284)	(1,551,905)	(96,855)

Increase (Decrease) in Net Assets from Contract Transactions	(732,978)	(979,217)	(577,441)	137,051	(252,668)

Total Increase (Decrease) in Net Assets	(1,499,266)	(2,467,745)	(1,397,725)	(1,414,854)	(349,523)

Net Assets as of December 31, 2018:	$8,703,767	$10,202,855	$5,759,797	$42,293,856	$1,631,149

Investment Income:
Reinvested Dividends	116,978	251,028	89,010	1,007,811	59,946
Investment Expense:
Mortality and Expense Risk and Administrative Charges	68,196	80,846	45,835	292,811	18,412
Net Investment Income (Loss)	48,782	170,182	43,175	715,000	41,534

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,149,521	881,789	576,227	535,536	70,348
Realized Gain (Loss) on Investments	331,401	118,333	(60,248)	861,577	28,870
Net Realized Capital Gains (Losses) on Investments	1,480,922	1,000,122	515,979	1,397,113	99,218
Net Change in Unrealized Appreciation (Depreciation)	1,049,319	509,288	857,744	2,490,040	178,573
Net Gain (Loss) on Investment	2,530,241	1,509,410	1,373,723	3,887,153	277,791

Net Increase (Decrease) in Net Assets Resulting from Operations	2,579,023	1,679,592	1,416,898	4,602,153	319,325

Increase (Decrease) in Net Assets from Contract Transactions	(337,881)	(598,513)	(530,508)	(5,354,152)	1,045,655

Total Increase (Decrease) in Net Assets	2,241,142	1,081,079	886,390	(751,999)	1,364,980

Net Assets as of December 31, 2019:	$10,944,909	$11,283,934	$6,646,187	$41,541,857	$2,996,129

See Accompanying Notes. (1) See Footnote 1	14

Transamerica Premier Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	TA Managed Risk - Growth ETF Initial Class	TA Morgan Stanley Capital Growth Initial Class	TA Multi-Managed Balanced Initial Class	TA PIMCO Tactical - Balanced Initial Class	TA PIMCO Tactical - Conservative Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$3,522,359	$63,401,145	$124,785,035	$6,615,284	$9,721,335

Investment Income:
Reinvested Dividends	60,723	-	1,720,133	216,972	339,796
Investment Expense:
Mortality and Expense Risk and Administrative Charges	25,045	501,964	969,618	46,052	71,432
Net Investment Income (Loss)	35,678	(501,964)	750,515	170,920	268,364

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	13,013,554	4,711,635	458,395	595,760
Realized Gain (Loss) on Investments	89,991	2,765,411	2,977,140	127,101	112,751
Net Realized Capital Gains (Losses) on Investments	89,991	15,778,965	7,688,775	585,496	708,511
Net Change in Unrealized Appreciation (Depreciation)	(389,625)	(11,655,623)	(13,561,982)	(1,213,979)	(1,525,364)
Net Gain (Loss) on Investment	(299,634)	4,123,342	(5,873,207)	(628,483)	(816,853)

Net Increase (Decrease) in Net Assets Resulting from Operations	(263,956)	3,621,378	(5,122,692)	(457,563)	(548,489)

Increase (Decrease) in Net Assets from Contract Transactions	(69,211)	(1,542,230)	(8,559,072)	(513,423)	341,084

Total Increase (Decrease) in Net Assets	(333,167)	2,079,148	(13,681,764)	(970,986)	(207,405)

Net Assets as of December 31, 2018:	$3,189,192	$65,480,293	$111,103,271	$5,644,298	$9,513,930

Investment Income:
Reinvested Dividends	79,329	-	1,967,094	24,881	35,633
Investment Expense:
Mortality and Expense Risk and Administrative Charges	27,410	523,538	942,240	41,139	73,027
Net Investment Income (Loss)	51,919	(523,538)	1,024,854	(16,258)	(37,394)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	340,179	6,521,332	7,458,183	-	-
Realized Gain (Loss) on Investments	117,019	2,583,408	2,855,819	(5,799)	85,116
Net Realized Capital Gains (Losses) on Investments	457,198	9,104,740	10,314,002	(5,799)	85,116
Net Change in Unrealized Appreciation (Depreciation)	121,218	8,946,383	11,102,784	1,052,397	1,553,240
Net Gain (Loss) on Investment	578,416	18,051,123	21,416,786	1,046,598	1,638,356

Net Increase (Decrease) in Net Assets Resulting from Operations	630,335	17,527,585	22,441,640	1,030,340	1,600,962

Increase (Decrease) in Net Assets from Contract Transactions	223,429	23,509,515	(7,963,515)	(535,669)	(562,771)

Total Increase (Decrease) in Net Assets	853,764	41,037,100	14,478,125	494,671	1,038,191

Net Assets as of December 31, 2019:	$4,042,956	$106,517,393	$125,581,396	$6,138,969	$10,552,121

See Accompanying Notes. (1) See Footnote 1	15

Transamerica Premier Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	TA PIMCO Tactical - Growth Initial Class	TA PIMCO Total Return Initial Class	TA QS Investors Active Asset Allocation - Conservative Initial Class	TA QS Investors Active Asset Allocation - Moderate Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$13,146,326	$24,393,778	$4,174,813	$2,429,683

Investment Income:
Reinvested Dividends	412,354	553,437	80,427	41,784
Investment Expense:
Mortality and Expense Risk and Administrative Charges	95,857	163,494	31,399	19,150
Net Investment Income (Loss)	316,497	389,943	49,028	22,634

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,235,692	109,121	-	-
Realized Gain (Loss) on Investments	269,348	(166,422)	48,215	24,347
Net Realized Capital Gains (Losses) on Investments	1,505,040	(57,301)	48,215	24,347
Net Change in Unrealized Appreciation (Depreciation)	(2,853,828)	(682,106)	(231,550)	(156,957)
Net Gain (Loss) on Investment	(1,348,788)	(739,407)	(183,335)	(132,610)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,032,291)	(349,464)	(134,307)	(109,976)

Increase (Decrease) in Net Assets from Contract Transactions	(856,325)	(2,948,706)	111,487	(37,177)

Total Increase (Decrease) in Net Assets	(1,888,616)	(3,298,170)	(22,820)	(147,153)

Net Assets as of December 31, 2018:	$11,257,710	$21,095,608	$4,151,993	$2,282,530

Investment Income:
Reinvested Dividends	-	526,145	98,697	50,864
Investment Expense:
Mortality and Expense Risk and Administrative Charges	86,377	153,015	31,047	18,319
Net Investment Income (Loss)	(86,377)	373,130	67,650	32,545

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	327,617	167,456
Realized Gain (Loss) on Investments	157,658	375,260	3,519	10,462
Net Realized Capital Gains (Losses) on Investments	157,658	375,260	331,136	177,918
Net Change in Unrealized Appreciation (Depreciation)	2,231,514	630,539	39,149	31,279
Net Gain (Loss) on Investment	2,389,172	1,005,799	370,285	209,197

Net Increase (Decrease) in Net Assets Resulting from Operations	2,302,795	1,378,929	437,935	241,742

Increase (Decrease) in Net Assets from Contract Transactions	(979,462)	(1,478,307)	(159,378)	(6,278)

Total Increase (Decrease) in Net Assets	1,323,333	(99,378)	278,557	235,464

Net Assets as of December 31, 2019:	$12,581,043	$20,996,230	$4,430,550	$2,517,994

See Accompanying Notes. (1) See Footnote 1	16

Transamerica Premier Life Insurance Company

WRL Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019

	TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	TA Small/Mid Cap Value Initial Class	TA T. Rowe Price Small Cap Initial Class	TA WMC US Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$30,221,332	$139,162,267	$57,593,105	$1,009,620,361

Investment Income:
Reinvested Dividends	447,891	1,198,851	-	5,138,239
Investment Expense:
Mortality and Expense Risk and Administrative Charges	215,802	983,288	424,475	8,383,805
Net Investment Income (Loss)	232,089	215,563	(424,475)	(3,245,566)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	12,972,199	3,241,190	88,666,806
Realized Gain (Loss) on Investments	1,131,945	421,598	2,291,169	16,083,486
Net Realized Capital Gains (Losses) on Investments	1,131,945	13,393,797	5,532,359	104,750,292
Net Change in Unrealized Appreciation (Depreciation)	(3,187,579)	(29,073,132)	(8,672,509)	(102,042,923)
Net Gain (Loss) on Investment	(2,055,634)	(15,679,335)	(3,140,150)	2,707,369

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,823,545)	(15,463,772)	(3,564,625)	(538,197)

Increase (Decrease) in Net Assets from Contract Transactions	(2,179,636)	(10,627,062)	(6,906,753)	(65,153,576)

Total Increase (Decrease) in Net Assets	(4,003,181)	(26,090,834)	(10,471,378)	(65,691,773)

Net Assets as of December 31, 2018:	$26,218,151	$113,071,433	$47,121,727	$943,928,588

Investment Income:
Reinvested Dividends	524,197	1,205,324	-	1,467,441
Investment Expense:
Mortality and Expense Risk and Administrative Charges	190,884	859,814	367,049	8,707,262
Net Investment Income (Loss)	333,313	345,510	(367,049)	(7,239,821)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,773,079	9,600,856	6,131,130	95,562,429
Realized Gain (Loss) on Investments	934,450	(1,989,612)	1,510,130	13,707,524
Net Realized Capital Gains (Losses) on Investments	2,707,529	7,611,244	7,641,260	109,269,953
Net Change in Unrealized Appreciation (Depreciation)	(245,310)	18,684,298	7,262,258	257,141,749
Net Gain (Loss) on Investment	2,462,219	26,295,542	14,903,518	366,411,702

Net Increase (Decrease) in Net Assets Resulting from Operations	2,795,532	26,641,052	14,536,469	359,171,881

Increase (Decrease) in Net Assets from Contract Transactions	(1,967,330)	(10,890,569)	(1,851,731)	(56,292,712)

Total Increase (Decrease) in Net Assets	828,202	15,750,483	12,684,738	302,879,169

Net Assets as of December 31, 2019:	$27,046,353	$128,821,916	$59,806,465	$1,246,807,757

See Accompanying Notes. (1) See Footnote 1	17

Transamerica Premier Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2019

1. Organization

WRL Series Life Account (the Separate Account) is a segregated investment account of Transamerica Premier Life Insurance Company (TPLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of the Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TPLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TPLIC’s other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of WRL Financial Freedom Builder, WRL Freedom Elite, WRL Freedom Equity Protector, WRL Freedom Wealth Protector, WRL Freedom Elite Builder, WRL Freedom Elite Builder II, WRL Freedom Elite Advisor, WRL Freedom Excelerator, WRL SP Plus, and WRL For Life.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

AB Variable Products Series Fund	AB Variable Products Series Fund

AB Balanced Wealth Strategy Class B Shares	AB Balanced Wealth Strategy Portfolio Class B Shares

Access One Trust	Access One Trust

Access VP High Yield	Access VP High Yield

Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2

Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Service Class 2

Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2

Fidelity® VIP Index 500 Service Class 2	Fidelity® VIP Index 500 Portfolio Service Class 2

Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust

Franklin Founding Funds Allocation Class 4 Shares	Franklin Founding Funds Allocation Fund Class 4 Shares

ProFunds	ProFunds

ProFund VP Asia 30	ProFund VP Asia 30

ProFund VP Basic Materials	ProFund VP Basic Materials

ProFund VP Bull	ProFund VP Bull

ProFund VP Consumer Services	ProFund VP Consumer Services

ProFund VP Emerging Markets	ProFund VP Emerging Markets

ProFund VP Europe 30	ProFund VP Europe 30

ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar

ProFund VP Financials	ProFund VP Financials

ProFund VP Government Money Market	ProFund VP Government Money Market

ProFund VP International	ProFund VP International

ProFund VP Japan	ProFund VP Japan

ProFund VP Mid-Cap	ProFund VP Mid-Cap

ProFund VP NASDAQ-100	ProFund VP NASDAQ-100

ProFund VP Oil & Gas	ProFund VP Oil & Gas

ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals

ProFund VP Precious Metals	ProFund VP Precious Metals

ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets

ProFund VP Short International	ProFund VP Short International

ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100

ProFund VP Short Small-Cap	ProFund VP Short Small-Cap

ProFund VP Small-Cap	ProFund VP Small-Cap

18

Transamerica Premier Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2019

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

ProFunds	ProFunds

ProFund VP Small-Cap Value	ProFund VP Small-Cap Value

ProFund VP Telecommunications	ProFund VP Telecommunications

ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus

ProFund VP UltraNASDAQ-100	ProFund VP UltraNASDAQ-100

ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap

ProFund VP Utilities	ProFund VP Utilities

Transamerica Series Trust	Transamerica Series Trust

TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class

TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class

TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class

TA BlackRock Global Allocation Initial Class	Transamerica BlackRock Global Allocation VP Initial Class

TA BlackRock Global Real Estate Securities Initial Class	Transamerica BlackRock Global Real Estate Securities VP Initial Class

TA BlackRock Government Money Market Initial Class	Transamerica BlackRock Government Money Market VP Initial Class

TA BlackRock iShares Edge 40 Initial Class	Transamerica BlackRock iShares Edge 40 VP Initial Class

TA BlackRock Tactical Allocation Initial Class	Transamerica BlackRock Tactical Allocation VP Initial Class

TA Greystone International Growth Initial Class	Transamerica Greystone International Growth VP Initial Class

TA Janus Balanced Initial Class	Transamerica Janus Balanced VP Initial Class

TA Janus Mid-Cap Growth Initial Class	Transamerica Janus Mid-Cap Growth VP Initial Class

TA JPMorgan Asset Allocation - Conservative Initial Class	Transamerica JPMorgan Asset Allocation - Conservative VP Initial Class

TA JPMorgan Asset Allocation - Growth Initial Class	Transamerica JPMorgan Asset Allocation - Growth VP Initial Class

TA JPMorgan Asset Allocation - Moderate Initial Class	Transamerica JPMorgan Asset Allocation - Moderate VP Initial Class

TA JPMorgan Asset Allocation - Moderate Growth Initial Class	Transamerica JPMorgan Asset Allocation - Moderate Growth VP Initial Class

TA JPMorgan Core Bond Initial Class	Transamerica JPMorgan Core Bond VP Initial Class

TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class

TA JPMorgan International Moderate Growth Initial Class	Transamerica JPMorgan International Moderate Growth VP Initial Class

TA JPMorgan Mid Cap Value Initial Class	Transamerica JPMorgan Mid Cap Value VP Initial Class

TA JPMorgan Tactical Allocation Initial Class	Transamerica JPMorgan Tactical Allocation VP Initial Class

TA Managed Risk - Balanced ETF Initial Class	Transamerica Managed Risk - Balanced ETF VP Initial Class

TA Managed Risk - Growth ETF Initial Class	Transamerica Managed Risk - Growth ETF VP Initial Class

TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class

TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class

TA PIMCO Tactical - Balanced Initial Class	Transamerica PIMCO Tactical - Balanced VP Initial Class

TA PIMCO Tactical - Conservative Initial Class	Transamerica PIMCO Tactical - Conservative VP Initial Class

TA PIMCO Tactical - Growth Initial Class	Transamerica PIMCO Tactical - Growth VP Initial Class

TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class

TA QS Investors Active Asset Allocation - Conservative Initial Class	Transamerica QS Investors Active Asset Allocation - Conservative VP Initial Class

TA QS Investors Active Asset Allocation - Moderate Initial Class	Transamerica QS Investors Active Asset Allocation - Moderate VP Initial Class

TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP Initial Class

TA Small/Mid Cap Value Initial Class	Transamerica Small/Mid Cap Value VP Initial Class

TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class

TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class

19

Transamerica Premier Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2019

1. Organization (continued)

The following subaccount name changes were made effective during the fiscal year ended December 31, 2019:

Subaccount	Formerly

Franklin Allocation Class 4 Shares	Franklin Founding Funds Allocation Class 4 Shares

TA BlackRock iShares Edge 40 Initial Class	TA BlackRock Smart Beta 40 Initial Class

During the current year the following subaccounts were liquidated and subsequently reinvested:

Reinvested Subaccount	Liquidated Subaccount

TA Morgan Stanley Capital Growth Initial Class	TA Jennison Growth Initial Class

TA WMC US Growth Initial Class	TA Torray Concentrated Growth Initial Class

20

Transamerica Premier Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2019

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable life separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2019.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2019.

21

Transamerica Premier Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2019

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2019 were as follows:

Subaccount	Purchases	Sales

AB Balanced Wealth Strategy Class B Shares	$739,319	$619,430

Access VP High Yield	3,271,849	3,065,877

Fidelity® VIP Contrafund® Service Class 2	3,577,781	2,467,422

Fidelity® VIP Equity-Income Service Class 2	1,598,400	1,758,466

Fidelity® VIP Growth Opportunities Service Class 2	3,760,906	2,114,454

Fidelity® VIP Index 500 Service Class 2	17,134,042	16,787,631

Franklin Allocation Class 4 Shares	623,433	577,794

ProFund VP Asia 30	8,791,869	5,188,465

ProFund VP Basic Materials	1,333,517	1,459,258

ProFund VP Bull	3,208,780	2,269,037

ProFund VP Consumer Services	1,459,163	1,737,812

ProFund VP Emerging Markets	10,275,704	6,682,010

ProFund VP Europe 30	2,200,323	2,498,874

ProFund VP Falling U.S. Dollar	92,661	145,469

ProFund VP Financials	1,226,451	1,499,580

ProFund VP Government Money Market	29,311,080	36,918,014

ProFund VP International	299,732	510,220

ProFund VP Japan	2,440,964	2,495,041

ProFund VP Mid-Cap	4,400,537	5,152,788

ProFund VP NASDAQ-100	19,041,185	17,885,182

ProFund VP Oil & Gas	3,996,459	4,841,922

ProFund VP Pharmaceuticals	1,667,705	1,831,225

ProFund VP Precious Metals	4,763,303	3,824,957

ProFund VP Short Emerging Markets	926,932	1,114,813

ProFund VP Short International	169,497	156,058

ProFund VP Short NASDAQ-100	7,784,662	6,710,253

ProFund VP Short Small-Cap	1,448,458	1,216,064

ProFund VP Small-Cap	2,685,959	974,343

ProFund VP Small-Cap Value	2,600,466	561,034

ProFund VP Telecommunications	287,128	317,028

ProFund VP U.S. Government Plus	4,783,493	4,267,732

ProFund VP UltraNASDAQ-100	24,076,624	27,746,218

ProFund VP UltraSmall-Cap	4,576,527	5,281,196

ProFund VP Utilities	4,495,387	3,497,602

TA Aegon High Yield Bond Initial Class	4,982,468	4,482,643

TA Aegon U.S. Government Securities Initial Class	4,401,348	4,794,736

22

Transamerica Premier Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2019

3. Investments (continued)

Subaccount	Purchases	Sales

TA Barrow Hanley Dividend Focused Initial Class	$22,525,513	$19,197,823

TA BlackRock Global Allocation Initial Class	1,292,497	1,439,223

TA BlackRock Global Real Estate Securities Initial Class	4,380,066	6,688,020

TA BlackRock Government Money Market Initial Class	10,694,830	16,931,821

TA BlackRock iShares Edge 40 Initial Class	820,978	529,280

TA BlackRock Tactical Allocation Initial Class	5,908,339	5,500,824

TA Greystone International Growth Initial Class	12,024,645	8,916,840

TA Janus Balanced Initial Class	3,798,780	2,899,392

TA Janus Mid-Cap Growth Initial Class	41,974,993	50,142,631

TA JPMorgan Asset Allocation - Conservative Initial Class	5,810,889	6,041,005

TA JPMorgan Asset Allocation - Growth Initial Class	82,324,043	67,291,469

TA JPMorgan Asset Allocation - Moderate Initial Class	19,285,504	18,070,523

TA JPMorgan Asset Allocation - Moderate Growth Initial Class	81,019,215	67,672,079

TA JPMorgan Core Bond Initial Class	6,510,796	8,907,177

TA JPMorgan Enhanced Index Initial Class	3,499,231	2,638,808

TA JPMorgan International Moderate Growth Initial Class	2,392,026	1,938,563

TA JPMorgan Mid Cap Value Initial Class	732,526	643,633

TA JPMorgan Tactical Allocation Initial Class	10,205,593	14,309,210

TA Managed Risk - Balanced ETF Initial Class	1,643,500	485,963

TA Managed Risk - Growth ETF Initial Class	1,579,370	963,847

TA Morgan Stanley Capital Growth Initial Class	46,326,169	16,818,847

TA Multi-Managed Balanced Initial Class	13,433,476	12,913,923

TA PIMCO Tactical - Balanced Initial Class	949,389	1,501,314

TA PIMCO Tactical - Conservative Initial Class	2,389,878	2,990,038

TA PIMCO Tactical - Growth Initial Class	2,056,974	3,122,721

TA PIMCO Total Return Initial Class	18,996,193	20,101,368

TA QS Investors Active Asset Allocation - Conservative Initial Class	1,130,846	894,956

TA QS Investors Active Asset Allocation - Moderate Initial Class	702,179	508,453

TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	8,616,054	8,476,979

TA Small/Mid Cap Value Initial Class	24,386,667	25,330,857

TA T. Rowe Price Small Cap Initial Class	19,008,663	15,096,295

TA WMC US Growth Initial Class	122,563,543	90,533,575

23

Transamerica Premier Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

AB Balanced Wealth Strategy Class B Shares	23,056	(29,746)	(6,690)	19,688	(29,556)	(9,868)

Access VP High Yield	186,144	(175,584)	10,560	264,731	(253,433)	11,298

Fidelity® VIP Contrafund® Service Class 2	35,698	(86,450)	(50,752)	63,394	(101,923)	(38,529)

Fidelity® VIP Equity-Income Service Class 2	32,371	(71,925)	(39,554)	53,654	(93,635)	(39,981)

Fidelity® VIP Growth Opportunities Service Class 2	97,939	(70,413)	27,526	76,923	(89,252)	(12,329)

Fidelity® VIP Index 500 Service Class 2	566,836	(594,778)	(27,942)	498,684	(424,935)	73,749

Franklin Allocation Class 4 Shares	20,233	(26,937)	(6,704)	28,544	(34,619)	(6,075)

ProFund VP Asia 30	846,172	(521,545)	324,627	381,110	(771,107)	(389,997)

ProFund VP Basic Materials	106,309	(124,511)	(18,202)	121,736	(236,933)	(115,197)

ProFund VP Bull	143,103	(108,159)	34,944	108,145	(172,612)	(64,467)

ProFund VP Consumer Services	43,441	(57,198)	(13,757)	53,857	(43,892)	9,965

ProFund VP Emerging Markets	1,181,295	(828,078)	353,217	848,392	(1,246,933)	(398,541)

ProFund VP Europe 30	197,949	(224,122)	(26,173)	60,492	(93,810)	(33,318)

ProFund VP Falling U.S. Dollar	14,533	(22,692)	(8,159)	175,706	(175,792)	(86)

ProFund VP Financials	53,676	(89,434)	(35,758)	104,766	(177,310)	(72,544)

ProFund VP Government Money Market	2,991,842	(3,781,840)	(789,998)	3,383,267	(2,419,524)	963,743

ProFund VP International	29,208	(53,607)	(24,399)	159,046	(306,557)	(147,511)

ProFund VP Japan	148,318	(157,313)	(8,995)	45,809	(50,507)	(4,698)

ProFund VP Mid-Cap	232,232	(273,113)	(40,881)	112,855	(117,550)	(4,695)

ProFund VP NASDAQ-100	578,411	(513,585)	64,826	556,917	(527,222)	29,695

ProFund VP Oil & Gas	492,672	(639,706)	(147,034)	492,744	(552,898)	(60,154)

ProFund VP Pharmaceuticals	47,391	(86,842)	(39,451)	62,774	(82,233)	(19,459)

ProFund VP Precious Metals	1,276,089	(1,028,417)	247,672	1,186,730	(1,221,025)	(34,295)

ProFund VP Short Emerging Markets	178,551	(267,307)	(88,756)	360,155	(256,552)	103,603

ProFund VP Short International	35,743	(36,887)	(1,144)	81,419	(76,694)	4,725

ProFund VP Short NASDAQ-100	4,741,428	(4,382,253)	359,175	3,652,899	(2,353,658)	1,299,241

ProFund VP Short Small-Cap	824,755	(712,622)	112,133	768,089	(944,302)	(176,213)

24

Transamerica Premier Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

ProFund VP Small-Cap	139,231	(52,332)	86,899	286,802	(345,126)	(58,324)

ProFund VP Small-Cap Value	126,590	(28,336)	98,254	210,430	(282,396)	(71,966)

ProFund VP Telecommunications	18,816	(22,495)	(3,679)	11,269	(30,667)	(19,398)

ProFund VP U.S. Government Plus	275,239	(248,563)	26,676	261,891	(275,574)	(13,683)

ProFund VP UltraNASDAQ-100	414,480	(488,477)	(73,997)	618,128	(592,815)	25,313

ProFund VP UltraSmall-Cap	185,695	(218,910)	(33,215)	165,175	(180,945)	(15,770)

ProFund VP Utilities	197,945	(174,392)	23,553	173,741	(164,469)	9,272

TA Aegon High Yield Bond Initial Class	213,035	(199,843)	13,192	271,728	(365,788)	(94,060)

TA Aegon U.S. Government Securities Initial Class	323,260	(349,962)	(26,702)	272,490	(418,308)	(145,818)

TA Barrow Hanley Dividend Focused Initial Class	503,053	(691,567)	(188,514)	419,155	(375,119)	44,036

TA BlackRock Global Allocation Initial Class	61,188	(104,379)	(43,191)	96,057	(127,158)	(31,101)

TA BlackRock Global Real Estate Securities Initial Class	229,616	(249,658)	(20,042)	176,074	(245,706)	(69,632)

TA BlackRock Government Money Market Initial Class	823,163	(1,172,341)	(349,178)	2,244,834	(1,765,605)	479,229

TA BlackRock iShares Edge 40 Initial Class	25,659	(30,975)	(5,316)	26,071	(37,297)	(11,226)

TA BlackRock Tactical Allocation Initial Class	196,664	(359,849)	(163,185)	227,177	(376,355)	(149,178)

TA Greystone International Growth Initial Class	405,819	(559,631)	(153,812)	230,455	(518,626)	(288,171)

TA Janus Balanced Initial Class	180,911	(162,316)	18,595	143,937	(184,840)	(40,903)

TA Janus Mid-Cap Growth Initial Class	943,251	(1,439,605)	(496,354)	683,340	(894,657)	(211,317)

TA JPMorgan Asset Allocation - Conservative Initial Class	276,058	(337,959)	(61,901)	320,715	(716,990)	(396,275)

TA JPMorgan Asset Allocation - Growth Initial Class	2,859,418	(3,061,822)	(202,404)	2,447,470	(2,530,514)	(83,044)

TA JPMorgan Asset Allocation - Moderate Initial Class	869,678	(917,962)	(48,284)	952,422	(977,030)	(24,608)

TA JPMorgan Asset Allocation - Moderate Growth Initial Class	3,119,548	(3,256,789)	(137,241)	2,932,230	(2,854,890)	77,340

TA JPMorgan Core Bond Initial Class	338,295	(400,347)	(62,052)	358,313	(284,732)	73,581

TA JPMorgan Enhanced Index Initial Class	86,939	(89,954)	(3,015)	166,009	(185,377)	(19,368)

TA JPMorgan International Moderate Growth Initial Class	100,039	(147,891)	(47,852)	198,955	(278,394)	(79,439)

TA JPMorgan Mid Cap Value Initial Class	2,864	(18,946)	(16,082)	5,937	(21,077)	(15,140)

TA JPMorgan Tactical Allocation Initial Class	538,374	(758,765)	(220,391)	412,684	(283,767)	128,917

25

Transamerica Premier Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

TA Managed Risk - Balanced ETF Initial Class	100,909	(31,504)	69,405	42,780	(60,999)	(18,219)

TA Managed Risk - Growth ETF Initial Class	73,867	(59,405)	14,462	57,425	(61,775)	(4,350)

TA Morgan Stanley Capital Growth Initial Class	1,053,429	(391,556)	661,873	479,034	(487,651)	(8,617)

TA Multi-Managed Balanced Initial Class	188,710	(443,033)	(254,323)	218,700	(488,526)	(269,826)

TA PIMCO Tactical - Balanced Initial Class	66,650	(103,378)	(36,728)	94,449	(129,429)	(34,980)

TA PIMCO Tactical - Conservative Initial Class	185,255	(219,175)	(33,920)	194,080	(161,897)	32,183

TA PIMCO Tactical - Growth Initial Class	160,091	(223,070)	(62,979)	175,832	(228,933)	(53,101)

TA PIMCO Total Return Initial Class	1,282,839	(1,353,056)	(70,217)	561,303	(699,989)	(138,686)

TA QS Investors Active Asset Allocation - Conservative Initial Class	54,150	(67,049)	(12,899)	112,123	(103,779)	8,344

TA QS Investors Active Asset Allocation - Moderate Initial Class	36,374	(37,482)	(1,108)	40,313	(43,108)	(2,795)

TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	467,026	(614,439)	(147,413)	316,839	(484,145)	(167,306)

TA Small/Mid Cap Value Initial Class	618,638	(785,100)	(166,462)	571,543	(659,031)	(87,488)

TA T. Rowe Price Small Cap Initial Class	441,775	(454,209)	(12,434)	654,350	(807,565)	(153,215)

TA WMC US Growth Initial Class	899,197	(2,354,899)	(1,455,702)	682,883	(2,532,164)	(1,849,281)

26

Transamerica Premier Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)

AB Balanced Wealth Strategy Class B Shares	$411,457	$(608,069)	$(196,612)	$356,130	$(606,457)	$(250,327)

Access VP High Yield	3,082,946	(3,049,014)	33,932	4,310,596	(4,194,763)	115,833

Fidelity® VIP Contrafund® Service Class 2	994,027	(2,370,862)	(1,376,835)	1,401,715	(2,783,305)	(1,381,590)

Fidelity® VIP Equity-Income Service Class 2	740,210	(1,713,675)	(973,465)	1,124,120	(2,160,323)	(1,036,203)

Fidelity® VIP Growth Opportunities Service Class 2	2,829,933	(2,072,107)	757,826	1,895,441	(2,084,777)	(189,336)

Fidelity® VIP Index 500 Service Class 2	15,603,761	(16,586,822)	(983,061)	12,453,589	(11,369,334)	1,084,255

Franklin Allocation Class 4 Shares	419,857	(567,860)	(148,003)	477,257	(734,866)	(257,609)

ProFund VP Asia 30	8,797,606	(5,167,870)	3,629,736	4,099,262	(8,297,536)	(4,198,274)

ProFund VP Basic Materials	1,251,838	(1,449,297)	(197,459)	1,564,740	(2,894,789)	(1,330,049)

ProFund VP Bull	3,126,946	(2,250,980)	875,966	2,256,129	(3,529,351)	(1,273,222)

ProFund VP Consumer Services	1,270,780	(1,720,427)	(449,647)	1,497,136	(1,237,257)	259,879

ProFund VP Emerging Markets	10,264,515	(6,649,104)	3,615,411	7,133,579	(10,627,003)	(3,493,424)

ProFund VP Europe 30	2,176,858	(2,494,625)	(317,767)	701,720	(1,027,579)	(325,859)

ProFund VP Falling U.S. Dollar	93,090	(144,690)	(51,600)	1,208,487	(1,187,765)	20,722

ProFund VP Financials	1,005,669	(1,481,477)	(475,808)	1,838,975	(2,682,081)	(843,106)

ProFund VP Government Money Market	29,238,533	(36,872,039)	(7,633,506)	32,842,402	(23,476,311)	9,366,091

ProFund VP International	300,867	(499,878)	(199,011)	1,450,844	(3,217,203)	(1,766,359)

ProFund VP Japan	2,442,333	(2,491,478)	(49,145)	730,569	(793,200)	(62,631)

ProFund VP Mid-Cap	4,406,250	(5,138,613)	(732,363)	2,116,144	(2,214,608)	(98,464)

ProFund VP NASDAQ-100	18,963,942	(17,807,328)	1,156,614	17,313,374	(16,838,160)	475,214

ProFund VP Oil & Gas	3,738,224	(4,818,820)	(1,080,596)	4,222,373	(4,789,328)	(566,955)

ProFund VP Pharmaceuticals	1,015,623	(1,810,081)	(794,458)	1,386,055	(1,765,107)	(379,052)

ProFund VP Precious Metals	4,783,726	(3,804,551)	979,175	3,818,454	(3,941,140)	(122,686)

ProFund VP Short Emerging Markets	886,245	(1,112,655)	(226,410)	1,542,614	(1,156,789)	385,825

ProFund VP Short International	160,718	(154,699)	6,019	297,894	(270,335)	27,559

ProFund VP Short NASDAQ-100	7,786,474	(6,705,937)	1,080,537	5,610,779	(3,508,919)	2,101,860

ProFund VP Short Small-Cap	1,407,767	(1,213,980)	193,787	1,545,598	(1,826,833)	(281,235)

27

Transamerica Premier Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)

ProFund VP Small-Cap	$2,692,784	$(964,678)	$1,728,106	$5,772,276	$(6,603,292)	$(831,016)

ProFund VP Small-Cap Value	2,606,007	(553,353)	2,052,654	4,590,586	(5,756,041)	(1,165,455)

ProFund VP Telecommunications	265,550	(313,840)	(48,290)	158,547	(417,850)	(259,303)

ProFund VP U.S. Government Plus	4,760,819	(4,250,221)	510,598	4,108,305	(4,205,894)	(97,589)

ProFund VP UltraNASDAQ-100	24,174,913	(27,647,137)	(3,472,224)	32,519,616	(29,730,232)	2,789,384

ProFund VP UltraSmall-Cap	4,600,387	(5,254,312)	(653,925)	4,416,584	(4,717,189)	(300,605)

ProFund VP Utilities	4,138,488	(3,479,227)	659,261	3,070,642	(2,811,743)	258,899

TA Aegon High Yield Bond Initial Class	3,941,509	(4,399,349)	(457,840)	5,340,866	(7,575,946)	(2,235,080)

TA Aegon U.S. Government Securities Initial Class	4,285,756	(4,765,229)	(479,473)	3,555,216	(5,702,700)	(2,147,484)

TA Barrow Hanley Dividend Focused Initial Class	11,179,726	(18,831,730)	(7,652,004)	9,150,029	(12,225,837)	(3,075,808)

TA BlackRock Global Allocation Initial Class	842,279	(1,418,898)	(576,619)	1,299,380	(1,704,468)	(405,088)

TA BlackRock Global Real Estate Securities Initial Class	4,102,242	(6,493,407)	(2,391,165)	2,798,490	(6,563,710)	(3,765,220)

TA BlackRock Government Money Market Initial Class	10,152,451	(16,789,451)	(6,637,000)	29,487,211	(21,888,133)	7,599,078

TA BlackRock iShares Edge 40 Initial Class	398,057	(518,441)	(120,384)	379,863	(633,909)	(254,046)

TA BlackRock Tactical Allocation Initial Class	3,026,916	(5,390,742)	(2,363,826)	3,307,886	(5,391,372)	(2,083,486)

TA Greystone International Growth Initial Class	5,987,715	(8,768,157)	(2,780,442)	3,537,674	(8,818,486)	(5,280,812)

TA Janus Balanced Initial Class	3,102,834	(2,850,129)	252,705	2,265,759	(2,945,689)	(679,930)

TA Janus Mid-Cap Growth Initial Class	21,815,894	(47,736,576)	(25,920,682)	14,737,440	(35,558,381)	(20,820,941)

TA JPMorgan Asset Allocation - Conservative Initial Class	4,387,448	(5,930,053)	(1,542,605)	4,762,745	(13,673,222)	(8,910,477)

TA JPMorgan Asset Allocation - Growth Initial Class	50,829,650	(65,822,000)	(14,992,350)	42,425,821	(58,858,714)	(16,432,893)

TA JPMorgan Asset Allocation - Moderate Initial Class	13,885,434	(17,756,363)	(3,870,929)	14,439,815	(20,153,340)	(5,713,525)

TA JPMorgan Asset Allocation - Moderate Growth Initial Class	51,346,695	(66,322,079)	(14,975,384)	47,067,004	(63,973,168)	(16,906,164)

TA JPMorgan Core Bond Initial Class	5,676,381	(8,723,998)	(3,047,617)	5,914,892	(7,213,028)	(1,298,136)

TA JPMorgan Enhanced Index Initial Class	2,260,024	(2,597,905)	(337,881)	4,345,799	(5,078,777)	(732,978)

TA JPMorgan International Moderate Growth Initial Class	1,295,544	(1,894,057)	(598,513)	2,624,359	(3,603,576)	(979,217)

TA JPMorgan Mid Cap Value Initial Class	67,837	(598,345)	(530,508)	135,142	(712,583)	(577,441)

28

Transamerica Premier Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)

TA JPMorgan Tactical Allocation Initial Class	$8,737,476	$(14,091,628)	$(5,354,152)	$6,327,412	$(6,190,361)	$137,051

TA Managed Risk - Balanced ETF Initial Class	1,520,703	(475,048)	1,045,655	629,459	(882,127)	(252,668)

TA Managed Risk - Growth ETF Initial Class	1,171,256	(947,827)	223,429	899,380	(968,591)	(69,211)

TA Morgan Stanley Capital Growth Initial Class	40,001,471	(16,491,956)	23,509,515	16,801,997	(18,344,227)	(1,542,230)

TA Multi-Managed Balanced Initial Class	4,173,929	(12,137,444)	(7,963,515)	4,354,407	(12,913,479)	(8,559,072)

TA PIMCO Tactical - Balanced Initial Class	943,063	(1,478,732)	(535,669)	1,260,451	(1,773,874)	(513,423)

TA PIMCO Tactical - Conservative Initial Class	2,387,511	(2,950,282)	(562,771)	2,425,074	(2,083,990)	341,084

TA PIMCO Tactical - Growth Initial Class	2,097,876	(3,077,338)	(979,462)	2,220,250	(3,076,575)	(856,325)

TA PIMCO Total Return Initial Class	18,521,674	(19,999,981)	(1,478,307)	7,742,618	(10,691,324)	(2,948,706)

TA QS Investors Active Asset Allocation - Conservative Initial Class	718,592	(877,970)	(159,378)	1,413,066	(1,301,579)	111,487

TA QS Investors Active Asset Allocation - Moderate Initial Class	492,275	(498,553)	(6,278)	525,764	(562,941)	(37,177)

TA QS Investors Active Asset Allocation - Moderate Growth Initial Class	6,395,569	(8,362,899)	(1,967,330)	4,395,302	(6,574,938)	(2,179,636)

TA Small/Mid Cap Value Initial Class	13,776,478	(24,667,047)	(10,890,569)	12,442,405	(23,069,467)	(10,627,062)

TA T. Rowe Price Small Cap Initial Class	12,994,054	(14,845,785)	(1,851,731)	18,447,095	(25,353,848)	(6,906,753)

TA WMC US Growth Initial Class	26,368,163	(82,660,875)	(56,292,712)	16,515,411	(81,668,987)	(65,153,576)

29

Transamerica Premier Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2019

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

AB Balanced Wealth Strategy Class B Shares

12/31/2019	112,692	$25.60	to	$21.84	$2,409,940	2.32%	0.00%	to	1.50%	18.20%	to	16.46%

12/31/2018	119,382	21.66	to	18.76	2,234,709	1.69	0.00	to	1.50	(6.41)	to	(7.80)

12/31/2017	129,250	23.14	to	20.34	2,657,289	1.86	0.00	to	1.50	15.62	to	13.92

12/31/2016	140,901	20.02	to	17.86	2,528,013	1.83	0.00	to	1.50	4.44	to	2.90

12/31/2015	143,029	19.17	to	17.35	2,554,505	2.11	0.00	to	1.50	1.29	to	(0.20)
Access VP High Yield

12/31/2019	202,947	22.91	to	19.01	3,781,777	4.93	0.00	to	1.50	12.43	to	10.77

12/31/2018	192,387	20.38	to	17.16	3,304,109	2.63	0.00	to	1.50	(0.61)	to	(2.09)

12/31/2017	181,089	20.50	to	17.53	3,242,904	3.74	0.00	to	1.50	4.79	to	3.25

12/31/2016	201,970	19.56	to	16.98	3,508,714	3.10	0.00	to	1.50	9.00	to	7.39

12/31/2015	172,093	17.95	to	15.81	2,791,841	3.70	0.00	to	1.50	0.15	to	(1.33)
Fidelity® VIP Contrafund® Service Class 2

12/31/2019	821,073	24.79	to	34.05	24,221,196	0.22	0.30	to	0.90	30.88	to	30.10

12/31/2018	871,825	18.94	to	26.17	19,754,892	0.43	0.30	to	0.90	(6.92)	to	(7.48)

12/31/2017	910,354	20.35	to	28.29	22,638,242	0.77	0.30	to	0.90	21.22	to	20.51

12/31/2016	941,893	16.78	to	23.47	20,270,933	0.62	0.30	to	0.90	7.41	to	6.77

12/31/2015	985,254	15.63	to	21.99	20,862,584	0.78	0.30	to	0.90	0.12	to	(0.48)
Fidelity® VIP Equity-Income Service Class 2

12/31/2019	434,957	22.35	to	27.79	10,974,164	1.82	0.30	to	0.90	26.73	to	25.97

12/31/2018	474,511	17.64	to	22.06	9,560,346	2.04	0.30	to	0.90	(8.81)	to	(9.36)

12/31/2017	514,492	19.34	to	24.34	11,550,024	1.48	0.30	to	0.90	12.31	to	11.65

12/31/2016	529,514	17.22	to	21.80	11,037,774	2.18	0.30	to	0.90	17.36	to	16.66

12/31/2015	535,288	14.68	to	18.68	9,857,106	2.90	0.30	to	0.90	(4.52)	to	(5.09)
Fidelity® VIP Growth Opportunities Service Class 2

12/31/2019	414,182	38.82	to	31.43	14,179,766	-	0.30	to	0.90	40.07	to	39.24

12/31/2018	386,656	27.71	to	22.57	9,532,742	0.09	0.30	to	0.90	11.87	to	11.20

12/31/2017	398,985	24.77	to	20.30	8,736,075	0.11	0.30	to	0.90	33.78	to	32.98

12/31/2016	385,655	18.52	to	15.27	6,152,567	0.05	0.30	to	0.90	(0.24)	to	(0.83)

12/31/2015	458,127	18.56	to	15.39	7,155,211	-	0.30	to	0.90	5.03	to	4.40
Fidelity® VIP Index 500 Service Class 2

12/31/2019	1,850,484	29.74	to	26.58	58,103,481	1.78	0.00	to	1.50	31.02	to	29.08

12/31/2018	1,878,426	22.70	to	20.59	45,890,930	1.62	0.00	to	1.50	(4.73)	to	(6.15)

12/31/2017	1,804,677	23.82	to	21.94	47,478,979	1.61	0.00	to	1.50	21.41	to	19.62

12/31/2016	1,575,244	19.62	to	18.34	35,119,328	1.40	0.00	to	1.50	11.58	to	9.94

12/31/2015	1,431,885	17.59	to	16.68	29,355,484	1.82	0.00	to	1.50	1.08	to	(0.41)
Franklin Allocation Class 4 Shares

12/31/2019	102,803	26.21	to	22.36	2,218,133	3.34	0.00	to	1.50	19.56	to	17.79

12/31/2018	109,507	21.93	to	18.99	2,002,167	2.79	0.00	to	1.50	(9.58)	to	(10.92)

12/31/2017	115,582	24.25	to	21.31	2,494,958	2.58	0.00	to	1.50	11.78	to	10.13

12/31/2016	125,006	21.69	to	19.35	2,439,233	3.67	0.00	to	1.50	12.92	to	11.26

12/31/2015	121,175	19.21	to	17.39	2,174,203	2.75	0.00	to	1.50	(6.24)	to	(7.63)
ProFund VP Asia 30

12/31/2019	755,203	11.60	to	11.44	8,314,602	0.19	0.00	to	1.50	26.31	to	24.44

12/31/2018	430,576	9.19	to	9.20	3,704,275	0.40	0.00	to	1.50	(18.59)	to	(19.81)

12/31/2017	820,573	11.28	to	11.47	8,723,348	-	0.00	to	1.50	32.87	to	30.92

12/31/2016	560,320	8.49	to	8.76	4,476,330	1.03	0.00	to	1.50	0.64	to	(0.84)

12/31/2015	435,476	8.44	to	8.83	3,462,185	0.28	0.00	to	1.50	(9.38)	to	(10.72)

30

Transamerica Premier Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2019

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

ProFund VP Basic Materials

12/31/2019	220,118	$13.25	to	$11.34	$2,725,778	0.34%	0.00%	to	1.50%	17.72%	to	15.98%

12/31/2018	238,320	11.25	to	9.77	2,505,171	0.39	0.00	to	1.50	(17.66)	to	(18.88)

12/31/2017	353,517	13.67	to	12.05	4,507,974	0.38	0.00	to	1.50	22.96	to	21.15

12/31/2016	342,923	11.12	to	9.95	3,568,051	0.40	0.00	to	1.50	18.49	to	16.74

12/31/2015	273,931	9.38	to	8.52	2,414,831	0.59	0.00	to	1.50	(13.92)	to	(15.19)
ProFund VP Bull

12/31/2019	202,079	24.18	to	22.09	4,855,492	0.32	0.00	to	1.50	28.88	to	26.98

12/31/2018	167,135	18.76	to	17.40	3,134,335	-	0.00	to	1.50	(6.15)	to	(7.54)

12/31/2017	231,602	19.99	to	18.82	4,665,839	-	0.00	to	1.50	19.34	to	17.58

12/31/2016	331,447	16.75	to	16.01	5,644,107	-	0.00	to	1.50	9.66	to	8.04

12/31/2015	428,545	15.27	to	14.81	6,714,298	-	0.00	to	1.50	(0.46)	to	(1.93)
ProFund VP Consumer Services

12/31/2019	145,291	37.05	to	34.84	4,685,493	-	0.00	to	1.50	24.64	to	22.80

12/31/2018	159,048	29.73	to	28.37	4,177,142	-	0.00	to	1.50	0.62	to	(0.88)

12/31/2017	149,083	29.55	to	28.62	3,954,853	-	0.00	to	1.50	18.37	to	16.62

12/31/2016	163,438	24.96	to	24.54	3,722,987	-	0.00	to	1.50	4.18	to	2.65

12/31/2015	190,269	23.96	to	23.91	4,223,671	-	0.00	to	1.50	4.69	to	3.14
ProFund VP Emerging Markets

12/31/2019	1,172,076	8.98	to	8.49	10,543,054	0.41	0.00	to	1.50	24.23	to	22.40

12/31/2018	818,859	7.23	to	6.93	5,692,807	0.22	0.00	to	1.50	(15.27)	to	(16.53)

12/31/2017	1,217,400	8.54	to	8.31	10,163,614	0.07	0.00	to	1.50	33.26	to	31.29

12/31/2016	717,341	6.41	to	6.33	4,420,456	0.22	0.00	to	1.50	11.01	to	9.37

12/31/2015	461,587	5.77	to	5.78	2,529,081	0.96	0.00	to	1.50	(17.36)	to	(18.59)
ProFund VP Europe 30

12/31/2019	86,170	11.29	to	9.87	938,303	2.37	0.00	to	1.50	17.79	to	16.05

12/31/2018	112,343	9.58	to	8.51	1,043,087	2.52	0.00	to	1.50	(14.13)	to	(15.41)

12/31/2017	145,661	11.16	to	10.06	1,554,182	2.22	0.00	to	1.50	19.71	to	17.95

12/31/2016	123,591	9.32	to	8.53	1,090,839	3.01	0.00	to	1.50	7.81	to	6.22

12/31/2015	136,433	8.65	to	8.03	1,117,414	4.75	0.00	to	1.50	(10.88)	to	(12.20)
ProFund VP Falling U.S. Dollar

12/31/2019	31,372	6.40	to	5.29	192,195	0.05	0.00	to	1.50	(2.34)	to	(3.78)

12/31/2018	39,531	6.55	to	5.50	249,306	-	0.00	to	1.50	(6.31)	to	(7.70)

12/31/2017	39,617	6.99	to	5.96	269,359	-	0.00	to	1.50	8.46	to	6.86

12/31/2016	44,786	6.45	to	5.58	275,533	-	0.00	to	1.50	(5.86)	to	(7.25)

12/31/2015	76,535	6.85	to	6.01	505,042	-	0.00	to	1.50	(10.01)	to	(11.34)
ProFund VP Financials

12/31/2019	259,303	17.14	to	18.52	4,716,020	0.51	0.00	to	1.50	30.27	to	28.35

12/31/2018	295,061	13.15	to	14.43	4,069,052	0.38	0.00	to	1.50	(10.43)	to	(11.76)

12/31/2017	367,605	14.69	to	16.35	5,425,492	0.34	0.00	to	1.50	18.19	to	16.45

12/31/2016	338,073	12.43	to	14.04	4,108,516	0.34	0.00	to	1.50	15.32	to	13.62

12/31/2015	287,364	10.78	to	12.36	2,994,973	0.34	0.00	to	1.50	(1.49)	to	(2.95)
ProFund VP Government Money Market

12/31/2019	1,178,410	10.68	to	8.56	11,493,857	0.78	0.00	to	1.50	0.77	to	(0.72)

12/31/2018	1,968,408	10.60	to	8.62	19,100,813	0.42	0.00	to	1.50	0.42	to	(1.07)

12/31/2017	1,004,665	10.56	to	8.71	9,769,539	0.02	0.00	to	1.50	0.02	to	(1.45)

12/31/2016	1,058,271	10.55	to	8.84	10,369,020	0.02	0.00	to	1.50	0.02	to	(1.45)

12/31/2015	1,630,675	10.55	to	8.97	16,093,644	0.02	0.00	to	1.50	0.02	to	(1.45)
ProFund VP International

12/31/2019	234,501	10.36	to	9.42	2,314,126	0.27	0.00	to	1.50	19.27	to	17.51

12/31/2018	258,900	8.68	to	8.01	2,137,619	-	0.00	to	1.50	(15.76)	to	(17.01)

12/31/2017	406,411	10.31	to	9.66	4,191,633	-	0.00	to	1.50	21.80	to	20.00

12/31/2016	144,517	8.46	to	8.05	1,166,852	-	0.00	to	1.50	(0.93)	to	(2.39)

12/31/2015	162,334	8.54	to	8.24	1,319,773	-	0.00	to	1.50	(3.52)	to	(4.95)

31

Transamerica Premier Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2019

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

ProFund VP Japan

12/31/2019	55,149	$13.80	to	$12.01	$859,504	0.11%	0.00%	to	1.50%	20.00%	to	18.22%

12/31/2018	64,144	11.50	to	10.16	766,064	-	0.00	to	1.50	(11.63)	to	(12.95)

12/31/2017	68,842	13.02	to	11.67	926,938	-	0.00	to	1.50	18.45	to	16.71

12/31/2016	103,751	10.99	to	10.00	1,119,515	-	0.00	to	1.50	0.41	to	(1.07)

12/31/2015	259,368	10.94	to	10.11	2,766,547	-	0.00	to	1.50	5.81	to	4.25
ProFund VP Mid-Cap

12/31/2019	160,109	23.05	to	20.30	3,275,313	0.17	0.00	to	1.50	23.53	to	21.70

12/31/2018	200,990	18.66	to	16.68	3,349,100	-	0.00	to	1.50	(12.86)	to	(14.16)

12/31/2017	205,685	21.42	to	19.43	3,998,852	-	0.00	to	1.50	13.43	to	11.76

12/31/2016	391,109	18.88	to	17.39	6,758,644	-	0.00	to	1.50	18.19	to	16.44

12/31/2015	204,135	15.97	to	14.93	3,034,728	-	0.00	to	1.50	(4.45)	to	(5.86)
ProFund VP NASDAQ-100

12/31/2019	535,387	45.16	to	36.83	21,186,505	-	0.00	to	1.50	36.70	to	34.68

12/31/2018	470,561	33.04	to	27.35	14,347,955	-	0.00	to	1.50	(1.87)	to	(3.33)

12/31/2017	440,866	33.67	to	28.29	14,214,808	-	0.00	to	1.50	30.37	to	28.45

12/31/2016	397,360	25.82	to	22.02	10,123,687	-	0.00	to	1.50	5.26	to	3.70

12/31/2015	445,017	24.53	to	21.24	10,857,808	-	0.00	to	1.50	7.45	to	5.87
ProFund VP Oil & Gas

12/31/2019	721,703	8.08	to	6.30	5,415,783	1.42	0.00	to	1.50	8.51	to	6.91

12/31/2018	868,737	7.44	to	5.89	6,013,987	1.72	0.00	to	1.50	(20.22)	to	(21.41)

12/31/2017	928,891	9.33	to	7.49	8,081,643	1.27	0.00	to	1.50	(3.17)	to	(4.60)

12/31/2016	960,671	9.64	to	7.85	8,659,629	1.41	0.00	to	1.50	24.18	to	22.35

12/31/2015	900,764	7.76	to	6.42	6,554,109	0.62	0.00	to	1.50	(23.37)	to	(24.51)
ProFund VP Pharmaceuticals

12/31/2019	220,283	24.71	to	22.21	5,017,336	0.85	0.00	to	1.50	14.04	to	12.36

12/31/2018	259,734	21.67	to	19.77	5,199,084	1.07	0.00	to	1.50	(6.20)	to	(7.59)

12/31/2017	279,193	23.10	to	21.39	5,994,460	0.95	0.00	to	1.50	10.36	to	8.73

12/31/2016	345,205	20.94	to	19.67	6,749,993	0.94	0.00	to	1.50	(3.73)	to	(5.15)

12/31/2015	455,798	21.75	to	20.74	9,303,317	0.48	0.00	to	1.50	4.44	to	2.90
ProFund VP Precious Metals

12/31/2019	1,720,769	4.88	to	4.42	7,763,794	0.03	0.00	to	1.50	45.98	to	43.82

12/31/2018	1,473,097	3.34	to	3.07	4,574,070	-	0.00	to	1.50	(13.47)	to	(14.76)

12/31/2017	1,507,392	3.86	to	3.61	5,439,646	-	0.00	to	1.50	5.28	to	3.73

12/31/2016	1,777,677	3.67	to	3.48	6,099,905	-	0.00	to	1.50	55.81	to	53.52

12/31/2015	1,280,202	2.35	to	2.26	2,835,371	-	0.00	to	1.50	(32.85)	to	(33.85)
ProFund VP Short Emerging Markets

12/31/2019	95,356	3.09	to	2.42	352,353	0.45	0.00	to	1.50	(20.99)	to	(22.16)

12/31/2018	184,112	3.92	to	3.11	744,822	-	0.00	to	1.50	12.59	to	10.91

12/31/2017	80,509	3.48	to	2.81	288,783	-	0.00	to	1.50	(27.84)	to	(28.91)

12/31/2016	186,560	4.82	to	3.95	947,222	-	0.00	to	1.50	(16.24)	to	(17.48)

12/31/2015	122,578	5.75	to	4.78	724,605	-	0.00	to	1.50	11.52	to	9.87
ProFund VP Short International

12/31/2019	82,689	3.47	to	2.73	293,102	0.52	0.00	to	1.50	(17.42)	to	(18.64)

12/31/2018	83,833	4.20	to	3.36	351,032	-	0.00	to	1.50	15.47	to	13.76

12/31/2017	79,108	3.63	to	2.95	278,713	-	0.00	to	1.50	(20.64)	to	(21.81)

12/31/2016	128,281	4.58	to	3.78	560,218	-	0.00	to	1.50	(5.90)	to	(7.28)

12/31/2015	95,098	4.87	to	4.07	439,797	-	0.00	to	1.50	(3.78)	to	(5.20)
ProFund VP Short NASDAQ-100

12/31/2019	2,249,113	1.01	to	0.87	3,618,259	0.07	0.00	to	1.50	(28.06)	to	(29.12)

12/31/2018	1,889,938	1.40	to	1.23	2,986,569	-	0.00	to	1.50	(2.89)	to	(4.33)

12/31/2017	590,697	1.44	to	1.29	870,919	-	0.00	to	1.50	(25.25)	to	(26.35)

12/31/2016	596,809	1.93	to	1.75	1,126,767	-	0.00	to	1.50	(10.06)	to	(11.39)

12/31/2015	362,766	2.15	to	1.97	750,478	-	0.00	to	1.50	(13.04)	to	(14.33)

32

Transamerica Premier Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2019

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

ProFund VP Short Small-Cap

12/31/2019	326,282	$1.64	to	$1.20	$513,284	0.10%	0.00%	to	1.50%	(20.78	) %	to	(21.96	) %

12/31/2018	214,149	2.07	to	1.54	426,579	-	0.00	to	1.50	10.39		to	8.75

12/31/2017	390,362	1.88	to	1.42	667,558	-	0.00	to	1.50	(14.20)		to	(15.47)

12/31/2016	500,897	2.19	to	1.68	1,051,128	-	0.00	to	1.50	(21.60)		to	(22.75)

12/31/2015	263,480	2.79	to	2.17	619,952	-	0.00	to	1.50	(0.82)		to	(2.29)
ProFund VP Small-Cap

12/31/2019	223,149	21.04	to	20.17	4,438,418	-	0.00	to	1.50	23.60		to	21.78

12/31/2018	136,250	17.02	to	16.56	2,243,155	-	0.00	to	1.50	(12.89)		to	(14.19)

12/31/2017	194,574	19.54	to	19.30	3,732,484	-	0.00	to	1.50	12.43		to	10.77

12/31/2016	437,377	17.38	to	17.43	7,507,148	-	0.00	to	1.50	19.68		to	17.92

12/31/2015	244,845	14.53	to	14.78	3,577,901	-	0.00	to	1.50	(6.21)		to	(7.59)
ProFund VP Small-Cap Value

12/31/2019	192,718	23.65	to	21.73	4,055,740	-	0.00	to	1.50	22.56		to	20.75

12/31/2018	94,464	19.29	to	18.00	1,648,295	-	0.00	to	1.50	(14.21)		to	(15.49)

12/31/2017	166,430	22.49	to	21.29	3,418,360	0.01	0.00	to	1.50	9.71		to	8.09

12/31/2016	386,675	20.50	to	19.70	7,280,442	-	0.00	to	1.50	28.77		to	26.88

12/31/2015	136,649	15.92	to	15.53	2,027,849	-	0.00	to	1.50	(8.28)		to	(9.63)
ProFund VP Telecommunications

12/31/2019	49,609	15.23	to	13.65	714,412	3.24	0.00	to	1.50	14.77		to	13.07

12/31/2018	53,288	13.27	to	12.07	668,160	5.55	0.00	to	1.50	(15.10)		to	(16.37)

12/31/2017	72,686	15.63	to	14.44	1,069,305	4.01	0.00	to	1.50	(2.12)		to	(3.57)

12/31/2016	168,362	15.97	to	14.97	2,521,360	1.86	0.00	to	1.50	21.65		to	19.86

12/31/2015	83,864	13.12	to	12.49	1,037,938	1.53	0.00	to	1.50	1.52		to	0.02
ProFund VP U.S. Government Plus

12/31/2019	229,830	20.65	to	17.23	4,294,581	0.83	0.00	to	1.50	18.22		to	16.47

12/31/2018	203,154	17.46	to	14.80	3,231,995	0.94	0.00	to	1.50	(5.42)		to	(6.83)

12/31/2017	216,837	18.46	to	15.88	3,673,437	0.43	0.00	to	1.50	9.49		to	7.87

12/31/2016	394,826	16.86	to	14.72	6,160,130	-	0.00	to	1.50	(0.31)		to	(1.78)

12/31/2015	256,958	16.92	to	14.99	4,052,870	-	0.00	to	1.50	(5.64)		to	(7.04)
ProFund VP UltraNASDAQ-100

12/31/2019	487,770	75.65	to	68.89	35,807,599	-	-	to	1.50	79.13		to	77.01

12/31/2018	561,767	42.13	to	38.92	23,124,940	-	0.30	to	1.50	(9.90)		to	(10.98)

12/31/2017	536,454	46.76	to	43.72	24,476,044	-	0.30	to	1.50	67.83		to	65.85

12/31/2016	445,062	27.86	to	26.36	12,124,081	-	0.30	to	1.50	8.30		to	7.02

12/31/2015	617,642	25.73	to	24.63	15,594,241	-	0.30	to	1.50	13.26		to	11.92
ProFund VP UltraSmall-Cap

12/31/2019	285,041	28.49	to	27.65	7,932,380	-	0.00	to	1.50	47.33		to	45.15

12/31/2018	318,256	19.34	to	19.05	5,975,141	-	0.00	to	1.50	(26.95)		to	(28.04)

12/31/2017	334,026	26.47	to	26.47	8,487,733	-	0.00	to	1.50	25.20		to	23.35

12/31/2016	374,082	21.14	to	21.46	7,577,278	-	0.00	to	1.50	39.59		to	37.53

12/31/2015	395,475	15.15	to	15.60	5,703,293	-	0.00	to	1.50	(12.97)		to	(14.26)
ProFund VP Utilities

12/31/2019	291,707	22.36	to	18.10	6,306,424	1.55	0.00	to	1.50	22.88		to	21.06

12/31/2018	268,154	18.20	to	14.95	4,679,004	1.99	0.00	to	1.50	2.89		to	1.36

12/31/2017	258,882	17.69	to	14.75	4,365,893	2.03	0.00	to	1.50	10.64		to	9.01

12/31/2016	397,813	15.99	to	13.53	6,006,825	1.62	0.00	to	1.50	15.07		to	13.38

12/31/2015	247,102	13.89	to	11.93	3,258,508	2.08	0.00	to	1.50	(6.40)		to	(7.79)
TA Aegon High Yield Bond Initial Class

12/31/2019	827,671	23.42	to	19.22	18,060,264	6.30	0.00	to	1.50	14.21		to	12.53

12/31/2018	814,479	20.51	to	17.08	16,374,808	6.03	0.00	to	1.50	(2.35)		to	(3.80)

12/31/2017	908,539	21.00	to	17.76	19,145,546	5.93	0.00	to	1.50	7.44		to	5.86

12/31/2016	922,333	19.55	to	16.77	18,909,800	5.86	0.00	to	1.50	15.34		to	13.64

12/31/2015	744,419	16.95	to	14.76	14,024,320	5.88	0.00	to	1.50	(4.22)		to	(5.64)

33

Transamerica Premier Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2019

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA Aegon U.S. Government Securities Initial Class

12/31/2019	450,314	$15.93	to	$12.36	$6,373,858	1.89%	0.00%	to	1.50%	6.60%	to	5.03%

12/31/2018	477,016	14.95	to	11.77	6,445,842	2.91	0.00	to	1.50	0.26	to	(1.23)

12/31/2017	622,834	14.91	to	11.92	8,651,009	3.74	0.00	to	1.50	2.66	to	1.14

12/31/2016	582,207	14.52	to	11.78	8,268,214	0.66	0.00	to	1.50	0.30	to	(1.18)

12/31/2015	610,031	14.48	to	11.92	8,753,320	2.12	0.00	to	1.50	0.10	to	(1.38)
TA Barrow Hanley Dividend Focused Initial Class

12/31/2019	2,125,815	21.38	to	18.94	68,676,965	2.40	0.00	to	1.50	23.91	to	22.08

12/31/2018	2,314,329	17.25	to	15.51	62,532,917	2.14	0.00	to	1.50	(11.50)	to	(12.82)

12/31/2017	2,270,293	19.49	to	17.79	74,360,907	2.32	0.00	to	1.50	16.43	to	14.71

12/31/2016	2,280,104	16.74	to	15.51	68,871,227	2.12	0.00	to	1.50	14.91	to	13.22

12/31/2015	2,357,254	14.57	to	13.70	66,699,906	1.85	0.00	to	1.50	(3.59)	to	(5.02)
TA BlackRock Global Allocation Initial Class

12/31/2019	394,579	15.19	to	13.68	5,779,374	1.91	-	to	1.50	17.85	to	16.46

12/31/2018	437,770	12.86	to	11.75	5,454,596	2.20	0.30	to	1.50	(7.68)	to	(8.78)

12/31/2017	468,871	13.93	to	12.88	6,348,837	2.00	0.30	to	1.50	13.41	to	12.07

12/31/2016	497,686	12.28	to	11.49	5,948,994	0.98	0.30	to	1.50	4.62	to	3.39

12/31/2015	541,955	11.74	to	11.11	6,219,680	2.95	0.30	to	1.50	(1.29)	to	(2.46)
TA BlackRock Global Real Estate Securities Initial Class

12/31/2019	1,629,517	15.64	to	15.18	41,010,845	0.90	0.00	to	1.50	25.19	to	23.34

12/31/2018	1,649,559	12.49	to	12.31	35,023,934	8.62	0.00	to	1.50	(10.09)	to	(11.43)

12/31/2017	1,719,191	13.89	to	13.90	43,179,257	3.64	0.00	to	1.50	11.32	to	9.68

12/31/2016	1,748,145	12.48	to	12.67	43,864,350	1.75	0.00	to	1.50	0.62	to	(0.86)

12/31/2015	1,731,597	12.40	to	12.78	48,016,426	4.40	0.00	to	1.50	(0.60)	to	(2.07)
TA BlackRock Government Money Market Initial Class

12/31/2019	2,233,056	11.27	to	8.85	30,217,624	1.96	0.00	to	1.50	1.97	to	0.47

12/31/2018	2,582,234	11.05	to	8.81	36,454,670	1.82	0.00	to	1.50	1.81	to	0.29

12/31/2017	2,103,005	10.86	to	8.78	28,500,890	0.01	0.00	to	1.50	0.01	to	(1.47)

12/31/2016	2,421,818	10.86	to	8.91	35,815,432	0.01	0.00	to	1.50	0.01	to	(1.47)

12/31/2015	2,289,766	10.86	to	9.04	36,829,733	0.01	0.00	to	1.50	0.01	to	(1.47)
TA BlackRock iShares Edge 40 Initial Class

12/31/2019	165,466	16.73	to	12.74	2,874,315	2.23	0.00	to	1.50	15.31	to	13.60

12/31/2018	170,782	14.51	to	11.21	2,620,516	1.91	0.00	to	1.50	(4.14)	to	(5.56)

12/31/2017	182,008	15.13	to	11.87	3,013,996	1.75	0.00	to	1.50	9.74	to	8.13

12/31/2016	197,400	13.79	to	10.98	3,092,227	1.47	0.00	to	1.50	2.22	to	0.72

12/31/2015	203,856	13.49	to	10.90	3,288,538	1.24	0.00	to	1.50	(0.08)	to	(1.55)
TA BlackRock Tactical Allocation Initial Class

12/31/2019	1,596,129	16.79	to	14.90	25,483,831	4.10	0.00	to	1.50	17.43	to	15.69

12/31/2018	1,759,314	14.30	to	12.88	24,034,351	2.02	0.00	to	1.50	(4.21)	to	(5.64)

12/31/2017	1,908,492	14.93	to	13.65	27,366,726	2.69	0.00	to	1.50	12.02	to	10.37

12/31/2016	2,075,714	13.33	to	12.36	26,720,762	3.90	0.00	to	1.50	5.16	to	3.61

12/31/2015	2,204,740	12.67	to	11.93	27,165,866	2.87	-	to	1.50	0.06	to	(1.42)
TA Greystone International Growth Initial Class

12/31/2019	2,140,122	15.75	to	14.62	36,425,138	1.62	0.00	to	1.50	27.68	to	25.80

12/31/2018	2,293,934	12.34	to	11.62	31,067,991	1.21	0.00	to	1.50	(17.70)	to	(18.93)

12/31/2017	2,582,105	14.99	to	14.34	43,373,061	1.39	0.00	to	1.50	27.24	to	25.37

12/31/2016	2,430,919	11.78	to	11.43	33,839,961	1.51	0.00	to	1.50	0.08	to	(1.40)

12/31/2015	2,506,005	11.77	to	11.60	37,962,670	1.68	0.00	to	1.50	0.08	to	(1.40)
TA Janus Balanced Initial Class

12/31/2019	702,584	20.85	to	17.83	13,105,025	1.59	0.00	to	1.50	22.08	to	20.28

12/31/2018	683,989	17.08	to	14.82	10,568,133	1.65	0.00	to	1.50	0.22	to	(1.27)

12/31/2017	724,892	17.04	to	15.01	11,305,225	1.58	0.00	to	1.50	17.05	to	15.32

12/31/2016	715,770	14.56	to	13.02	9,685,373	1.22	0.00	to	1.50	4.33	to	2.79

12/31/2015	759,586	13.95	to	12.67	9,971,177	0.91	0.00	to	1.50	0.34	to	(1.14)

34

Transamerica Premier Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2019

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA Janus Mid-Cap Growth Initial Class

12/31/2019	8,475,626	$33.81	to	$25.72	$395,731,444	0.07%	0.00%	to	1.50%	36.71%	to	34.69%

12/31/2018	8,971,980	24.73	to	19.09	312,172,498	0.06	0.00	to	1.50	(1.22)	to	(2.69)

12/31/2017	9,183,297	25.03	to	19.62	337,913,344	0.10	0.00	to	1.50	29.01	to	27.11

12/31/2016	9,076,020	19.40	to	15.44	282,519,239	-	0.00	to	1.50	(2.04)	to	(3.49)

12/31/2015	8,691,872	19.81	to	15.99	317,339,375	-	0.00	to	1.50	(5.03)	to	(6.44)
TA JPMorgan Asset Allocation - Conservative Initial Class

12/31/2019	1,349,901	18.23	to	14.86	24,659,624	2.56	0.00	to	1.50	13.90	to	12.22

12/31/2018	1,411,802	16.00	to	13.24	23,252,229	1.90	0.00	to	1.50	(3.98)	to	(5.41)

12/31/2017	1,808,077	16.66	to	14.00	33,444,895	2.07	0.00	to	1.50	12.81	to	11.15

12/31/2016	1,828,993	14.77	to	12.59	31,056,638	2.03	0.00	to	1.50	4.62	to	3.08

12/31/2015	1,928,238	14.12	to	12.22	32,182,847	2.24	0.00	to	1.50	(1.96)	to	(3.41)
TA JPMorgan Asset Allocation - Growth Initial Class

12/31/2019	14,617,957	20.58	to	17.71	313,982,504	1.72	0.00	to	1.50	26.05	to	24.19

12/31/2018	14,820,361	16.33	to	14.26	263,807,775	1.88	0.00	to	1.50	(10.39)	to	(11.73)

12/31/2017	14,903,405	18.22	to	16.16	312,891,018	1.45	0.00	to	1.50	24.63	to	22.80

12/31/2016	14,967,195	14.62	to	13.16	264,735,115	2.18	0.00	to	1.50	6.08	to	4.51

12/31/2015	15,502,585	13.78	to	12.59	269,244,867	1.64	0.00	to	1.50	(1.93)	to	(3.38)
TA JPMorgan Asset Allocation - Moderate Initial Class

12/31/2019	3,883,875	19.58	to	16.02	73,482,650	2.18	0.00	to	1.50	16.42	to	14.70

12/31/2018	3,932,159	16.82	to	13.96	67,106,795	1.74	0.00	to	1.50	(5.13)	to	(6.54)

12/31/2017	3,956,767	17.73	to	14.94	76,977,415	1.86	0.00	to	1.50	16.47	to	14.75

12/31/2016	4,086,087	15.22	to	13.02	71,525,376	2.20	0.00	to	1.50	5.56	to	4.01

12/31/2015	4,313,192	14.42	to	12.52	73,628,323	2.01	0.00	to	1.50	(2.23)	to	(3.67)
TA JPMorgan Asset Allocation - Moderate Growth Initial Class

12/31/2019	15,058,363	20.03	to	16.88	299,769,826	2.18	0.00	to	1.50	20.01	to	18.24

12/31/2018	15,195,604	16.69	to	14.28	265,001,910	1.87	0.00	to	1.50	(7.07)	to	(8.45)

12/31/2017	15,118,264	17.96	to	15.60	304,126,820	1.72	0.00	to	1.50	19.77	to	18.01

12/31/2016	15,259,736	15.00	to	13.22	269,751,359	2.03	0.00	to	1.50	6.55	to	4.98

12/31/2015	15,834,085	14.08	to	12.59	272,495,299	2.19	0.00	to	1.50	(2.23)	to	(3.68)
TA JPMorgan Core Bond Initial Class

12/31/2019	1,399,936	18.25	to	14.00	34,000,646	2.59	0.00	to	1.50	8.53	to	6.92

12/31/2018	1,461,988	16.82	to	13.09	34,423,020	3.26	0.00	to	1.50	0.08	to	(1.41)

12/31/2017	1,388,407	16.81	to	13.28	35,983,696	2.91	0.00	to	1.50	3.66	to	2.14

12/31/2016	1,437,967	16.21	to	13.00	40,055,708	2.17	0.00	to	1.50	2.39	to	0.88

12/31/2015	1,234,740	15.83	to	12.89	37,344,012	2.00	0.00	to	1.50	0.61	to	(0.87)
TA JPMorgan Enhanced Index Initial Class

12/31/2019	352,818	29.79	to	27.00	10,944,909	1.18	0.00	to	1.50	31.03	to	29.10

12/31/2018	355,833	22.73	to	20.91	8,703,767	1.05	0.00	to	1.50	(6.01)	to	(7.41)

12/31/2017	375,201	24.19	to	22.59	10,203,033	0.59	0.00	to	1.50	21.15	to	19.37

12/31/2016	351,180	19.96	to	18.92	8,082,798	0.40	0.00	to	1.50	11.35	to	9.71

12/31/2015	402,793	17.93	to	17.25	8,472,411	0.94	0.00	to	1.50	(0.07)	to	(1.55)
TA JPMorgan International Moderate Growth Initial Class

12/31/2019	819,530	15.47	to	12.67	11,283,934	2.33	0.00	to	1.50	17.77	to	16.03

12/31/2018	867,382	13.13	to	10.92	10,202,855	2.37	0.00	to	1.50	(11.58)	to	(12.90)

12/31/2017	946,821	14.85	to	12.54	12,670,600	1.83	0.00	to	1.50	21.78	to	19.99

12/31/2016	979,021	12.20	to	10.45	10,835,853	2.10	0.00	to	1.50	1.22	to	(0.27)

12/31/2015	1,011,083	12.05	to	10.48	11,146,400	1.96	0.00	to	1.50	(1.64)	to	(3.09)
TA JPMorgan Mid Cap Value Initial Class

12/31/2019	187,027	24.72	to	43.66	6,646,187	1.39	0.00	to	0.90	25.83	to	25.08

12/31/2018	203,109	19.60	to	34.91	5,759,797	0.86	0.30	to	0.90	(12.07)	to	(12.60)

12/31/2017	218,249	22.29	to	39.94	7,157,522	0.78	0.30	to	0.90	13.14	to	12.46

12/31/2016	236,161	19.70	to	35.51	7,277,280	2.08	0.30	to	0.90	14.25	to	13.57

12/31/2015	252,964	17.24	to	31.27	7,312,430	0.87	0.30	to	0.90	(3.03)	to	(3.60)

35

Transamerica Premier Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2019

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA JPMorgan Tactical Allocation Initial Class

12/31/2019	1,953,351	$15.54	to	$12.30	$41,541,857	2.36%	0.00%	to	1.50%	12.18%	to	10.52%

12/31/2018	2,173,742	13.86	to	11.13	42,293,856	2.23	0.00	to	1.50	(2.94)	to	(4.38)

12/31/2017	2,044,825	14.27	to	11.64	43,708,710	1.84	0.00	to	1.50	8.75	to	7.15

12/31/2016	1,962,394	13.13	to	10.86	43,892,286	1.35	0.00	to	1.50	4.46	to	2.92

12/31/2015	2,083,125	12.57	to	10.55	49,165,930	1.26	0.00	to	1.50	(0.11)	to	(1.58)
TA Managed Risk - Balanced ETF Initial Class

12/31/2019	185,551	17.91	to	15.98	2,996,129	2.53	0.00	to	1.50	15.92	to	14.21

12/31/2018	116,146	15.45	to	13.99	1,631,149	1.77	0.00	to	1.50	(4.33)	to	(5.75)

12/31/2017	134,365	16.15	to	14.85	1,980,672	1.81	0.00	to	1.50	13.72	to	12.04

12/31/2016	110,976	14.20	to	13.25	1,460,057	1.89	0.00	to	1.50	3.94	to	2.41

12/31/2015	103,015	13.66	to	12.94	1,313,571	1.38	0.00	to	1.50	(1.50)	to	(2.95)
TA Managed Risk - Growth ETF Initial Class

12/31/2019	234,232	18.91	to	17.25	4,042,956	2.10	0.00	to	1.50	19.74	to	17.97

12/31/2018	219,770	15.79	to	14.62	3,189,192	1.81	0.00	to	1.50	(6.99)	to	(8.37)

12/31/2017	224,120	16.98	to	15.96	3,522,359	1.89	0.00	to	1.50	18.78	to	17.03

12/31/2016	267,686	14.30	to	13.63	3,564,335	1.92	0.00	to	1.50	4.97	to	3.42

12/31/2015	360,027	13.62	to	13.18	4,601,357	1.64	0.00	to	1.50	(3.17)	to	(4.60)
TA Morgan Stanley Capital Growth Initial Class

12/31/2019	2,574,775	38.92	to	35.25	106,517,393	-	0.00	to	1.50	23.74	to	21.91

12/31/2018	1,912,902	31.45	to	28.92	65,480,293	-	0.00	to	1.50	6.68	to	5.10

12/31/2017	1,921,519	29.48	to	27.52	63,401,145	-	0.00	to	1.50	43.59	to	41.48

12/31/2016	1,695,157	20.53	to	19.45	42,402,687	-	0.00	to	1.50	(2.26)	to	(3.70)

12/31/2015	1,796,549	21.01	to	20.20	51,149,612	-	0.00	to	1.50	11.79	to	10.14
TA Multi-Managed Balanced Initial Class

12/31/2019	4,222,210	27.15	to	22.24	125,581,396	1.64	0.00	to	1.50	21.77	to	19.97

12/31/2018	4,476,533	22.30	to	18.54	111,103,271	1.42	0.00	to	1.50	(3.66)	to	(5.09)

12/31/2017	4,746,359	23.14	to	19.54	124,785,035	0.85	0.00	to	1.50	14.14	to	12.45

12/31/2016	4,932,676	20.28	to	17.37	117,567,654	0.96	0.00	to	1.50	7.87	to	6.28

12/31/2015	5,184,106	18.80	to	16.34	117,750,424	1.37	0.00	to	1.50	0.21	to	(1.27)
TA PIMCO Tactical - Balanced Initial Class

12/31/2019	402,997	17.00	to	14.51	6,138,969	0.42	0.00	to	1.50	19.90	to	18.13

12/31/2018	439,725	14.18	to	12.28	5,644,298	3.46	0.00	to	1.50	(6.75)	to	(8.13)

12/31/2017	474,705	15.21	to	13.37	6,615,284	0.53	0.00	to	1.50	12.42	to	10.76

12/31/2016	510,821	13.53	to	12.07	6,408,762	0.51	0.00	to	1.50	5.65	to	4.09

12/31/2015	546,907	12.80	to	11.59	6,578,349	-	0.00	to	1.50	(2.27)	to	(3.72)
TA PIMCO Tactical - Conservative Initial Class

12/31/2019	743,974	16.04	to	13.69	10,552,121	0.35	0.00	to	1.50	17.86	to	16.12

12/31/2018	777,894	13.61	to	11.79	9,513,930	3.53	0.00	to	1.50	(4.92)	to	(6.33)

12/31/2017	745,711	14.32	to	12.59	9,721,335	1.48	0.00	to	1.50	10.70	to	9.07

12/31/2016	776,246	12.93	to	11.54	9,288,937	0.59	0.00	to	1.50	5.22	to	3.67

12/31/2015	830,914	12.29	to	11.13	9,582,563	0.39	0.00	to	1.50	(1.77)	to	(3.22)
TA PIMCO Tactical - Growth Initial Class

12/31/2019	853,922	16.94	to	14.45	12,581,043	-	0.00	to	1.50	21.97	to	20.17

12/31/2018	916,901	13.88	to	12.02	11,257,710	3.25	0.00	to	1.50	(7.49)	to	(8.87)

12/31/2017	970,002	15.01	to	13.19	13,146,326	0.61	0.00	to	1.50	15.13	to	13.44

12/31/2016	1,008,345	13.04	to	11.63	12,091,793	-	0.00	to	1.50	5.09	to	3.54

12/31/2015	1,065,236	12.41	to	11.23	12,341,887	-	0.00	to	1.50	(3.16)	to	(4.60)
TA PIMCO Total Return Initial Class

12/31/2019	1,309,198	18.02	to	13.99	20,996,230	2.34	0.00	to	1.50	8.41	to	6.81

12/31/2018	1,379,415	16.63	to	13.09	21,095,608	2.52	0.00	to	1.50	(0.65)	to	(2.13)

12/31/2017	1,518,101	16.74	to	13.38	24,393,778	-	0.00	to	1.50	4.88	to	3.34

12/31/2016	1,462,201	15.96	to	12.95	23,475,769	2.34	0.00	to	1.50	2.71	to	1.20

12/31/2015	1,418,569	15.53	to	12.79	22,905,154	2.83	0.00	to	1.50	0.69	to	(0.80)

36

Transamerica Premier Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2019

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA QS Investors Active Asset Allocation - Conservative Initial Class

12/31/2019	324,549	$14.70	to	$12.73	$4,430,550	2.27%	0.00%	to	1.50%	11.47%	to	9.82%

12/31/2018	337,448	13.19	to	11.59	4,151,993	1.93	0.00	to	1.50	(2.61)	to	(4.05)

12/31/2017	329,104	13.54	to	12.08	4,174,813	1.95	0.00	to	1.50	11.92	to	10.27

12/31/2016	365,468	12.10	to	10.96	4,166,203	1.48	0.00	to	1.50	2.87	to	1.36

12/31/2015	382,954	11.76	to	10.81	4,268,573	1.09	0.00	to	1.50	(2.13)	to	(3.58)
TA QS Investors Active Asset Allocation - Moderate Initial Class

12/31/2019	180,588	14.51	to	13.05	2,517,994	2.10	-	to	1.50	11.10	to	9.79

12/31/2018	181,696	13.03	to	11.89	2,282,530	1.75	0.30	to	1.50	(4.27)	to	(5.40)

12/31/2017	184,491	13.61	to	12.57	2,429,683	1.71	0.30	to	1.50	15.36	to	14.00

12/31/2016	219,017	11.79	to	11.03	2,512,939	1.46	0.30	to	1.50	2.13	to	0.92

12/31/2015	235,947	11.55	to	10.93	2,659,690	1.11	0.30	to	1.50	(4.34)	to	(5.47)
TA QS Investors Active Asset Allocation - Moderate Growth Initial Class

12/31/2019	1,882,826	16.17	to	13.36	27,046,353	1.94	0.00	to	1.50	11.59	to	9.94

12/31/2018	2,030,239	14.49	to	12.15	26,218,151	1.56	0.00	to	1.50	(5.67)	to	(7.07)

12/31/2017	2,197,545	15.36	to	13.08	30,221,332	1.53	0.00	to	1.50	20.55	to	18.78

12/31/2016	2,356,485	12.75	to	11.01	27,030,879	1.32	0.00	to	1.50	2.32	to	0.81

12/31/2015	2,613,777	12.46	to	10.92	29,499,304	1.18	0.00	to	1.50	(6.38)	to	(7.76)
TA Small/Mid Cap Value Initial Class

12/31/2019	3,983,695	35.31	to	23.30	128,821,916	0.97	0.00	to	1.50	25.28	to	23.43

12/31/2018	4,150,157	28.19	to	18.88	113,071,433	0.90	0.00	to	1.50	(11.46)	to	(12.77)

12/31/2017	4,237,645	31.83	to	21.64	139,162,267	1.13	0.00	to	1.50	15.55	to	13.85

12/31/2016	4,252,175	27.55	to	19.01	130,924,094	0.80	0.00	to	1.50	21.13	to	19.34

12/31/2015	4,116,437	22.74	to	15.93	114,210,807	1.01	0.00	to	1.50	(2.51)	to	(3.95)
TA T. Rowe Price Small Cap Initial Class

12/31/2019	1,661,544	41.15	to	33.53	59,806,465	-	0.00	to	1.50	32.77	to	30.81

12/31/2018	1,673,978	30.99	to	25.63	47,121,727	-	0.00	to	1.50	(7.08)	to	(8.46)

12/31/2017	1,827,193	33.35	to	28.00	57,593,105	-	0.00	to	1.50	22.39	to	20.59

12/31/2016	1,842,107	27.25	to	23.22	50,509,301	-	0.00	to	1.50	11.22	to	9.58

12/31/2015	1,688,075	24.50	to	21.19	43,938,629	-	0.00	to	1.50	2.43	to	0.92
TA WMC US Growth Initial Class

12/31/2019	30,981,983	31.08	to	26.71	1,246,807,757	0.13	0.00	to	1.50	40.05	to	37.98

12/31/2018	32,437,685	22.19	to	19.36	943,928,588	0.48	0.00	to	1.50	0.21	to	(1.28)

12/31/2017	34,286,966	22.15	to	19.61	1,009,620,361	0.42	0.00	to	1.50	29.20	to	27.29

12/31/2016	35,944,589	17.14	to	15.40	839,304,146	0.40	0.00	to	1.50	2.81	to	1.30

12/31/2015	38,121,323	16.67	to	15.21	884,496,470	0.73	0.00	to	1.50	6.85	to	5.27

(1)	See Footnote 1

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**

These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

37

Transamerica Premier Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2019

5. Financial Highlights (continued)

***

These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

38

Transamerica Premier Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2019

6. Administrative and Mortality and Expense Risk Charges

Under some forms of the contracts, a sales charge and premium taxes are deducted by TPLIC prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply. Under all forms of the contracts, monthly charges against policy cash values are made to compensate TPLIC for costs of insurance provided. A daily charge equal to an annual rate from 0.00% and 1.50% of average daily net assets is assessed to compensate TPLIC for assumption of mortality and expense risks in connection with the issuance and administration of the contracts. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TPLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TPLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TPLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TPLIC, as long as earnings are credited under the variable life contracts.

39

Transamerica Premier Life Insurance Company

WRL Series Life Account

Notes to Financial Statements

December 31, 2019

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition in the financial statements.

Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves. Since January 2020, the Coronavirus disease (COVID-19) pandemic and economic uncertainties have arisen which have impacted the Separate Account’s net assets. The extent to which the COVID-19 pandemic will continue to impact the net assets will depend on future developments, which are highly uncertain and cannot be estimated, including the scope and duration of the pandemic and actions taken by governmental authorities and other third parties in response to the pandemic.

9. Related Parties

Transamerica Capital, Inc. (TCI), a wholesaling broker-dealer, is an affiliated entity of TPLIC and an indirect wholly owned subsidiary of AEGON N.V. TCI distributes TPLIC’s products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1. These investments include funds managed by Transamerica Asset Management, Inc. (TAM). Transamerica Fund Services, Inc. (TFS) serves as a transfer agent to TAM, and AEGON USA Asset Management Holding, LLC (AAM) serves as a sub-advisor for certain funds managed by TAM. TAM, TFS and AAM are affiliated entities of TPLIC and indirect wholly owned subsidiaries of AEGON N.V. Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both. The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

40

F I N A N C I A L S T A T E M E N T S – S T A T U T O R Y B A S I S A N D S U P P L E M E N T A R Y I N F O R M A T I O N

Transamerica Premier Life Insurance Company

Years Ended December 31, 2019, 2018 and 2017

Transamerica Premier Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2019, 2018 and 2017

	Contents
Report of Independent Auditors ........................................................................................................		1
Audited Financial Statements
Balance Sheets – Statutory Basis ......................................................................................................		3
Statements of Operations – Statutory Basis ......................................................................................		4
Statements of Changes in Capital and Surplus – Statutory Basis.....................................................		5
Statements of Cash Flow – Statutory Basis......................................................................................		7
Notes to Financial Statements – Statutory Basis
1.	Organization and Nature of Business .........................................................................................	9
2.	Basis of Presentation and Summary of Significant Accounting Policies ..................................	9
3.	Accounting Changes .................................................................................................................	22
4.	Fair Values of Financial Instruments ........................................................................................	22
5.	Investments ...............................................................................................................................	31
6.	Premium and Annuity Considerations Deferred and Uncollected...........................................	49
7.	Policy and Contract Attributes.................................................................................................	50
8.	Reinsurance..............................................................................................................................	63
9.	Income Taxes...........................................................................................................................	66
10.	Capital and Surplus................................................................................................................	73
11.	Securities Lending ..................................................................................................................	75
12.	Retirement and Compensation Plans ......................................................................................	76
13.	Related Party Transactions .....................................................................................................	77
14.	Managing General Agents ......................................................................................................	84
15.	Commitments and Contingencies ...........................................................................................	84
16.	Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities........	88
17.	Reconciliation to Statutory Statement ....................................................................................	89
18.	Subsequent Events ..................................................................................................................	89
Appendix A –Listing of Affiliated Companies ...............................................................................		91
Statutory-Basis Financial Statement Schedules
Summary of Investments – Other Than Investments in Related Parties .........................................		95
Supplementary Insurance Information ............................................................................................		96
Reinsurance .....................................................................................................................................		97

2

Report of Independent Auditors

To the Board of Directors of

Transamerica Premier Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Transamerica Premier Life Insurance Company (the "Company"), which comprise the balance sheets – statutory basis as of December 31, 2019 and 2018, and the related statements of operations – statutory basis, of changes in capital and surplus – statutory basis, and of cash flow – statutory basis for each of the three years in the period ended December 31, 2019, including the related notes and schedules of supplementary insurance information and reinsurance as of December 31, 2019, 2018 and for each of the three years in the period ended December 31, 2019 and summary of investments - other than investments in related parties as of December 31, 2019 listed in the accompanying index (collectively referred to as the "financial statements").

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

PricewaterhouseCoopers LLP, One North Wacker

Chicago, IL 60606 T: (312) 298 2000, F: (312) 298 2001 www.pwc.com

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2019 and 2018 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 20, 2020

PricewaterhouseCoopers LLP, One North Wacker

Chicago, IL 60606 T: (312) 298 2000, F: (312) 298 2001 www.pwc.com

Transamerica Premier Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands)

	December 31
	2019	2018
Admitted assets
Cash, cash equivalents and short-term investments	$728,220	$902,074
Bonds	17,877,965	16,814,750
Preferred stocks	4,955	9,958
Common stocks	158,426	150,617
Mortgage loans on real estate	2,737,109	2,436,202
Real estate	187,639	217,646
Policy loans	962,408	936,884
Securities lending reinvested collateral assets	757,186	575,155
Derivatives	25,531	34,933
Other invested assets	1,039,664	808,423
Total cash and invested assets	24,479,103	22,886,642
Accrued investment income	226,564	219,256
Premiums deferred and uncollected	151,139	176,727
Funds held by reinsurer	524,067	453,319
Net deferred income tax asset	231,249	238,949
Other assets	396,237	365,474
Separate account assets	26,508,334	23,296,139
Total admitted assets	$52,516,693	$47,636,506
Liabilities and capital and surplus
	$17,894,601
Aggregate reserves for policies and contracts		$16,965,724
Policy and contract claim reserves	463,716	434,245
Liability for deposit-type contracts	356,309	584,693
Other policyholders' funds	9,790	11,304
Transfers from separate accounts due or accrued	(26,478)	(41,964)
Funds held under reinsurance treaties	641,858	689,145
Asset valuation reserve	384,650	317,840
Interest maintenance reserve	1,039,810	1,110,342
Derivatives	81,072	61,290
Payable for collateral under securitites loaned
and other transactions	959,484	695,892
Borrowed money	1,434,416	1,290,299
Other liabilities	468,195	256,398
Separate account liabilities	26,508,334	23,296,139
Total liabilities	50,215,757	45,671,347
Capital and surplus	10,137	10,137
Common stock
Preferred stock	-	-
Treasury stock	-	-
Surplus notes	60,000	160,000
Paid-in surplus	1,057,861	1,057,857
Special surplus funds	1,334	-
Unassigned surplus	1,171,604	737,165
Total capital and surplus	2,300,936	1,965,159
Total liabilities and capital and surplus	$52,516,693	$47,636,506

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2019	2018	2017
Revenues
Premiums and annuity considerations	$3,347,881	$3,550,022	$2,296,304
Net investment income	1,094,859	1,050,408	879,492
Commissions, expense allowances, and reserve adjustments
on reinsurance ceded	(170,748)	(144,423)	239,322
Fee revenue and other income	362,101	417,003	335,473
Total revenue	4,634,093	4,873,010	3,750,591
Benefits and expenses
Death benefits	384,956	376,460	339,863
Accident and health benefits	831,058	828,511	1,049,960
Annuity benefits	318,391	258,654	289,541
Surrender benefits	1,939,577	1,176,594	1,071,731
Other benefits	60,302	67,143	68,312
Net increase (decrease) in reserves	961,715	790,001	3,400,067
Commissions	512,527	628,139	1,210,260
Net transfers to (from) separate accounts	(1,261,078)	(332,080)	(161,346)
Modified coinsurance reserve adjustment assumed	(7,160)	(13,365)	(4,855,921)
IMR adjustment due to reinsurance	–	–	714,351
General insurance expenses and other	510,442	453,327	453,186
Total benefits and expenses	4,250,730	4,233,384	3,580,004
Gain (loss) from operations before dividends
and federal income taxes	383,363	639,626	170,587
Dividends to policyholders	1,030	1,025	1,081
Gain (loss) from operations before federal income taxes	382,333	638,601	169,506
Federal income tax (benefit) expense	39,259	30,372	903,151
Net gain (loss) from operations	343,074	608,229	(733,645)
Net realized capital gains (losses), after tax and amounts
transferred to interest maintenance reserve	229,130	(71,838)	411,452
Net income (loss)	$572,204	$536,391	$(322,193)

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Class A	Class B			Special
	Common	Common	Surplus	Paid-in	Surplus	Unassigned	Total Capital
	Stock	Stock	Notes	Surplus	Funds	Surplus	and Surplus
Balance at January 1, 2017	$7,364	$2,773	$160,000	$710,131	$2,105	$795,304	$1,677,677
Net income (loss)	–	–	–	–	–	(322,193)	(322,193)
Change in net unrealized capital gains/losses,
net of taxes	–	–	–	–	–	(23,101)	(23,101)
Change in net deferred income tax asset	–	–	–	–	–	(39,231)	(39,231)
Change in nonadmitted assets	–	–	–	–	–	(16,230)	(16,230)
Change in reserve on account of change in
valuation basis	–	–	–	–	–	42,157	42,157
Change in asset valuation reserve	–	–	–	–	–	(64,645)	(64,645)
Change in surplus as a result of reinsurance	–	–	–	–	–	322,858	322,858
Dividends to stockholders	–	–	–	–	–	(350,000)	(350,000)
Capital Contribution	–	–	–	350,000	–	–	350,000
Other changes - net	–		–	(2,221)	1,580	2,416	1,775
Balance at December 31, 2017	7,364	2,773	160,000	1,057,910	3,685	347,335	1,579,067
Net income (loss)	–	–	–	–	–	536,391	536,391
Change in net unrealized capital gains/losses,
net of taxes	–	–	–	–	–	36,958	36,958
Change in net deferred income tax asset	–	–	–	–	–	7,833	7,833
Change in nonadmitted assets	–	–	–	–	–	20,283	20,283
Change in reserve on account of change in
valuation basis	–	–	–	–	–	(7,030)	(7,030)
Change in asset valuation reserve	–	–	–	–	–	(27,727)	(27,727)
Change in surplus as a result of reinsurance	–	–	–	–	–	(179,574)	(179,574)
Other changes - net	–	–	–	(53)	(3,685)	2,696	(1,042)
Balance at December 31, 2018	$7,364	$2,773	$160,000	$1,057,857	$-	$737,165	$1,965,159

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Class A	Class B			Special
	Common	Common	Surplus	Paid-in	Surplus	Unassigned	Total Capital
	Stock	Stock	Notes	Surplus	Funds	Surplus	and Surplus
Balance at December 31, 2018
	$7,364	$2,773	$160,000	$1,057,857	$–	$737,165	$1,965,159
Net income (loss)	–	–	–	–	–	572,204	572,204
Change in net unrealized capital gains/losses,
net of tax	–	–	–	–	–	51,698	51,698
Change in net deferred income tax asset	–	–	–	–	–	10,084	10,084
Change in nonadmitted assets	–	–	–	–	–	14,015	14,015
Change in reserve on account of change in
valuation basis	–	–	–	–	–	30,452	30,452
Change in asset valuation reserve	–	–	–	–	–	(66,810)	(66,810)
Change in surplus as a result of reinsurance	–	–	–	–	–	(181,854)	(181,854)
Change in surplus notes	–		(100,000)	–			(100,000)
Dividends to stockholders	–		–	–	–	(8,444)	(8,444)
Other changes - net	–	–	–	4	1,334	13,094	14,432
Balance at December 31, 2019	$7,364	$2,773	$60,000	$1,057,861	$1,334	$1,171,604	$2,300,936

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2019	2018	2017
Operating activities
Premiums and annuity considerations	$3,374,817	$3,573,062	$3,605,127
Net investment income	1,049,463	988,075	719,246
Other income	119,112	184,835	208,482
Benefit and loss related payments	(3,470,951)	(2,617,277)	(2,662,734)
Net transfers from separate accounts	1,276,609	344,666	180,649
Commissions and operating expenses	(1,151,522)	(1,242,500)	(1,119,469)
Dividends paid to policyholders	(1,091)	-	-
Federal income taxes (paid) received	(25,440)	(1,009,824)	(14,189)
Net cash provided by operating activities	1,170,997	221,037	917,112
Investing activities
Proceeds from investments sold, matured
or repaid	3,850,764	4,220,254	3,939,238
Costs of investments acquired	(5,233,742)	(4,906,476)	(4,461,555)
Net increase (decrease) in policy loans	(25,524)	(11,481)	997
Net cost of investments acquired	(5,259,266)	(9,346,512)	(4,460,558)
Net cash provided by (used in) investing activities	(1,408,502)	(697,703)	(521,320)
Financing and miscellaneous activities
Capital and paid in surplus, less treasury stock	$(100,000)	$-	$-
Capital contribution received (returned)	4	149,947	200,000
Dividends to stockholders	-	-	(350,000)
Net deposits (withdrawals) on deposit-type contracts	(237,635)	(155,020)	(138,376)
Net change in borrowed money	144,774	(188,058)	127,948
Net change in payable for collateral under securities
lending and other transactions	182,031	146,987	(130,411)
Other cash (applied) provided	74,478	(56,482)	168,040
Net cash provided by (used in) financing and
miscellaneous activities	63,651	(102,626)	(122,799)
Net increase (decrease) in cash, cash
equivalents and short-term investments	(173,854)	(579,292)	272,993
Cash, cash equivalents and short-term
investments:
Beginning of year	902,074	1,481,366	1,208,373
End of year	$728,220	$902,074	$1,481,366

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Thousands)

		Year Ended December 31
		2019	2018	2017
Supplemental disclosures of cash flow information
Significant non-cash activities during the year not included in the Statutory Statements of Cash Flow
Transfer of bonds and mortgage loans related to reinsurance agreement
with third party	$	- $	- $	2,593,112
Receipt of bonds, mortgage loans, and derivatives related to
affiliated reinsurance amendment		-	-	5,650,741
Tranfer of bonds to settle reinsurance obligations		-	-	22,479
Dividend received from subsidiary		11,270	30,000	100,000
Contribution receivable from parent		-	-	150,000
Asset transfer of ownership between hedge funds		-	-	88,481
Release of funds withheld related to affiliated reinsurance recapture		-	-	-
Investments received for insured securities losses		-	30,032	-
Noncash contribution (distribution) to affiliate		(8,444)	1,360	-
Noncash return of capital from affiliate		-	5,912	-
Noncash transaction on sale of real estate		(540)	-	-

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (Dollars in Thousands, Except per Share amounts)

December 31, 2019

1. Organization and Nature of Business

Transamerica Premier Life Insurance Company (the Company, formerly known as Monumental Life Insurance Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Company sells a full line of insurance products, including individual, credit, group, indexed universal life, variable universal life and variable annuities, annuity, long term care insurance, and accident and health policies as well as investment products, including guaranteed investment contracts. The Company is licensed in 49 states, the District of Columbia, Guam, and Puerto Rico. Sales of the Company's products are through agents, brokers, financial planners, independent representatives, financial institutions, stockbrokers and direct response methods. The majority of the Company's new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

2. Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division (IID), which practices differ from accounting principles generally accepted in the United States of America (GAAP).

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer's senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26R, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company's decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company's ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the statements of operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the statements of operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security or the entity will likely not be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in both affiliated and unaffiliated preferred stocks in good standing (those with NAIC designations RP1 to RP3 and P1 to P3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in preferred stocks not in good standing (those with NAIC designations RP4 to RP6 and P4 to P6), are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. The related net unrealized capital gains and losses for all NAIC designations are reported in changes in capital and surplus.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries' equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other- than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statements of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset's carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statements of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

The Company's investment in reverse mortgages is recorded net of an appropriate actuarial reserve. The actuarial reserve is calculated using the projected cash flows from the reverse mortgage product. Assumptions used in the actuarial model include an estimate of current home values, projected cash flows from the realization of the appreciated value of the property from its eventual sale (subject to certain limitations in the contract), mortality and termination rates based on group annuity mortality tables adjusted for the Company's experience and a constant interest rate environment.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the statements of operations.

Valuation Reserve

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

In 2019, the NAIC revised the AVR Factors (basic contribution, reserve objective and maximum reserve) to be consistent with the Risk Based Capital (RBC) after-tax factors, which were amended in 2018 as a result of federal tax reform. The AVR factor changes are effective for year-end 2019. As of December 31, 2019, the factor changes decreased Capital and Surplus by $54,607. The changes were recorded to the Change in Asset Valuation Reserve line of the Statements of Changes in Capital and Surplus.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Derivative Instruments

Overview: The Company may use various derivative instruments (swaps and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86 - Derivatives.

(A)Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains or losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)Derivative instruments are also used in replication (synthetic asset) transactions. A replication transaction is a derivative transaction entered into conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges; consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

their high credit rating of 'BBB' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract, and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor's (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company's balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one- line reported).

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the balance sheet, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in Borrowed Money on the Balance Sheets.

Other Assets and Other Liabilities

Other assets consist primarily of general insurance accounts receivable, reinsurance receivable, and company owned life insurance. Other "admitted assets" are valued principally at cost, as required or permitted by Iowa Insurance Laws.

Other liabilities consist primarily of amounts withheld by the Company, payables for securities, and reinsurance payable.

Separate Accounts

The majority of the separate accounts held by the Company, primarily for individual policyholders, do not have minimum guarantees and the investment risks associated with the fair value changes are borne by the policyholder. Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheet. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments. All variable account contracts are subject to discretionary withdrawal by the policyholder at the fair value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Some of the Company's separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account due to the nature of the guaranteed return.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a non-deduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

In accordance with SSAP No. 51R, Life Contracts, and No. 54R, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is included as a factor in the health contract premium deficiency calculation.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements, supplemental contracts and certain annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the statements of operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP 101 does not consider state income taxes in the measurement of deferred taxes. SSAP 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period's adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company's reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents that excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC Accounting Practices and Procedures Manual (NAIC SAP).

Goodwill

Goodwill is measured as the difference between the cost of acquiring the entity and the reporting entity's share of the book value of the acquired entity. Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities.

The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA's are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Surplus Notes

Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Nonadmitted Assets

Certain assets designated as "nonadmitted", primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

3. Accounting Changes

The Company's policy is to disclose as recent accounting pronouncements the adopted accounting guidance with a current year effective date that has been classified by the NAIC as a substantive change, as well as items classified as nonsubstantive changes that have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

Effective January 1, 2019, the NAIC adopted revisions to SSAP No. 30, Unaffiliated Common Stock, which updated the definition of common stock to include SEC registered closed-end funds and unit investment trusts. The adoption of this guidance did not impact the financial position or results of operations of the Company.

Change in Valuation Basis

As of December 31, 2019, the Company has received IID approval on an approach for adoption of the NAIC 2020 Valuation Manual section 21 (VM-21) and related Risk Based Capital C3P2 changes documented in the VM-21 2020 NAIC Valuation Manual: Requirements for Principle-Based Reserves for Variable Annuities. The Company has elected to early adopt the VM-21 requirements for variable annuities effective December 31, 2019. The approved transition approach did not result in an adjustment to the Company's historical statutory reporting or existing balances at the time of transition. The Company reported the decrease to the VM-21 reserve of $30,452. As of the date of transition, the Company is fully compliant with the provisions of VM-21.

Reclassifications

Certain amounts in prior year financial statement balances and footnote disclosures have been reclassified to conform to the current year presentation.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company's valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company's financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset's or a liability's classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 - Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 - Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)Quoted prices for similar assets or liabilities in active markets

b)Quoted prices for identical or similar assets or liabilities in non-active markets

c)Inputs other than quoted market prices that are observable

d)Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property's net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indices, third-party pricing services and internal models.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the balance sheet date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third- party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company's liabilities under investment contracts, which include deferred annuities, GICs and funding agreements, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Fair values for the Company's insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company's financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2019 and 2018, respectively:

			December 31, 2019
							Not Practicable
	Aggregate Fair					Net Asset Value	(Carrying
	Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	(NAV)	Value)
Admitted assets

Cash equivalents and short-term investments,
other than affiliates	$631,215	$631,185	$441,346	$189,869	$–	$–	$–
Short-term notes receivable from affiliates	102,900	102,900	–	102,900	–	–	–
Bonds	19,995,877	17,877,965	2,000,037	17,791,417	204,423	–	–
Preferred stocks, other than affiliates	4,361	4,955	–	2,089	2,272	–	–
Common stocks, other than affiliates	59,057	59,057	1,872	–	57,185	–	–
Mortgage loans on real estate	2,876,259	2,737,109	–	–	2,876,259	–	–
Other invested assets	190,192	172,968	–	189,214	978	–	–
Derivative assets:
Interest rate swaps	11,171	8,635	–	11,171	–	–	–
Currency swaps	13,458	4,365	–	13,458	–	–	–
Credit default swaps	19,459	10,576	–	19,459	–	–	–
Interest rate futures	7	7	7	–	–	–	–
Equity futures	1,948	1,948	1,948	–	–	–	–
Derivative assets total	46,043	25,531	1,955	44,088	–	–	–
Policy loans	962,408	962,408	–	962,408	–	–	–
Securities lending reinvested collateral	599,859	599,859	58	599,801	–	–	–
Separate account assets	25,337,229	25,337,230	23,358,660	1,978,570	–	–	–
Liabilities
Investment contract liabilities	2,272,404	1,461,721	–	45,313	2,227,090	–	–
Derivative liabilities:
Interest rate swaps	(75,597)	58,916	–	(75,597)	–	–	–
Currency swaps	17,050	14,733	–	17,050	–	–	–
Credit default swaps	(2,855)	1,169	–	(2,855)	–	–	–
Equity swaps	4,361	4,361	–	4,361	–	–	–
Interest rate futures	544	544	544	–	–	–	–
Equity futures	1,349	1,349	1,349	–	–	–	–
Derivative liabilities total	(55,148)	81,072	1,893	(57,041)	–	–	–
Dollar repurchase agreements	254,814	254,814	–	254,814	–	–	–
Payable for securities lending	757,186	757,186	–	757,186	–	–	–
Payable for derivative cash collateral	202,298	202,298	–	202,298	–	–	–
Separate account annuity liabilities	22,578,162	22,578,162	13	22,578,149	–	–	–

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

				December 31, 2018
	Aggregate	Admitted				Net Asset	Not Practicable
	Fair Value	Value	(Level 1)	(Level 2)	(Level 3)	Value (NAV)	(Carrying Value)
Admitted assets

Cash equivalents and short-term investments,
other than affiliates	$718,998	$718,998	$656,505	$62,493	$–	$–	$–
Short-term notes receivable from affiliates	194,600	194,600	–	194,600	–	–	–
Bonds	16,943,037	16,814,750	1,833,213	14,958,270	151,554	–	–
Preferred stocks, other than affiliates	9,214	9,958	–	2,380	6,834	–	–
Common stocks, other than affiliates	67,063	67,063	134	–	66,929	–	–
Mortgage loans on real estate	2,433,036	2,436,202	–	–	2,433,036	–	–
Other invested assets	178,709	174,272	–	177,480	1,229	–	–
Derivative assets:
Interest rate swaps	9,174	4,634	–	9,174	–	–	–
Currency swaps	14,877	7,633	–	14,877	–	–	–
Credit default swaps	13,304	15,582	–	13,304	–	–	–
Equity swaps	4,589	4,589	–	4,589	–	–	–
Interest rate futures	213	213	213	–	–	–	–
Equity futures	2,282	2,282	2,282	–	–	–	–
Derivative assets total	44,439	34,933	2,495	41,944	–	–	–
Policy loans	936,884	936,884	–	936,884	–	–	–
Securities lending reinvested collateral	518,646	518,646	24,677	493,969	–	–	–
Separate account assets	22,017,523	22,017,523	19,752,326	2,265,141	56	–	–
Liabilities
Investment contract liabilities	1,919,385	1,799,337	–	45,337	1,874,048	–	–
Derivative liabilities:
Interest rate swaps	(44,671)	49,173	–	(44,671)	–	–	–
Currency swaps	15,155	9,391	–	15,155	–	–	–
Credit default swaps	(1,148)	2,352	–	(1,148)	–	–	–
Equity swaps	208	208	–	208	–	–	–
Interest rate futures	39	39	39	–	–	–	–
Equity futures	127	127	127	–	–	–	–
Derivative liabilities total	(30,290)	61,290	166	(30,456)	–	–	–
Dollar repurchase agreements	110,040	110,040	–	110,040	–	–	–
Payable for securities lending	575,155	575,155	–	575,155	–	–	–
Payable for derivative cash collateral	120,737	120,737	–	120,737	–	–	–
Separate account annuity liabilities	20,027,327	20,027,327	3,278	20,024,049	–	–	–

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following tables provide information about the Company's financial assets and liabilities measured at fair value as of December 31, 2019 and 2018:

			2019
				Net Asset Value
	Level 1	Level 2	Level 3	(NAV)	Total
Assets:
Bonds
Government	$–	$129	$–	$–	$129
Industrial and miscellaneous	–	336	2,791	–	3,127
Total bonds	–	465	2,791	–	3,256
Preferred stock
Industrial and miscellaneous	–	–	2,272	–	2,272
Total preferred stock	–	–	2,272	–	2,272
Common stock
Industrial and miscellaneous	1,872	–	57,185	–	59,057
Total common stock	1,872	–	57,185	–	59,057
Cash equivalents and short-term
Money market mutual funds	441,346	–	–	–	441,346
Total cash equivalents and short-term	441,346	–	–	–	441,346
Securities lending reinvested collateral	58	–	–	–	58
Derivative assets	1,955	8,556	–	–	10,511
Separate account assets	23,358,660	1,978,570	–	–	25,337,230
Total assets	$23,803,891	$1,987,591	$62,248	$–	$25,853,730
Liabilities:

Derivative liabilities	$1,893	$16,699	$–	$–	$18,592
Separate account liabilities	13	–	–	–	13
Total liabilities	$1,906	$16,699	$–	$–	$18,605

			2018
				Net Asset Value
	Level 1	Level 2	Level 3	(NAV)	Total
Assets:
Bonds
Industrial and miscellaneous	$–	$30,077	$4,858	$–	$34,935
Hybrid securities	–	16,037	–	–	16,037
Total bonds	–	46,114	4,858	–	50,972
Preferred stock
Industrial and miscellaneous	–	–	6,834	–	6,834
Total preferred stock	–	–	6,834	–	6,834
Common stock
Industrial and miscellaneous	134	–	66,929	–	67,063
Total common stock	134	–	66,929	–	67,063
Cash equivalents and short-term
Money market mutual funds	656,505	–	–	–	656,505
Total cash equivalents and short-term	656,505	–	–	–	656,505
Securities lending reinvested collateral	24,677	–	–	–	24,677
Derivative assets	2,495	9,144	–	–	11,639
Separate account assets	19,752,326	2,265,141	56	–	22,017,523
Total assets	$20,436,137	$2,320,399	$78,677	$–	$22,835,213
Liabilities:

Derivative liabilities	$166	$10,091	$–	$–	$10,257
Separate account liabilities	3,278	–	–	–	3,278
Total liabilities	$3,444	$10,091	$–	$–	$13,535

Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 3 is internally valued using significant unobservable inputs.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Common stocks classified as Level 3 are comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

The following tables summarize the changes in assets classified as Level 3 for 2019 and 2018.

	Beginning			Total Gains
	Balance at			(Losses)	Total Gains
	January 1,	Transfers in	Transfers out	Included in Net	(Losses) Included
	2019	(Level 3)	(Level 3)	income (a)	in Surplus (b)
Bonds
Other	$4,858	$–	$622	$44	$247
Preferred stock	6,834	–	–	–	(6,052)
Common stock	66,929	–	1,700	(553)	(28)
Separate account assets	56	–	53	–	–
Total	$78,677	$–	$2,375	$(509)	$(5,833)

					Ending Balance at
					December 31,
	Purchases	Issuances	Sales	Settlements	2019
Bonds
Other	$–	$–	$–	$1,736	$2,791
Preferred stock	1,490	–	–	–	2,272
Common stock	811	1,526	9,800	–	57,185
Separate account assets	–	–	–	3	–
Total	$2,301	$1,526	$9,800	$1,739	$62,248

(a)Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations

(b)Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	Beginning			Total Gains	Total Gains (Losses)
	Balance at	Transfers in	Transfers out	(Losses) Included	Included in Surplus
	January 1, 2018	(Level 3)	(Level 3)	in Net income (a)	(b)
Bonds

Other	$4,974	$287	$–	$78	$(26)
Preferred stock	7,390	–	–	–	(1,856)
Common stock	70,335	–	34	(27)	(1,173)
Separate account assets	67	–	–	1	(1)
Total	$82,766	$287	$34	$52	$(3,056)

					Ending Balance at
	Purchases	Issuances	Sales	Settlements	December 31, 2018
Bonds
Other	$–	$–	$–	$455	$4,858
Preferred stock	1,888	–	588	–	6,834
Common stock	–	28	2,200	–	66,929
Separate account assets	–	–	–	11	56
Total	$1,888	$28	$2,788	$466	$78,677

(a)Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations

(b)Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Nonrecurring fair value measurements

As indicated in Note 2, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2019 the Company has 1 property that is held for sale. This property is carried at fair value less cost to sell, which amounts to $745.

The Company also had three properties that were held for sale as of December 31, 2018. The carrying amount for each of these properties was less than their fair value and, therefore, they are not measured at fair value.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified as Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5.Investments Bonds and Stocks

The carrying amounts and estimated fair values of investments in bonds and stocks are as follows:

		Gross	Gross
	Book Adjusted	Unrealized	Unrealized	Estimated Fair
	Carrying Value	Gains	Losses	Value
December 31, 2019
Unaffiliated bonds:
United States Government and agencies	$1,601,214	$247,311	$357	$1,848,168
State, municipal and other government	699,845	36,231	8,841	727,235
Hybrid securities	139,964	18,294	2,490	155,768
Industrial and miscellaneous	13,440,685	1,677,600	43,652	15,074,633
Mortgage and other asset-backed securities	1,996,257	199,752	5,936	2,190,073
Total unaffiliated bonds	17,877,965	2,179,188	61,276	19,995,877
Unaffiliated preferred stocks	4,955	66	660	4,361
	$17,882,920	$2,179,254	$61,936	$20,000,238

		Gross	Gross
		Unrealized	Unrealized	Estimated Fair
	Cost	Gains	Losses	Value
Unaffiliated common stocks	58,999	111	53	59,057

		Gross	Gross
	Book Adjusted	Unrealized	Unrealized	Estimated Fair
	Carrying Value	Gains	Losses	Value
December 31, 2018
Unaffiliated bonds:
United States Government and agencies	$1,645,120	$69,542	$33,955	$1,680,707
State, municipal and other government	416,752	12,733	13,939	415,546
Hybrid securities	145,271	9,152	7,013	147,410
Industrial and miscellaneous	12,911,155	528,970	550,783	12,889,342
Mortgage and other asset-backed securities	1,696,452	134,037	20,457	1,810,032
Total unaffiliated bonds	16,814,750	754,434	626,147	16,943,037
Unaffiliated preferred stocks	9,958	56	800	9,214
	$16,824,708	$754,490	$626,947	$16,952,251

		Gross	Gross
		Unrealized	Unrealized	Estimated Fair
	Cost	Gains	Losses	Value
Unaffiliated common stocks	67,017	67	21	67,063

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The carrying amount and estimated fair value of bonds at December 31, 2019, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2019
December 31:	Carrying Value	Fair Value
Due in one year or less	$330,436	$332,890
Due after one year through five years	2,673,811	2,820,295
Due after five years through ten years	3,000,633	3,362,510
Due after ten years	9,876,828	11,290,108
	15,881,708	17,805,803
Mortgage and other asset-backed securities	1,996,257	2,190,074
Total	$17,877,965	$19,995,877

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2019 and 2018 is as follows:

		2019
	Equal to or Greater than 12
	Months		Less than 12 Months
		Gross		Gross
	Estimated Fair	Unrealized	Estimated	Unrealized
	Value	Losses	Fair Value	Losses
United States Government and agencies	$–	$–	$11,224	$357
State, municipal and other government	17,582	2,010	232,694	6,831
Hybrid securities	26,780	2,475	3,302	15
Industrial and miscellaneous	262,510	29,928	387,345	13,724
Mortgage and other asset-backed securities	60,442	2,868	369,603	3,067
Total bonds	367,314	37,281	1,004,168	23,994
Preferred stocks-unaffiliated	1,340	660	-	-
Common stocks-unaffiliated	-	-	609	53
Total	$368,654	$37,941	$1,004,777	$24,047

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

		2018
	Equal to or Greater than 12
	Months		Less than 12 Months
		Gross		Gross
	Estimated Fair	Unrealized	Estimated	Unrealized
	Value	Losses	Fair Value	Losses
United States Government and agencies	$63,881	$4,817	$707,210	$29,138
State, municipal and other government	33,780	2,461	158,447	11,478
Hybrid securities	12,595	1,893	44,591	5,120
Industrial and miscellaneous	1,180,161	67,218	6,509,117	483,565
Mortgage and other asset-backed securities	213,966	10,505	418,923	9,952
Total bonds	1,504,383	86,894	7,838,288	539,253
Preferred stocks-unaffiliated	1,200	800	-	-
Common stocks-unaffiliated	-	-	165	21
Total	$1,505,583	$87,694	$7,838,453	$539,274

During 2019, 2018, and 2017, respectively, there were $2,799, $99,187 and $0 of loan-backed and structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold.

For loan-backed and structured securities with a recognized OTTI due to the Company's cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security's effective yield, in 2019, 2018 and 2017 the Company recognized OTTI of $503, $6,003, and $2,512, respectively.

The following loan-backed and structured securities were held at December 31, 2019, for which an OTTI was recognized during the current reporting period:

						Date of
	Amortized					Financial
	Cost Before	Present Value		Amortized	Fair Value	Statement
	Current	of Projected	Recognized	Cost After	at Time of	Where
CUSIP	Period OTTI	Cash Flows	OTTI	OTTI	OTTI	Reported
87266TAJ1	$170	$163	$7	$163	$114	03/31/2019
79548KXQ6	189	173	16	173	154	03/31/2019
14984WAA8	2,799	2,591	208	2,591	2,591	6/30/2019
87266TAJ1	154	127	27	127	102	6/30/2019
79548KXQ6	159	79	80	80	142	6/30/2019
36828QQK5	277	249	28	249	195	9/30/2019
026935AC0	2,080	2,066	14	2,066	1,968	12/31/2019
36828QQK5	249	126	123	126	195	12/31/2019
			$503

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2019 and 2018 is as follows:

2019	2018
Losses Less
Losses 12	Than 12
Months or More	Months
Losses Less
Losses 12	Than 12
Months or More	Months
Year ended December 31:
The aggregate amount of unrealized losses	$2,868	$3,417	$10,505	$17,168
The aggregate related fair value of securities with
unrealized losses	60,442	372,394	213,966	465,773

At December 31, 2019 and 2018, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 104 and 374 securities with a carrying amount of $406,595 and $1,593,276 and an unrealized loss of $37,941 and $87,694. Of this portfolio, 66.8% and 88.0% were investment grade with associated unrealized losses of $10,107 and $62,824, respectively.

At December 31, 2019 and 2018, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 214 and 1209 securities with a carrying amount of $1,028,162 and $8,377,542 and an unrealized loss of $23,994 and $539,253. Of this portfolio, 95.6% and 92.8% were investment grade with associated unrealized losses of $21,691 and $476,336, respectively.

At December 31, 2019 and 2018, respectively, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2019 and 2018, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 5 and 6 securities with a cost of $661 and $186 and an unrealized loss of $53 and $21.

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of	Book / Adjusted
	5GI Securities	Carrying Value	Fair Value
December 31, 2019
Bond, amortized cost	3	$5,561	$5,401
Loan-backed and structured securities, amortized cost	1	3,138	3,138
Preferred stock, amortized cost	1	2,272	2,272
Total	5	$10,971	$10,811
December 31, 2018
Bond, amortized cost	3	$6,034	$6,010
Preferred stock, amortized cost	1	6,835	6,834
Total	4	$12,869	$12,844

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

During 2019 and 2018, the Company sold, redeemed or otherwise disposed of 75 and 57 securities as a result of a callable feature which generated investment income of $5,927 and $16,484, as a result of prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements.

	Year Ended December 31
	2019	2018	2017
Proceeds	$2,953,444	$3,505,561	$5,152,507

Gross realized gains	$24,798	$23,436	$574,671
Gross realized losses	(18,768)	(168,483)	(12,699)
Net realized capital gains (losses)	$6,030	$(145,047)	$561,972

The Company had gross realized losses which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks for the years ended December 31, 2019, 2018 and 2017 of $8,476, $25,453 and $2,992, respectively.

At December 31, 2019, and 2018, the Company had no investments in restructured securities.

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2019 and 2018 were as follows:

December 31, 2019	Farm	Commercial	Total

AAA - AA	$–	$1,372,173	$1,372,173
A	9,890	1,254,899	1,264,789
BBB	–	98,796	98,796
	$9,890	$2,725,868	$2,735,758
December 31, 2018
	Farm	Commercial	Total
AAA - AA	$–	$1,048,151	$1,048,151
A	10,000	1,304,089	1,314,089
BBB	–	72,347	72,347
	$10,000	$2,424,587	$2,434,587

The above tables exclude residential mortgage loans

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company's mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2019, the Company issued mortgage loans with a maximum interest rate of 5.57% and a minimum interest rate of 3.50% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2019 at the time of origination was 70%. During 2018, the Company issued mortgage loans with a maximum interest rate of 5.23% and a minimum interest rate of 3.78% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2018 at the time of origination was 74%.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2019 and 2018.

			Residential	Commercial
		Farm	All Other	All Other	Total
December 31, 2019
Recorded Investment (All)
(a)	Current	$9,890	$303	$2,700,403	$2,710,596
(b)	30-59 Days Past Due	–	886	–	886
(c)	60-89 Days Past Due	–	131	–	131
(d)	90-179 Days Past Due	–	25	3,500	3,525
(e)	180+ Days Past Due	–	6	21,965	21,971
Accruing interest 90-179
days past due
(a)	Recorded investment	–	25	–	25
(b) Interest accrued		–	–	–	–
Participant or Co-lender in
Mortgage Loan Agreement
(a)	Recorded Investment	$9,890	$–	$1,046,933	$1,056,823

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

			Residential	Commercial
		Farm	All Other	All Other	Total
December 31, 2018
Recorded Investment (All)
(a)	Current	$10,000	$431	$2,399,122	$2,409,553
(b)	30-59 Days Past Due	–	1,045	–	1,045
(c)	60-89 Days Past Due	–	40	25,465	25,505
(d)	90-179 Days Past Due	–	93	–	93
(e)	180+ Days Past Due	–	7	–	7
Accruing interest 90-179
days past due
(a)	Recorded investment	–	93	–	93
(b) Interest accrued		–	–	–	–
Participant or Co-lender in
Mortgage Loan Agreement
(a)	Recorded Investment	$10,000	$–	$832,611	$842,611

At December 31, 2019 and 2018, there were no recorded investments in impaired loans with a related allowance for credit losses. The Company held no allowances for credit losses on mortgage loans at December 31, 2019 or December 31, 2018. There was no average recorded investment in impaired loans during 2019 or 2018. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2019 and 2018, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans.

As of December 31, 2019 and 2018, the Company had no mortgage loans derecognized as a result of foreclosure.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis. The Company recognized no interest income on impaired loans for the years ended December 31, 2019, 2018 and 2017, respectively. The Company recognized no interest income on a cash basis for the years ended December 31, 2019, 2018 and 2017, respectively.

At December 31, 2019 and 2018, the Company held a mortgage loan loss reserve in the AVR of $36,207 and $25,537, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company's mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution				Property Type Distribution
	December 31				December 31
	2019	2018		2019	2018
South Atlantic	27%	28%	Apartment	53%	55%
Pacific	25	22	Retail	14	14
Middle Atlantic	10	10	Industrial	14	12
E. North Central	8	9	Office	11	9
Mountain	8	9	Other	6	7
W. South Central	8	8	Medical	2	2
W. North Central	7	7	Agricultural	–	1
E. South Central	4	4
New England	3	3

At December 31, 2019, 2018 and 2017, the Company held mortgage loans with a total net admitted asset value of $208, $239, and $268, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2019, 2018 and 2017 related to such restructurings. There were no unfunded commitments to existing borrowers whose debt had been restructured at December 31, 2019, 2018 and 2017.

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information.

The carrying value of the Company's real estate assets at December 31, 2019 and 2018 was as follows:

	2019	2018
Investment properties	$186,894	$187,420
Properties held for sale	745	30,226
	$187,639	$217,646

As of December 31, 2019, there was one property classified as held-for-sale. As of December 31, 2018, there were three properties held-for-sale. The Company is working with an external commercial real estate advisor firm to actively market the property and negotiate with potential buyers. During 2019, the Company disposed of three properties throughout 2019, resulting in a net realized gains of $24,201. During 2018, one property classified as held-for-sale was disposed of resulting in a net realized loss of $8.

The Company disposed of one other property throughout 2019, resulting in a net realized loss of $57.

The Company does not engage in retail land sales operations.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company does not hold any real estate investments with participating mortgage loans.

Accumulated depreciation on real estate at December 31, 2019 and 2018, was $58,540 and $63,664, respectively.

There were no impairment losses taken on real estate in 2019 and 2018. Impairment losses of $696 were taken on real estate in 2017 to write the book value down to the current fair value, and were reflected as net realized losses in the statements of operations.

Reverse Mortgages

The company has reverse mortgages, which are reported as Other Invested Assets on the balance sheet. The carrying amount of the investment in reverse mortgages of $6,920 and $11,118 at December 31, 2019 and 2018, respectively, is net of the reserve of $2,891 and $4,197, respectively. Interest income of $523 and $814 was recognized for the years ended December 31, 2019 and 2018 respectively. The Company's commitment includes making advances to the borrower until termination of the contract. The contract is terminated at the time the borrower moves, sells the property, dies, repays the loan balance or violates the provisions of the loan contract.

During 2019 and 2018, respectively, reverse mortgages of $1,584 and $0 were foreclosed or acquired by deed and transferred to real estate.

Other Invested Assets

During 2019, 2018 and 2017, the Company did not recognize any impairment write down for its investments in joint ventures, partnerships or limited liability companies.

During 2017, the Company reassigned its ownership interest in the Prisma Spectrum Fund for an additional interest in the Zero Beta Fund in the amount of $88,481, which resulted in a realized gain of $43,498.

Tax Credits

For the year ending December 31, 2019, the Company had ownership interests in twenty-nine LIHTC properties with a carrying value of . The remaining years of unexpired tax credits ranged from one to twelve and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2020 to 2029 is $66,571. Tax credits recognized in 2019 were $12,733, and other tax benefits recognized in 2019 were $1,546. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

For the year ending December 31, 2018, the Company had ownership interests in twenty-seven LIHTC properties with a carrying value of $35,907. The remaining years of unexpired tax credits ranged from two to twelve and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

expected to be paid during the years 2019 to 2029 is $77,186. Tax credits recognized in 2018 were $7,866, and other tax benefits recognized in 2018 were $2,964. There were no impairment losses, write- downs or reclassifications during the year related to any of these credits.

The following tables provide the carrying value of state transferable tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2019 and 2018:

		December 31, 2019
Description of State Transferable and Non-
transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$568	$1,478
Economic Redevelopment and Growth Tax Credits	NJ	–	18,700
Total		$568	$20,178

		December 31, 2018
Description of State Transferable and Non-
transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$1,268	$2,178
Economic Redevelopment and Growth Tax Credits	NJ	–	18,700
Total		$1,268	$20,878

*The unused amount reflects credits that the Company deems will be realizable in the period 2019-2029.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits as of December 31, 2019, 2018 and 2017.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company's behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2019 and 2018, was as follows:

	2019	2018
Fair value - positive	$218,361	$168,821
Fair value - negative	(117,169)	(94,091)

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

For the years ended December 31, 2019, 2018 and 2017, the Company has recorded ($7,547), $2,406 and ($3,602), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2019, 2018, or 2017 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 13 years for forecasted hedge transactions. For the years ended December 31, 2019, 2018 and 2017 none of the Company's cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2019 and 2018, the Company has accumulated deferred gains in the amount of $1,186 and $1,186, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on futures asset purchases expected to transpire throughout 2026.

Summary of realized gains (losses) by derivative type for the years ended December 31, 2019, 2018 and 2017:

	2019	2018	2017
Options:
Calls	$–	$–	$67
Caps	–	–	(45,848)
Puts	–	–	–
Total options	$–	$–	$(45,781)
Swaps:
Interest rate	$293	$(1,105)	$102,724
Credit	(279)	(2,444)	–
Total return	(9,112)	(4,853)	(26,122)
Total swaps	$(9,098)	$(8,402)	$76,602
Futures - net positions	216,114	(81,504)	167,302
Lehman settlements	14	55	122
Total realized gains (losses)	$207,030	$(89,851)	$198,245

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2019 and 2018:

Asset(1)

2019 2018

Liability(1)

2019 2018

Derivative component of RSATs
Credit default swaps	$ 18,303	$ 16,608	$ (2,535)	$(1,212)
Interest rate swaps	–	–	–	751

(1)Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2019 and 2018:

	Asset(1)		Liability(1)
	2019	2018	2019	2018
Derivative component of RSATs
Credit default swaps	$19,459	$13,304	$(2,855)	$(1,148)
Interest rate swaps	–	–	–	–
Total	$19,459	$13,304	$(2,855)	$(1,148)

(1)Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

The net realized gains (losses) on the derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2019, 2018, and 2017:

	2019	2018	2017
Derivative component of RSATs
Credit default swaps	$(279)	$(2,444)	$–
Interest rate swaps	–	(616)	–
Total	$(279)	$(3,060)	$–

As stated in Note 2, the Company replicates investment grade corporate bonds or sovereign debt by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2019 and 2018:

Rating Agency Designation of Referenced Credit Obligations (1)

AAA/AA/A

Single name credit default swaps (3) Credit default swaps referencing indices

Subtotal

BBB

		2019
	Estimated	Maximum Amount	Weighted
	Fair Value	of Future
	of Credit	Payments under	Average
NAIC	Default	Credit Default	Years to
Designation	Swaps	Swaps	Maturity (2)
1
	$3,915	$273,200	1.7
	7	10,000	41.7
			3.1
	3,922	283,200
2
Single name credit default swaps (3)		9,747	560,760	2.0
Credit default swaps referencing indices		5,721	315,700	2.6
Subtotal		15,468	876,460	2.2
BB	3
Single name credit default swaps (3)		2,924	28,350	2.3
Credit default swaps referencing indices		-	-	-
Subtotal		2,924	28,350	2.3
Total		$22,314	$1,188,010	2.4

(1)The rating agency designations are based on availability and the blending of the applicable ratings among Moody's Investors Service ("Moody's"), Standard and Poor's Rating Services ("S&P"), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)Includes corporate, foreign government and state entities.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

			2018
		Estimated	Maximum Amount	Weighted
		Fair Value	of Future
		of Credit	Payments under	Average
Rating Agency Designation of	NAIC	Default	Credit Default	Years to
Referenced Credit Obligations (1)	Designation	Swaps	Swaps	Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$3,556	$259,450	2.6
Credit default swaps referencing indices		-	-	-
Subtotal		3,556	259,450	2.6
BBB	2
Single name credit default swaps (3)		5,635	590,510	3.0
Credit default swaps referencing indices		2,588	291,500	3.4
Subtotal		8,223	882,010	3.1
BB	3
Single name credit default swaps (3)		2,674	28,350	3.3
Credit default swaps referencing indices		-	-	-
Subtotal		2,674	28,350	3.3
Total		$14,453	$1,169,810	3.0

(1)The rating agency designations are based on availability and the blending of the applicable ratings among Moody's Investors Service ("Moody's"), Standard and Poor's Rating Services ("S&P"), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)Includes corporate, foreign government and state entities.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

At December 31, 2019 and 2018, the Company's outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value
	2019	2018	2019	2018
Derivative assets:
Credit default swaps	$900,200	$886,000	$19,459	$13,304
Currency swaps	51,684	73,235	13,458	14,877
Equity futures	5	2	1,948	2,282
Equity swaps	–	61,739	–	4,589
Interest rate futures	–	–	7	213
Interest rate swaps	365,450	247,450	11,171	9,174
Derivative liabilities:
Credit default swaps	287,810	283,810	(2,855)	(1,148)
Currency swaps	257,493	180,599	17,050	15,155
Equity futures	12	3	1,349	127
Equity swaps	78,802	100	4,361	208
Interest rate futures	1	–	544	39
Interest rate swaps	2,131,433	2,579,033	(75,597)	(44,671)

*Futures are presented in contract format. Swaps and options are presented in notional format.

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2019 and 2018, respectively:

		Gross Restricted (Admitted & Nonadmitted)
			2019
		G/A Supporting
		Separate	Total S/A	S/A Assets
	Total General	Account (S/A)	Restricted	Supporting G/A
Restricted Asset Category	Account (G/A)	Activity	Assets	Activity	Total
Collateral held under security lending
agreements	$757,186	$-	$-	$-	$757,186
Subject to dollar repurchase agreements	254,966	–	–	–	254,966
FHLB capital stock	57,000	–	–	–	57,000
On deposit with states	4,180	–	–	–	4,180
Pledged as collateral to FHLB (including
assets backing funding agreements)	1,829,750	–	–	–	1,829,750
Pledged as collateral not captured in other
categories	249,326	–	–	–	249,326
Other restricted assets	182,479	–	–	–	182,479
Total Restricted Assets	$3,334,887	$–	$–	$–	$3,334,887

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	Gross (Admitted & Nonadmitted) Restricted				Percentage
					Gross (Admitted	Admitted
					& Nonadmitted)	Restricted to
	Total From		Total	Total Admitted	Restricted	Total
	Prior Year	Increase/	Nonadmitted	Restricted	to Total	Admitted
Restricted Asset Category	(2018)	(Decrease)	Restricted	(5 minus 8)	Assets	Assets
Collateral held under security lending
agreements	$574,886	$182,300	$-	$757,186	1.43%	1.44%
Subject to dollar repurchase agreements	109,657	145,309	–	254,966	0.48%	0.49%
FHLB capital stock	66,800	(9,800)	–	57,000	0.11%	0.11%
On deposit with states	4,730	(550)	–	4,180	0.01%	0.01%
Pledged as collateral to FHLB (including
assets backing funding agreements)	2,086,543	(256,793)	–	1,829,750	3.46%	3.48%
Pledged as collateral not captured in other
categories	266,068	(16,742)	–	249,326	0.47%	0.47%
Other restricted assets	195,728	(13,249)	–	182,479	0.34%	0.35%
Total Restricted Assets	$3,304,412	$30,475	$–	$3,334,887	6.30%	6.35%

The following tables show the pledged or restricted assets in other categories as of December 31, 2019 and 2018, respectively:

		Gross (Admitted & Nonadmitted) Restricted
			2019
			Total Separate
			Account (S/A)	S/A Assets
	Total General	G/A Supporting	Restricted	Supporting
Description of Assets	Account (G/A)	S/A Activity	Assets	G/A Activity	Total

Derivatives	$249,326	$–	$–	$–	$249,326
Total	$249,326	$–	$–	$–	$249,326

	Gross (Admitted &
	Nonadmitted) Restricted			Percentage
				Gross
				(Admitted &	Admitted
	Total From		Total Current	Nonadmitted)	Restricted to
	Prior Year	Increase/	Year Admitted	Restricted to	Total Admitted
Description of Assets	(2018)	(Decrease)	Restricted	Total Assets	Assets
Derivatives	$266,068	$(16,742)	$249,326	0.47%	0.47%
Total	$266,068	$(16,742)	$249,326	0.47%	0.47%

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following table shows the collateral received and reflected as assets within the financial statements as of December 31, 2019 and 2018.

2019

			% of CV to
			Total Assets	% of CV to
			(Admitted and	Total Admitted
Collateral Assets	Carrying Value	Fair Value	Nonadmitted)	Assets
Cash	$456,116	$456,116	1.72%	1.75%
Securities lending collateral assets	757,186	757,186	2.86	2.91
Other	997	997	–	–
Total collateral assets	$1,214,299	$1,214,299	4.58%	4.66%

		% of Liability to
	Amount	Total Liabilities
Recognized obligation to return
collateral asset	$1,214,975	5.13%
		2018
			% of CV to
			Total Assets	% of CV to
			(Admitted and	Total Admitted
Collateral Assets	Carrying Value	Fair Value	Nonadmitted)	Assets
Cash	$229,777	$229,777	0.93%	0.94%
Securities lending collateral assets	575,155	575,155	2.32	2.36
Other	1,000	1,000	–	–
Total collateral assets	$805,932	$805,932	3.25%	3.30%

		% of Liability to
	Amount	Total Liabilities
Recognized obligation to return
collateral asset	$806,292	3.60%

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2019	2018	2017
Income:
Bonds	$780,857	$763,422	$579,022
Preferred stocks	1,617	1,441	1,364
Common stocks	91,649	63,241	102,361
Mortgage loans on real estate	119,009	104,675	72,505
Real estate	33,040	35,371	35,366
Policy loans	49,354	49,379	49,680
Cash, cash equivalents and short-term investments	20,104	13,218	10,218
Derivatives	25,690	26,047	23,631
Other invested assets	14,736	11,521	33,533
Gross investment income	1,136,056	1,068,315	907,680
Less: investment expenses	110,855	97,376	81,193
Net investment income before amortization of IMR	$1,025,201	$970,939	$826,487
Amortization of IMR	69,658	79,469	53,005
Net investment income, including IMR	$1,094,859	$1,050,408	$879,492

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

		Realized
	Year Ended December 31
	2019	2018	2017
Bonds	$(5,516)	$(170,936)	$559,366
Preferred stocks	78	–	–
Common stocks	(590)	1,051	39,352
Mortgage loans on real estate	(582)	(1,394)	10,955
Real estate	24,177	(8)	(663)
Cash, cash equivalents and short-term investments	45	(17)	19
Derivatives	207,015	(89,906)	198,123
Other invested assets	12,226	23,531	67,295
Change in realized capital gains (losses), before taxes	236,853	(237,679)	874,447
Federal income tax effect	(8,597)	47,135	(94,516)
Transfer from (to) interest maintenance reserve	874	118,706	(368,479)
Net realized capital gains (losses) on investments	$229,130	$(71,838)	$411,452

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2019	2018	2017

Bonds	$25,237	$8,468	$32,575
Preferred stocks	(6,052)	(1,856)	(1,182)
Common stocks	12	(1,197)	(37,604)
Affiliated entities	19,774	29,355	10,774
Cash equivalents and short-term investments	(13)	29	35
Derivatives	(25,855)	(4,952)	36,372
Other invested assets	48,659	10,159	(49,430)
Change in unrealized capital gains (losses), before taxes
	61,762	40,006	(8,460)
Taxes on unrealized capital gains (losses)	(10,064)	(3,048)	(13,166)
Change in unrealized capital gains (losses), net of tax	$51,698	$36,958	$(21,626)

6. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life premium and annuity considerations, net of reinsurance, at December 31,

2019 and 2018 were as follows:

	2019		2018
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary first-year business	$8,311	$1,553	$9,413	$1,652
Ordinary renewal business	143,173	113,543	149,737	117,652
Group life direct business	5,805	4,051	6,768	4,753
Credit direct business	22	22	86	86
	$157,311	$119,169	$166,004	$124,143

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

7.Policy and Contract Attributes Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2019 and 2018 were as follows:

	Year Ended December 31
	2019	2018

Life insurance reserves	$10,444,776	$9,567,419
Annuity reserves and supplementary contracts with life
contingencies	1,383,733	1,466,569
Accident and health reserves (including long term care)	6,066,092	5,931,736
Total policy reserves	$17,894,601	16,965,724
Deposit-type contracts	356,309	584,693
Policy claims	463,716	434,245
Total policy reserves, deposit-type contracts and claim liabilities
	$18,714,626	$17,984,662

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner's Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner's Standard Group Mortality Table, and the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioner's Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner's Reserve Valuation Method.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner's Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

At December 31, 2019 and 2018, the Company had insurance in force aggregating $3,797,278 and $4,392,920 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Iowa Insurance Division. The Company established policy reserves of $44,585 and $49,923 to cover these deficiencies at December 31, 2019 and 2018, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 1% of ordinary life insurance in force at December 31, 2019 and 2018.

For the years ended December 31, 2019, 2018 and 2017, premiums for participating life insurance policies were $920, $963 and $1,003, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $1,030, $1,025 and $1,081 to policyholders during 2019, 2018 and 2017, respectively, and did not allocate any additional income to such policyholders.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner's Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.25 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner's Annuity Reserve Valuation Method.

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with VM-21. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation covers all variable annuity products. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, guaranteed minimum death benefits, guaranteed minimum withdrawal benefits, guaranteed minimum income benefits, and variable payout annuity with guaranteed floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the stochastic reserves plus the additional standard projection amount.

Both the stochastic reserves and the standard projection are determined as the CTE70 of the scenario reserves. To determine the CTE70 values, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and the Society of Actuaries. The stochastic reserves use and prudent estimate assumptions based on company experience, while the standard

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

projection uses the assumptions prescribed in VM-21 for determining the additional standard projection amount.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2019 and 2018, the Company had no premium deficiency reserve related to accident and health policies.

The Company's primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims
	Liability			Unpaid Claims
	Beginning of	Claims	Claims	Liability End
	Year	Incurred	Paid	of Year
Year ended December 31, 2019

2019	$-	$864,693	$266,218	$598,474
2018 and prior	1,860,793	(18,289)	558,704	1,283,801

	1,860,793	$846,404	$824,922	1,882,276
Active life reserve	$4,390,665			$4,512,675

Total accident and health
reserves	$6,251,458			$6,394,951

	Unpaid Claims
	Liability			Unpaid Claims
	Beginning of	Claims	Claims	Liability End
	Year	Incurred	Paid	of Year
Year ended December 31, 2018

2018	$-	$954,895	$294,034	$660,861
2017 and prior	1,751,452	(12,178)	539,342	1,199,932
	1,751,452	$942,717	$833,376	1,860,793
Active life reserve	$4,238,123			$4,390,665

Total accident and health

reserves	$5,989,575			$6,251,458

The Company's unpaid claims reserve was increased (decreased) by $(18,289) and $(12,178) for the years ended December 31, 2019 and 2018, respectively, for health claims that were incurred prior to those balance sheet dates. The change in 2019 and 2018 resulted primarily from variances in the estimated frequency of claims and claim severity.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability			Liability
	Beginning of			End of
	Year	Incurred	Paid	Year
Year ended December 31, 2019

2019	$–	$15,113	$1,428	$13,685
2018 and prior	46,226	(14,407)	2,464	29,355
	$46,226	$706	$3,892	$43,040
Year ended December 31, 2018

2018	$–	$19,236	$2,819	$16,417
2017 and prior	43,512	(11,813)	1,890	29,809
	$43,512	$7,423	$4,709	$46,226

The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2019 or 2018.

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Included in the liability for deposit-type contracts at December 31, 2019 and 2018 are approximately $11,288 and $11,543, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

			December 31
			2019
		Separate	Separate
	General	Account with	Account Non-
Individual Annuities:	Account	Guarantees	Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$7,602	$6,629	$–	$14,230	0%
At book value less surrender charge
of 5% or more	2,535	–	–	2,535	0
At fair value	85	–	20,282,900	20,282,984	93
Total with adjustment or at fair value	10,221	6,629	20,282,900	20,299,749	93
At book value without adjustment
(minimal or no charge or adjustment)	963,508	–	–	963,508	4
Not subject to discretionary withdrawal
provision	321,922	–	134,490	456,411	2
Total individual annuity reserves	1,295,651	6,629	20,417,389	21,719,669	100%
Less reinsurance ceded	210,156	–	–	210,156

Net individual annuity reserves	$1,085,496	$6,629	$20,417,389	$21,509,514

			December 31
			2019
		Separate	Separate
	General	Account with	Account Non-
Group Annuities	Account	Guarantees	Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$711	$8,844	$–	$9,555	0%
At fair value	–	–	2,142,869	2,142,869	86
Total with adjustment or at fair value	711	8,844	2,142,869	2,152,424	86
At book value without adjustment
(minimal or no charge or adjustment)	318,578	–	–	318,578	13
Not subject to discretionary withdrawal
provision	29,631	–	–	29,631	1
Total group annuity reserves	348,920	8,844	2,142,869	2,500,633	100%
Less reinsurance ceded	–	–	–	–

Net group annuity reserves	$348,920	$8,844	$2,142,869	$2,500,633

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Deposit-type contracts (no life contingencies):

Not subject to discretionary withdrawal provision

Total deposit-type contracts

Less reinsurance ceded

Net deposit- type contracts

December 31

2019

	Separate	Separate
General	Account with	Account Non-
Account	Guarantees	Guaranteed	Total	Percent
$320,770	$–	$2,417	$323,187	100%
320,770	–	2,417	323,187	100%
15,143	–	–	15,143

$305,627	$–	$2,417	$308,044

Reconcililation to the Annual Statement:

Life & Accident & Health Annual Statement:

Exhibit 5, Annuities section, total (net)

Exhibit 5, Supp contracts with life contingencies section, total (net) Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance

Subtotal

Separate Accounts Annual Statement:

Exhibit 3, Annuities section, total

Exhibit 3, Supp contracts with life contingencies section, total Other contract deposit funds

Subtotal

Combined total

Amount

$ 1,145,835

237,898

356,309

1,740,042

22,441,205

134,526

2,417

22,578,149

$ 24,318,191

December 31

2018

		Separate
	General	Account with	Separate Account
Individal Annuities:	Account	Guarantees	Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$7,885	$6,677	$–	$14,562	0%
At book value less surrender charge
of 5% or more	3,458	–	–	3,458	0
At fair value	3,038	–	17,464,766	17,467,804	92
Total with adjustment or at fair value	14,380	6,677	17,464,766	17,485,824	92
At book value without adjustment
(minimal or no charge or adjustment)	1,011,556	–	–	1,011,556	5
Not subject to discretionary withdrawal
provision	405,171	–	103,186	508,357	3
Total individual annuity reserves	1,431,107	6,677	17,567,953	19,005,737	100%
Less reinsurance ceded	287,593	–	–	287,593

Net individual annuities reserves	$1,143,514	$6,677	$17,567,953	$18,718,144

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

			December 31
			2018
		Separate
	General	Account with	Separate Account
Group Annuities:	Account	Guarantees	Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$648	$9,780	$–	$10,427	0%
At fair value	–	–	2,437,946	2,437,946	86
Total with adjustment or at fair value	648	9,780	2,437,946	2,448,373	87
At book value without adjustment
(minimal or no charge or adjustment)	343,252	–	–	343,252	12
Not subject to discretionary withdrawal
provision	30,091	–	–	30,091	1
Total group annuities reserves	373,991	9,780	2,437,946	2,821,716	100%
Less reinsurance ceded	–	–	–	–

Net group annuities reserves	$373,991	$9,780	$2,437,946	$2,821,716

			December 31
			2018
		Separate
Deposit-type contracts (no life	General	Account with	Separate Account
contingencies):	Account	Guarantees	Non-Guaranteed	Total	Percent
provision	$549,673	$–	$1,693	$551,366	100%
Total deposit-type contracts	549,673	–	1,693	551,366	100%
Less reinsurance ceded	15,916	–	–	15,916

Net deposit-type contracts	$533,756	$–	$1,693	$535,450

Reconcililation to the Annual Statement:

Life & Accident & Health Annual Statement:

Exhibit 5, Annuities section, total (net)

Exhibit 5, Supp contracts with life contingencies section, total (net) Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance

Subtotal

Separate Accounts Annual Statement:

Exhibit 3, Annuities section, total

Exhibit 3, Supp contracts with life contingencies section, total Other contract deposit funds

Subtotal

Combined total

Amount

           $ 1,252,507 214,062

584,693

2,051,261

19,919,133

103,223

1,693

20,024,049

          $ 22,075,310

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Amount of reserves on life products, by withdrawal characteristics, is summarized as follow:

			December 31
				2019
					Separate Account - Guaranteed and
		General Account			Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$46,855	$49,165	$82,395	$–	$–	$–
Universal life	1,465,607	1,286,331	1,547,962	–	–	–
Universal life with secondary guarantees	2,375	2,338	2,391	–	–	–
Indexed universal life with secondary	3,825,616	2,436,729	3,500,501	–	–	–
guarantees
Other permanent cash value life	3,299,189	3,513,583	5,450,095	–	–	–
Insurance
Variable universal life	604,929	592,688	635,586	3,909,192	3,878,306	3,884,304
Not subject to discretionary withdrawal
or no cash values
Term policies without cash value	–	–	498,864	–	–	–
Accidental death benefits	–	–	15,453	–	–	–
Disability- active lives	–	–	35,660	–	–	–
Disability- disabled lives	–	–	116,543	–	–	–
Miscellaneous reserves	–	–	360,709	–	–	–
Total (gross)	9,244,572	7,880,834	12,246,159	3,909,192	3,878,306	3,884,304
Reinsurance ceded	179	179	1,801,384	–	–	–
Total (net)	$9,244,394	$7,880,656	$10,444,776	$3,909,192	$3,878,306	$3,884,304

Reconciliation to the Annual Statement:

Life & Accident & Health Annual Statement: Exhibit 5, Life insurance section, total (net)

Exhibit 5, Accidental death benefits section total (net) Exhibit 5, Disability - active lives section, total (net) Exhibit 5, Disability - disabled lives section, total (net) Exhibit 5, Miscellaneous reserves section, total (net)

Subtotal

Separate Accounts Annual Statement:

Exhibit 3, Life insurance section, total

Subtotal

Combined total

Amount

$ 9,935,044 15,453 32,467 115,629 346,182

10,444,776

3,884,304

3,884,304

     $ 14,329,079

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

			December 31
				2018
					Separate Account - Guaranteed and
		General Account			Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$43,796	$46,558	$81,109	$–	$–	$–
Universal life	1,225,940	1,112,843	1,614,862	–	–	–
Universal life with secondary guarantees	2,429	2,366	2,432	–	–	–
Indexed universal life with secondary	3,204,343	1,978,577	2,888,016	–	–	–
guarantees
Other permanent cash value life	3,914,841	4,136,607	5,386,907	–	–	–
Insurance
Variable universal life	596,517	576,230	631,725	3,244,160	3,208,949	3,208,268
Not subject to discretionary withdrawal
or no cash values
Term policies without cash value	–	–	503,026	–	–	–
Accidental death benefits	–	–	16,248	–	–	–
Disability- active lives	–	–	34,741	–	–	–
Disability- disabled lives	–	–	119,414	–	–	–
Miscellaneous reserves	–	–	117,498	–	–	–
Total (gross)	8,987,866	7,853,181	11,395,979	3,244,160	3,208,949	3,208,268
Reinsurance ceded	5,974	5,974	1,828,560	–	–	–
Total (net)	$8,981,892	$7,847,206	$9,567,419	$3,244,160	$3,208,949	$3,208,268

Reconciliation to the Annual Statement:

Life & Accident & Health Annual Statement: Exhibit 5, Life insurance section, total (net)

Exhibit 5, Accidental death benefits section total (net) Exhibit 5, Disability - active lives section, total (net) Exhibit 5, Disability - disabled lives section, total (net) Exhibit 5, Miscellaneous reserves section, total (net)

Subtotal

Separate Accounts Annual Statement: Exhibit 3, Life insurance section, total

Subtotal

Combined total

Amount

$ 9,299,306 16,248 31,530 118,484 101,851

9,567,419

–

3,208,268

3,208,268

    $ 12,775,687

Separate Accounts

Certain separate and variable accounts held by the Company represent funds for which the benefit is determined by the performance and/or fair value of the investments held in the separate account. The assets of these are carried at fair value. These variable annuities generally provide an additional minimum guaranteed death benefit. Some variable annuities also provide a minimum guaranteed income benefit. The Company's Guaranteed Indexed separate accounts provide customers a return based on the total performance of a specified financial index plus an enhancement. Hedging instruments that return the chosen index are purchased by the Company and held within the separate account. The assets in the accounts, carried at fair value, consist primarily of long-term bonds.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2019, 2018 and 2017 is as follows:

Premiums, deposits and other considerations for the year ended December 31, 2019

Reserves for separate accounts as of December 31, 2019 with assets at:

Fair value

Total as of December 31, 2019

Reserves for separate accounts by withdrawal characteristics as of December 31, 2019:

With fair value adjustment At fair value

Subtotal

Not subject to discretionary withdrawal

Total separate account reserve liabilities at December 31, 2019

Nonindexed
Guarantee	Nonguaranteed
Less Than or	Separate
Equal to 4%	Accounts	Total

$47	$844,837	$844,884

$15,473	$26,446,979	$26,462,452
$15,473	$26,446,979	$26,462,452

$15,473	$–	$15,473
–	26,310,072	26,310,072
$15,473	$26,310,072	$26,325,545
–	136,907	136,907
$15,473	$26,446,979	$26,462,452

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	Nonindexed
	Guarantee	Nonguaranteed
	Less Than or	Separate
	Equal to 4%	Accounts		Total
Premiums, deposits and other
considerations for the year
ended December 31, 2018	$166	$995,559		$995,725
Reserves for separate accounts
as of December 31, 2018 with
assets at:
Fair value	$16,457	$23,215,860	$	$ 23,232,317
Total as of December 31, 2018	$16,457	$23,215,860		$23,232,317
Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2018:
With fair value adjustment	$16,457	$–		$16,457
At fair value	–	23,110,980		23,110,980
Subtotal	$16,457	$23,110,980		$23,127,437
Not subject to discretionary
withdrawal	–	104,880		104,880
Total separate account reserve
liabilities at December 31, 2018	$16,457	$23,215,860		$23,232,317

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Premiums, deposits and other considerations for the year ended December 31, 2017

Reserves for separate accounts as of December 31, 2017 with assets at:

Fair value

Total as of December 31, 2017

Reserves for separate accounts by withdrawal characteristics as of December 31, 2017:

With fair value adjustment

At fair value

Subtotal

Not subject to discretionary withdrawal

Total separate account reserve liabilities at December 31, 2017

Nonindexed
Guarantee	Nonguaranteed
Less Than or	Separate
Equal to 4%	Accounts	Total
$128	$1,005,564	$1,005,692

$17,955	$24,836,712	$24,854,667
$17,955	$24,836,712	$24,854,667

$17,955	$–	$17,955
–	24,725,399	24,725,399
$17,955	$24,725,399	$24,743,354
–	111,313	111,313
$17,955	$24,836,712	$24,854,667

A reconciliation of the amounts transferred to and from the Company's separate accounts is presented below:

	2019	2018	2017
Transfer as reported in the summary of
operations of the separate accounts
statement:
Transfers to separate accounts	$866,291	$1,010,534	$1,024,418
Transfers from separate accounts	(2,228,421)	(1,460,192)	(1,290,485)
Net transfers from separate accounts	(1,362,130)	(449,658)	(266,067)
Miscellaneous reconciling adjustments	101,052	117,578	104,721
Net transfers as reported in the summary
of operations of the life, accident and health
annual statement	$(1,261,078)	$(332,080)	$(161,346)

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. The assets legally insulated from general account claims at December 31, 2019 and 2018 are attributed to the following products:

	2019	2018
Group annuities	$2,146,648	$2,446,903
Variable annuities	20,425,457	17,578,936
Variable universal life	3,909,194	3,244,160
Modified separate account	17,709	17,970
WRL asset accumulator	9,326	8,170
Total separate account assets	$26,508,334	$23,296,139

To compensate the general account for the risk taken, the separate account paid risk charges of $9,441, $11,344, $12,133, $11,993, and $12,368 to the general account in 2019, 2018, 2017, 2016 and 2015, respectively. During the years ended December 31, 2019, 2018, 2017, 2016 and 2015, the general account of the Company had paid $540, $480, $750, $15,371, and $43,256, respectively, toward separate account guarantees.

The Company does not participate in securities lending transactions within the separate account.

8. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations earned reflect the following reinsurance amounts:

	Year Ended December 31
	2019	2018	2017
Direct premiums
	$3,348,455	$3,578,753	$3,656,349
Reinsurance assumed - non affiliates	54,209	68,724	76,854
Reinsurance assumed - affiliates	414,063	405,528	2,153,409
Reinsurance ceded - non affiliates	(103,725)	(75,864)	(3,181,521)
Reinsurance ceded - affiliates	(365,122)	(427,119)	(408,787)
Net premiums earned	$3,347,881	$3,550,022	$2,296,304

The Company received reinsurance recoveries in the amount of $587,197, $591,703 and $558,976 during 2019, 2018 and 2017, respectively. At December 31, 2019 and 2018, estimated amounts recoverable from

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

reinsurers that have been deducted from policy and contract claim reserves totaled $31,033 and $29,604. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2019 and 2018 of $4,161,453 and $4,320,660, respectively, of which $1,920,004 and $2,016,383 were ceded to affiliates.

During 2019, 2018 and 2017, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $279,776 ($181,854 after tax), $276,268 ($179,574 after tax) and $109,601 ($71,241 after tax), respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Letters of credit held for all unauthorized reinsurers as of December 31, 2019, 2018 and 2017 were $1,235,644, $1,285,244 and $1,330,944 respectively.

Effective July 1, 2019, the Company recaptured indexed universal life and variable universal life insurance business from an affiliate, WFG Reinsurance Limited. The Company paid cash of $39,039, recaptured $1,725 in policyholder reserves, $488 in claim reserves and policy loans of $1,176. The transaction resulted in a pre-tax loss of $40,076 which was partially offset by a commission expense allowance of $6,472 as unamortized amounts previously deferred to unassigned surplus related to the original inforce reinsurance transactions were released.

Effective October 1, 2018, the Company recaptured credit insurance business from an affiliate, Ironwood Re Corp. The Company released $248 of funds withheld liability, recaptured $335 of policyholder reserves and $68 of claim reserves. The transaction resulted in a pre-tax loss of $155 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to Ironwood in the amount of $309 ($201 after-tax) with a corresponding charge to unassigned surplus.

Effective October 1, 2018, the Company recaptured insurance business from an affiliate, Harbor View Re Corp. The Company paid cash of $1,400, released a funds withheld liability of $9,750 and assumed $10,387 of policyholder reserves, $144 of claim reserves and net due premiums and commissions of $781. The transaction resulted in a pre-tax loss of $1,400 which has been included in the Statements of Operations.

Effective October 1, 2018, the Company recaptured group health insurance business from Transamerica Life Insurance Company (TLIC), an affiliate. The Company received cash of $33,799, recaptured $13,767 of policyholder reserves, $980 of unearned premium reserve and $7,366 of claim reserves. The transaction resulted in a pre-tax gain of $11,686 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original transaction in the amount of $2,191 ($1,424 after-tax) with a corresponding charge to unassigned surplus.

Effective June 29th, 2018, the Company and Wilton Re U. S. Holdings, Inc. (Wilton Re) entered into an agreement as to the "Final Net Settlement Statements and Other Matters" (NSS) associated with the reinsurance agreement between the two companies that was effective April 1, 2017. This agreement related to the reinsurance of the payout annuity and BOLI/COLI business to Wilton Re. As a result of the

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

mutual concessions between the parties, Wilton Re paid the Company $19,084. In addition, the Company released a reinsurance receivable in the amount of $8,428 related to the initial proposed NSS used for closing. The net pretax impact to capital and surplus of these adjustments was $10,656.

Effective December 1, 2017, the Company entered into an agreement with TLIC to convert the modified coinsurance agreement to coinsurance and funds withheld. As a result, TLIC transferred cash and invested assets to the Company. Assets that were not able to be transferred were retained in a FWH portfolio by TLIC until they mature, are sold or can be transferred. The company received cash and invested assets with a market value of $6,487,360 along with policy reserves of $4,543,045 and claim reserves of $199,940 net of due an advance premium of $5,815 from TLIC (which the Company previously assumed on a modco basis). As a result of the transaction $1,144,148 of IMR were released from TLIC and transferred to the Company. The transaction results in a pre-tax gain of $606,041 ($393,926 net of tax) which has been reported in surplus. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

On June 28, 2017, Transamerica completed a transaction to reinsure its payout annuity business and Bank Owned Life Insurance/ Corporate Owned Life Insurance business (BOLI/COLI). Under the terms of the Master Agreement, the Company entered into a 100% coinsurance (general account liabilities)/modified coinsurance (separate account liabilities) reinsurance agreement with Wilton Reassurance Company, with an effective date of April 1, 2017. The Company transferred assets in the amount of $3,063,865, which included a ceding commission of $135,819, and released policy and deposit-type reserves of $2,264,229 and policy loans of $7,545 related to the business. Modified coinsurance separate account reserves of $401,609 were retained by the company. As a part of the transaction, the company realized $568,029 in net gains on the assets that were transferred of which $363,243 were deferred to IMR. The IMR liability simultaneously was released along with historical deferrals associated with the blocks of business in the amount of $429,415, resulting in a pretax loss of $172,980, which has been included in the Statements of Operations.

Effective January 1, 2017, the Company entered into a coinsurance retrocession agreement with TLIC Watertree Reinsurance, Inc. (TWRI), an affiliate, under which TWRI coinsures to the Company accelerated death benefits on a product ceded from Transamerica Life Insurance Company to TWRI.

Effective April 14, 2015, the reinsurance agreement dated December 31, 2008 reinsuring variable annuity reinsurance between the Company and Transamerica International Re (Bermuda) Ltd (TIRe), an affiliate, was novated to Firebird Re Corp. (FReC), also an affiliate. Subsequent to the novation, the Companies entered into an amended and restated reinsurance agreement related to the block of business. The modified coinsurance reinsurance reserves were converted to coinsurance reserves and a general account funds withheld was established. During 2017, the Company received invested assets in the amount of $22,479 from FReC as settlement of reinsurance receivables. FReC merged into TLIC, an affiliate, effective October 1, 2018, so the reinsurance agreement is now with TLIC. In 2018, all reinsurance between the Company and TLIC (FReC) was settled in cash.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

9. Income Taxes

The net deferred income tax asset at December 31, 2019 and 2018 and the change from the prior year are comprised of the following components:

		December 31, 2019
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$708,175	$31,638	$739,813
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	708,175	31,638	739,813
Deferred Tax Assets Nonadmitted	334,893	–	334,893
Subtotal (Net Deferred Tax Assets)	373,282	31,638	404,920
Deferred Tax Liabilities	129,055	44,616	173,671
Net Admitted Deferred Tax Assets	$244,227	$(12,978)	$231,249

		December 31, 2018
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$693,441	$51,157	$744,598
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	693,441	51,157	744,598
Deferred Tax Assets Nonadmitted	335,913	–	335,913
Subtotal (Net Deferred Tax Assets)	357,528	51,157	408,685
Deferred Tax Liabilities	123,272	46,464	169,736
Net Admitted Deferred Tax Assets	$234,256	$4,693	$238,949

		Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$14,734	$(19,519)	$(4,785)
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	14,734	(19,519)	(4,785)
Deferred Tax Assets Nonadmitted	(1,020)	–	(1,020)
Subtotal (Net Deferred Tax Assets)	15,754	(19,519)	(3,765)
Deferred Tax Liabilities	5,783	(1,848)	3,935
Net Admitted Deferred Tax Assets	$9,971	$(17,671)	$(7,700)

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2019	2018	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$364,402	$361,776	$2,626
Investments	74,613	68,973	5,640
Deferred acquisition costs	237,251	227,453	9,798
Policyholder dividends accrual	196	210	(14)
Fixed assets	1,590	420	1,170
Compensation and benefits accrual	383	358	25
Receivables - nonadmitted	19,999	23,535	(3,536)
Other (including items <5% of total
ordinary tax assets)	9,741	10,716	(975)
Subtotal	708,175	693,441	14,734
Nonadmitted	334,893	335,913	(1,020)
Admitted ordinary deferred tax assets	373,282	357,528	15,754
Capital:
Investments	31,638	51,157	(19,519)
Subtotal	31,638	51,157	(19,519)
Admitted capital deferred tax assets	31,638	51,157	(19,519)
Admitted deferred tax assets	$404,920	$408,685	$(3,765)

	Year Ended December 31
	2019	2018	Change
Deferred Tax Liabilities:
Ordinary
Investments	$72,740	$66,130	$6,610
Policyholder reserves	53,123	53,653	(530)
Other (including items <5% of total
ordinary tax liabilities)	3,191	3,489	(298)
Subtotal	129,054	123,272	5,782
Capital
Investments	44,617	46,464	(1,847)
Subtotal	44,617	46,464	(1,847)
Deferred tax liabilities	173,671	169,736	3,935
Net deferred tax assets/liabilities	$231,249	$238,949	$(7,700)

As a result of the 2017 Tax Cuts and Jobs Act (TCJA), the Company's tax reserve deductible temporary difference decreased by ($400,000). This change results in an offsetting $400,000 deductible temporary

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

As discussed in Note 2, for the years ended December 31, 2019 and 2018 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

			December 31, 2019
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks	$–	$11,238	$11,238
2(b)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)	220,011	–	220,011

1.Adjusted Gross Deferred Tax Assets Expected to be Realized Following the

	Balance Sheet Date	220,011	–	220,011
	2. Adjusted Gross Deferred Tax Assets
	Allowed per Limitation Threshold	XXX	XXX	310,453
2(c) Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities	153,271	20,400	173,671
2(d)	Deferred Tax Assets Admitted as the result of
	application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$373,282	$31,638	$404,920

			December 31, 2018
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks	$–	$17,086	$17,086
2(b)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)	221,863	–	221,863
	1. Adjusted Gross Deferred Tax Assets
	Expected to be Realized Following the
	Balance Sheet Date	221,863	–	221,863
	2. Adjusted Gross Deferred Tax Assets
	Allowed per Limitation Threshold	XXX	XXX	258,932
2(c)	Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities	135,665	34,071	169,736
2(d)	Deferred Tax Assets Admitted as the result of
	application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$357,528	$51,157	$408,685

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

			Change
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks	$–	$(5,848)	$(5,848)
2(b)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)	(1,852)	–	(1,852)
	1. Adjusted Gross Deferred Tax Assets
	Expected to be Realized Following the
	Balance Sheet Date	(1,852)	–	(1,852)
	2. Adjusted Gross Deferred Tax Assets
	Allowed per Limitation Threshold	XXX	XXX	51,521
2(c)	Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities	17,606	(13,671)	3,935
2(d)	Deferred Tax Assets Admitted as the result of
	application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$15,754	$(19,519)	$(3,765)

		December 31
		2019	2018	Change
Ratio Percentage Used To Determine Recovery
Period and Threshold Limitation Amount		877%	758%	119%
Amount of Adjusted Capital and Surplus Used To

Determine Recovery Period and Threshold
Limitation in 2(b)2 Above		$2,069,687	$1,726,211	$343,476

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The impact of tax planning strategies at December 31, 2019 and 2018 was as follows:

		December 31, 2019
Ordinary		Capital
Percent		Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	2%	0%	2%

		December 31, 2018
Ordinary		Capital
Percent		Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	30%	4%

The Company's tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2019	2018	Change
Current Income Tax
Federal	$39,259	$30,372	$8,887
Subtotal	39,259	30,372	8,887
Federal income tax on net capital gains	8,597	(47,135)	55,732
Federal and foreign income taxes incurred	$47,856	$(16,763)	$64,619

	Year Ended December 31
	2018	2017	Change
Current Income Tax
Federal	$30,372	$903,151	$(872,779)
Subtotal	30,372	903,151	(872,779)
Federal income tax on net capital gains	(47,135)	94,516	(141,651)
Federal and foreign income taxes incurred	$(16,763)	$997,667	$(1,014,430)

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company's current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2019	2018	2017
Current income taxes incurred	$47,856	$(16,763)	$997,667
Change in deferred income taxes	(10,084)	(7,833)	39,231
(without tax on unrealized gains and losses)
Total income tax reported	$37,772	$(24,596)	$1,036,898

Income before taxes	$619,186	$400,924	$1,058,153
	21.00%	21.00%	35.00%
Expected income tax expense (benefit) at
statutory rate	$130,029	$84,194	$370,354
Increase (decrease) in actual tax reported resulting from:
Pre-tax income of disregarded subsidiaries	$(2,007)	$(2,411)	$(1,074)
Dividends received deduction	(31,895)	(25,962)	(46,859)
Tax-exempt income	(861)	(1,102)	(1,663)
Nondeductible expenses	252	604	304
Pre-tax items reported net of tax	(52,817)	(54,399)	344,472
Tax credits	(13,951)	(9,199)	(6,892)
Prior period tax return adjustment	4,028	(21,398)	4,029
Change in tax rates	–	–	357,034
Change in uncertain tax positions	–	948	(3,844)
Deferred tax expense on other items in surplus	4,916	3,900	20,986
Other	78	229	51
Total income tax reported	$37,772	$(24,596)	$1,036,898

On December 22, 2017, the TCJA reduced the federal tax rate to 21%. As a result, the Company reduced its net deferred tax asset balance by $357,034, excluding $23,017 of net deferred tax asset reduction on unrealized gains/(losses) in the 2017 financial statements.

The effects of the U.S. tax reform were reflected in the 2017 financial statements as determined or as reasonably estimated provisional amounts based on available information subject to interpretation in accordance with the SEC's Staff Accounting Bulletin No. 118 (SAB 118), as adopted by NAIC SAPWG INT 18-01. SAB 118 provides guidance on accounting for the effects of U.S. tax reform where the Company's determinations are incomplete but the Company can determine a reasonable estimate. The TCJA related disclosures and figures in the 2018 financials represent final impacts with no estimated figures remaining.

The Company's federal income tax return is consolidated with other included affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2019.

The following is income tax expense for current year and preceding years that is available for recoupment in the event of future losses:

Total
2019	$7,361
2018	$–
2017	$72,284

The total amount of the unrecognized tax benefits that, if recognized, would affect the effective income tax rate:

Unrecognized Tax
Benefits
Balance at January 1, 2018	$1,804
Tax positions taken during prior period	948
Balance at December 31, 2018	$2,752
Balance at December 31, 2019	$2,752

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the balance sheet as income taxes includes the following:

Balance at January 1, 2017 Interest expense (benefit) Penalties expense (benefit) Cash (paid) received Balance at December 31, 2017 Interest expense (benefit) Penalties expense (benefit) Cash (paid) received Balance at December 31, 2018 Interest expense (benefit) Penalties expense (benefit) Cash (paid) received Balance at December 31, 2019

Interest	Penalties	Total payable (receivable)
$236	$–	$236
(20)	–	(20)
–	–	–
–	–	–
$216	$–	$216
419	–	419
–	–	–
–	–	–
$635	$–	$635
264	–	264
–	–	–
–	–	–
$899	$–	$899

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company has no federal income tax returns currently under examination. The Internal Revenue Service completed its examination for years 2009 through 2013 resulting in tax return adjustments for which an appeals conference was requested. Federal income tax returns filed in 2014 through 2018 remain open, subject to potential future examination. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

10. Capital and Surplus

The Company has two classes of common stock, Class A and Class B. Each outstanding share of Class A is entitled to four votes for any matter submitted to a vote at a meeting of stockholders, whereas each outstanding share of Class B is entitled to one such vote. The Company has 10,000 shares of Class A and 10,000 shares of Class B common shares authorized at $750 per share par value of which, 9,819 of Class A and 3,697 of Class B were issued and outstanding at December 31, 2019 and 2018.

The Company has no preferred stock authorized.

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company's statutory surplus as of the preceding December 31, or (b) the Company's statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2019, without the prior approval of insurance regulatory authorities, is $349,625.

On February 1, 2019, the Company paid ordinary common stock dividends of $8,444 to Commonwealth General Corporation.

The Company received ordinary common stock dividends of $30,000, $20,000, $15,000, and $15,000 from World Financial Group Insurance Agency, Inc. on March 29, 2019, June 21, 2019, September 30, 2019, and December 20, 2019, respectively.

On December 20, 2019, Transamerica Realty paid ordinary common stock dividends of $2,826 to the Company.

The Company reported a contribution receivable from parent of $150,000 at December 31, 2017. The contribution was received on February 1, 2018.

On December 31, 2018 the Company received a $6 contribution from its subsidiary Transamerica Asset Management, Inc. On December 31, 2018, the Company paid a $1,360 non-cash contribution to its subsidiary, Real Estate Alternatives Portfolio 3A, Inc. (REAP 3A). On December 19, 2018, the Company received a common stock dividend from its subsidiary, World Financial Group Insurance Agency, Inc. in the amount of $30,000. On September 27, 2018, the Company received a non-cash common stock dividend from its subsidiary, World Financial Group Insurance Agency, Inc. in the amount of $30,000.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2019, the Company meets the minimum RBC requirements.

The Company's surplus notes are held by CGC and Transamerica Corporation (TA Corp). These notes are due 20 years from the date of issuance at an interest rate of 6% and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. The Company received approval from the Iowa Insurance Division prior to paying quarterly interest payments.

On December 20, 2019, the Company repaid in full its $57,266 surplus note with Transamerica Corporation and made a partial repayment of $42,734 on its surplus note with Commonwealth General Corporation. The Company received IID approval for this transaction. Additional information related to the outstanding surplus notes at December 31, 2019 and 2018 is as follows:

For Year	Balance	Interest Paid	Cumulative	Accrued
Ending	Outstanding	Current Year	Interest Paid	Interest
2019
CGC	$60,000	$6,306	$98,822	$300
TA Corp	–	3,627	45,724	–
Total	$60,000	$9,933	$144,546	$300
2018

CGC	$102,734	$6,164	$92,515	$514
TA Corp	57,266	3,436	42,097	286

Total	$160,000	$9,600	$134,612	$800

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

11. Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2019 and 2018, respectively, securities with a fair value of $716,001 and $555,825 were on loan under securities lending agreements as part of this program. At December 31, 2019 and 2018, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $757,186 and $575,155 at December 31, 2019 and 2018, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2019	2018
Open	$757,186	$574,886
Total	757,186	574,886
Securities received	–	–
Total collateral received	$757,186	$574,886

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The maturity dates of the reinvested securities lending collateral are as follows:

		2019	2018
	Amortized		Amortized
	Cost	Fair Value	Cost	Fair Value
Open	$26,407	$26,407	$85,260	$85,260
30 days or less	208,268	208,268	140,236	140,236
31 to 60 days	309,546	309,546	104,248	104,249
61 to 90 days	75,517	75,517	60,156	60,155
91 to 120 days	73,818	73,818	104,653	104,653
121 to 180 days	63,630	63,630	80,602	80,602
Total	757,186	757,186	575,155	575,155
Securities received	–	–	–	–
Total collateral reinvested	$757,186	$757,186	$575,155	$575,155

For securities lending, the Company's source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $757,905 (fair value of $757,186) that are currently tradable securities that could be sold and used to pay for the $757,186 in collateral calls that could come due under a worst-case scenario.

12.Retirement and Compensation Plans Defined Contribution Plans

The Company's employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will match an amount up to three percent of the participant's eligible earnings. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA). Benefits expense was $1,746, $1,767 and $1,805 was allocated to the Company for the years ended December 31, 2019, 2018 and 2017, respectively.

Defined Benefit Plans

The Company's employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on years of service and the employee's eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula. The plan is subject to the reporting and disclosure requirements of the ERISA.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

TA Corp sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee's eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Service Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $3,889, $3,832 and $4,166, for the years ended December 31, 2019, 2018 and 2017, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company expensed $585, $710 and $769 related to these plans for the years ended December 31, 2019, 2018 and 2017, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2019, 2018 and 2017 was insignificant.

13. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, LLC. whereby the advisor serves as the administrator and advisor for the Company's mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company provides office space, marketing and administrative services to certain affiliates. The amount received by the Company as a result of being a party to these agreements was $121,914, $101,998 and $50,807 during 2019, 2018 and 2017, respectively. The amount paid as a result of being a party to these agreements was $449,378, $477,650 and $328,319 during 2019, 2018 and 2017, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $19, $24 and $41 for the years ended December 31, 2019, 2018 and 2017, respectively.

At December 31, 2019 and 2018, the Company reported a net amount of $28,746 and ($12,506) (payable to)/receivable from parent, subsidiary and affiliated companies, respectively. Terms of settlement require that these amounts be settled within 90 days. Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate.

During 2019, 2018 and 2017, the Company (paid)/received net interest of ($37), ($582) and ($75), respectively, to affiliates.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the Transamerica Series Trust. The Company received $20,792, $21,516 and $22,070 for these services during 2019, 2018 and 2017, respectively.

At December 31, 2019, the Company had short-term intercompany notes receivable of $102,900 as follows. In accordance with SSAP No. 25, Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
Transamerica Corporation	$8,600	December 18, 2020	1.61%
Transamerica Corporation	94,300	December 30, 2020	1.61%

At December 31, 2018, the Company had short-term intercompany notes receivable of $194,600 as follows.

Receivable from	Amount	Due By	Interest Rate
Transamerica Corporation	$24,100	September 21, 2019	1.99%
Transamerica Corporation	22,500	October 3, 2019	2.15%
Transamerica Corporation	12,800	October 5, 2019	2.15%
Transamerica Corporation	29,200	October 26, 2019	2.15%
Transamerica Corporation	106,000	December 14, 2019	2.31%

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate, TLIC. At December 31, 2019 and 2018, the cash surrender value of these policies was $170,124 and $167,126, respectively.

During 1998, TLIC issued life insurance policies to LIICA, covering the lives of certain LIICA employees. The Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008, resulting in the Company assuming all liabilities of TLIC arising under these policies. Accordingly, the Company held aggregate reserves for policies and contracts related to these policies of $181,648 and $179,004 at December 31, 2019 and 2018, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Information regarding the Company's affiliated reinsurance transactions is available in Note 8. Reinsurance.

Information regarding the Company's affiliated guarantees is available in Note 15. Commitments and Contingencies.

The Company utilizes the look-through approach in valuing its investment in the following ten entities.

Real Estate Alternatives Portfolio 3, LLC	$6,338
Real Estate Alternatives Portfolio 4 HR, LLC	$47,545
Real Estate Alternatives Portfolio 4 MR, LLC	$3,043
Aegon Multi-Family Equity Fund, LLC	$14,713
Aegon Workforce Housing Fund 2, L.P.	$40,684
Aegon Workforce Housing Fund 3, L.P.	$6,238
Natural Resources Alternatives Portfolio I, LLC	$85,097
Natural Resources Alternatives Portfolio II, LLC	$2
Natural Resources Alternatives Portfolio 3, LLC	$79,648
Zero Beta Fund, LLC	$283,925

These entity's financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company's determination of the carrying value of the investment in these entities.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following tables shows the disclosures for all SCA investments, except 8bi entities, and balance sheet value (admitted and nonadmitted) as of December 31, 2019 and 2018:

December 31, 2019
	Percentage of
	SCA		Admitted	Nonadmitted
SCA Entity	Ownership	Gross Amount	Amount	Amount
SSAP No. 97 8a Entities
..........................................	–%	$–	$–	$–
Total SSAP No. 97 8a Entities	XXX	$–	$–	$–
SSAP No. 97 8b(ii) Entities
..........................................	–%	$–	$–	$–
Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–
SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	37%	$8,949	$8,949	$–
INTERSECURITIES INS AGENCY INC	100	–	–	–
TRANSAMERICA ASSET MANAGEMENT INC	77	90,420	90,420	–
TRANSAMERICA FUND SERVICES INC	44	–	–	–
WORLD FIN GRP INSURANCE AGENCY INC	100	–	–	–
AEGON DIRECT MARKETING SVC INC	73	–	–	–
Total SSAP No. 97 8b(iii) Entities	XXX	$99,369	$99,369	$–
SSAP No. 97 8b(iv) Entities
0	–%	$–	$–	$–
Total SSAP No. 97 8b(iv) Entities	XXX	$–	$–	$–
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$99,369	$99,369	$–
Aggregate Total	XXX	$99,369	$99,369	$–

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

December 31, 2018
	Percentage of
	SCA		Admitted	Nonadmitted
SCA Entity	Ownership	Gross Amount	Amount	Amount
SSAP No. 97 8a Entities
None	–%	$–	$–	$–
Total SSAP No. 97 8a Entities	XXX	$–	$–	$–
SSAP No. 97 8b(ii) Entities
None	–%	$–	$–	$–
Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–
SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	37%	$15,475	$15,475	$–
INTERSECURITIES INS AGENCY INC	100	–	–	–
TRANSAMERICA ASSET MANAGEMENT INC	77	68,079	68,079	–
TRANSAMERICA FUND SERVICES INC	44	–	–	–
WORLD FIN GRP INSURANCE AGENCY INC	100	–	–	–
AEGON DIRECT MARKETING SVC INC	74	–	–	–
Total SSAP No. 97 8b(iii) Entities	XXX	$83,554	$83,554	$–
SSAP No. 97 8b(iv) Entities
None	–%	$–	$–	$–
Total SSAP No. 97 8b(iv) Entities	XXX	$–	$–	$–
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$83,554	$83,554	$–
Aggregate Total	XXX	$83,554	$83,554	$–

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities) as of December 31, 2019 and 2018:

December 31, 2019
NAIC
Disallowed
Entities
Valuation
				NAIC	Method,
	Type of	Date of	NAIC	Response	Submission
	NAIC	Filing to	Valuation	Received	Required
SCA Entity	Filing*	the NAIC	Amount	Y/N	Y/N	Code**
SSAP No. 97 8a Entities
..........................................			$–
Total SSAP No. 97 8a Entities	─	─	$–	─	─	─
SSAP No. 97 8b(ii) Entities
..........................................			$–
Total SSAP No. 97 8b(ii) Entities	─	─	$–	─	─	─
SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	1/6/2020	$14,455	Y	N	I
INTERSECURITIES INS AGENCY INC	NA		–	–	–	I
TRANSAMERICA ASSET MANAGEMENT INC	S2	8/30/2019	66,705	Y	N	I
TRANSAMERICA FUND SERVICES INC	NA		–	–	–	I
WORLD FIN GRP INSURANCE AGENCY INC	NA		–	–	–	I
AEGON DIRECT MARKETING SVC INC	NA		–	–	–	I
Total SSAP No. 97 8b(iii) Entities	─	─	$81,160	─	─	─
SSAP No. 97 8b(iv) Entities
..........................................			$–
Total SSAP No. 97 8b(iv) Entities	─	─	$–	─	─	─
Total SSAP No. 97 8b Entities (except 8bi entities)	─	─	$81,160	─	─	─
Aggregate Total	─	─	$81,160	─	─	─

*S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

**I – Immaterial or M – Material

(1)NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

December 31, 2018					NAIC

Disallowed
Entities
Valuation
				NAIC	Method,
	Type of	Date of	NAIC	Response	Submission
	NAIC	Filing to	Valuation	Received	Required
SCA Entity	Filing*	the NAIC	Amount	Y/N	Y/N	Code**
SSAP No. 97 8a Entities
None	–		$–	–	–	–
Total SSAP No. 97 8a Entities	─	─	$–	─	─	─
SSAP No. 97 8b(ii) Entities
None	–		$–	–	–	–
Total SSAP No. 97 8b(ii) Entities	─	─	$–	─	─	─
SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	12/21/2018 $	11,370	Y	N	I
INTERSECURITIES INS AGENCY INC	NA		–	–	–	I
TRANSAMERICA ASSET MANAGEMENT INC	S2	2/19/2019	39,532	Y	N	I
TRANSAMERICA FUND SERVICES INC	NA		–	–	–	I
WORLD FIN GRP INSURANCE AGENCY INC	NA		–	–	–	I
AEGON DIRECT MARKETING SVC INC	NA		–	–	–	I
Total SSAP No. 97 8b(iii) Entities	─	─	$50,902	─	─	─
SSAP No. 97 8b(iv) Entities
None	–		$–	–	–	–
Total SSAP No. 97 8b(iv) Entities	─	─	$–	─	─	─
Total SSAP No. 97 8b Entities (except 8bi entities)	─	─	$50,902	─	─	─
Aggregate Total	─	─	$50,902	─	─	─

*S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

**I – Immaterial or M – Material

(1)NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

14. Managing General Agents

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. Information regarding these entities for the year ended December 31, 2019 is as follows:

Total Direct
Name and Address of Managing			Types of	Types of	Premiums
General Agent or Third-Party		Exclusive	Business	Authority	Written/
Administrator	FEIN	Contract	Written	Granted	Produced By
The Vanguard Group, Inc., 100	23-1945930	NO	Deferred and Income	C,B,P,U	$631,289
Vanguard Blvd., Malvern, PA			Annuities
19355
Total
$631,289

C- Claims Payment

B- Binding Authority1%

P- Premium Collection

U- Underwriting

For the years ended December 31, 2019, 2018 and 2017, respectively, direct premiums of $631,289, $783,938 and $928,060 were written by MGA's and TPA's.

15. Commitments and Contingencies

The Company has issued synthetic GIC contracts to benefit plan sponsors on assets totaling $50,276,331 and $52,252,582 as of December 31, 2019 and 2018, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. There has been no contract reserve established for the possibility of unexpected benefit payments at below market interest rates at December 31, 2019 and 2018, respectively. Effective July 1, 2017, the Company entered into a coinsurance agreement under which the Company cedes 50% of its outstanding synthetic GIC notional.

At December 31, 2019 and 2018, the Company has mortgage loan commitments of $205,984 and $166,585, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company has contingent commitments of $457,896 and $311,089 at December 31, 2019 and 2018, respectively, to provide additional funding for various joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $66,571 and $77,186.

Private placement commitments outstanding as of December 31, 2019 were $73,260. Private placement commitments outstanding as of December 31, 2018 were and $34,030.

There were no securities acquired (sold) on a TBA basis as of December 31, 2019 and 2018, respectively.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2019 and 2018, respectively, was $0 and $11,500.

At December 31, 2019 and 2018, securities in the amount of $0 and $1,777, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company's balance sheet as the Company does not have the ability to sell or repledge the collateral.

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company's strategy to utilize these funds to improve spread lending liquidity. The Company has determined the actual/estimated maximum borrowing capacity as $1,866,170. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

At December 31, 2019 and 2018, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2019	2018
Membership Stock:
Class A	$–	$–
Class B	10,000	10,000
Activity Stock	47,000	56,800
Excess Stock	–	–
Total	$57,000	$66,800

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

At December 31, 2019, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

		6 Months to	1 to Less
	Less Than	Less Than 1	Than 3	3 to 5
	6 Months	Year	Years	Years
Membership Stock

Class A	$–	$–	$–	$–
Class B	–	–	–	10,000
Total	$–	$–	$–	$10,000

At December 31, 2019 and 2018, the amount of collateral pledged and the maximum amount pledged to the FHLB during the reporting period was as follows:

	Fair Value	Carry Value
December 31, 2019
Total Collateral Pledged	$1,928,082	$1,829,749
Maximum Collateral Pledged	1,918,144	1,872,037
	Fair Value	Carry Value
Decemeber 31, 2018
Total Collateral Pledged	$2,063,593	$2,086,543
Maximum Collateral Pledged	2,066,367	2,135,128

At December 31, 2019 and 2018, the borrowings from the FHLB were as follows:

December 31, 2019

Funding

Agreements

General Reserves

Account Established

December 31, 2018

Funding

Agreements

General Reserves

Account Established

Debt1	$1,175,000	$–	$ 1,175,000	$–
Funding agreements2	–	–	245,000	246,610
Other	–	–	–	–
Total	$1,175,000	$–	$ 1,420,000	$246,610

1The maximum amount of borrowing during 2019 was $1,175,000

2The maximum amount of borrowing during 2019 was $0

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

As of December 31, 2019 , the weighted average interest rate on FHLB advances was 2.120% with a weighted average term of 0.8 years. During 2018, the weighted average interest rate on FHLB advances was 2.738% with a weighted average term of 2.1 years.

At December 31, 2019, the borrowings from the FHLB were not subject to prepayment penalties.

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The statutory reserve established at December 31, 2019 for the total payout block is $2,124,229. As this reserve is already recorded on the balance sheet of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions lawsuits. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company's legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

In addition, the insurance industry has increasingly and routinely been the subject of litigation, investigations, regulatory activity and challenges by various governmental and enforcement authorities and policyholder advocate groups concerning certain practices. For example, unclaimed property administrators and state insurance regulators are performing unclaimed property examinations of the life insurance industry in the U.S., including the Company. These are in some cases multi-state examinations that include the collective action of many of the states. Additionally, some states are conducting separate examinations or instituting separate enforcement actions in regard to unclaimed property laws and related claims practices. As other insurers in the United States have done, the Company identified certain additional internal processes that it has implemented or is in the process of implementing. As of December 31, 2019 and 2018, the Company's reserves related to this matter were not material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

financial reporting purposes. The Company has established a reserve of $2,780 and $3,122, and an offsetting premium tax benefit of $2,125 and $2,456 at December 31, 2019 and 2018, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $1,122, $386 and $1,193 for the years ended December 31, 2019, 2018 and 2017.

16. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2019 and 2018, the Company had dollar repurchase agreements outstanding in the amount of $255,491 and $110,400, respectively, which is included in borrowed money on the balance sheets. Those amounts include accrued interest of $677 and $360, at December 31, 2019 and 2018, respectively. At December 31, 2019, securities with a book value of $254,966 and a fair value of $255,467 were subject to dollar repurchase agreements. These securities have maturity dates that range from January 1, 2033 to November 1, 2049. At December 31, 2018, securities with a book value of $109,657 and a fair value of $111,051 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction's scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of dollar repurchase agreements are as follows:

	Fair Value
	2019	2018
Open	$254,814	$110,040
30 days or less	–	–
31 to 60 days	–	–
61 to 90 days	–	–
Greater than 90 days	–	–
Total	254,814	110,040
Securities received	–	–
Total collateral received	$254,814	$110,040

In the course of the Company's asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company's yield on its investment portfolio. There were no securities of NAIC designation 3 or below sold during 2019 and reacquired within 30 days of the sale date.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

17. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2019 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

Balance Sheets

Total assets as reported in the Company's Annual Statement Increase in other assets

Total assets as reported in the accompanying audited statutory basis balance sheet

Total liabilities as reported in the Company's Annual Statement Increase in policy and contract claim reserves

Total liabilities as reported in the accompanying audited statutory basis balance sheet

Total capital and surplus as reported in the Company's Annual Statement Decrease in net income

Total capital and surplus as reported in the accompanying audited statutory basis balance sheet

Statements of Operations

Statutory net income as reported in the Company's Annual Statement Decrease in federal income tax (benefit) expense

Increase in death benefits

Total net income as reported in the accompanying audited statutory basis statement of operations

December 31

2019

$ 52,514,952 1,741

$ 52,516,693

$ 50,207,465 8,292

$ 50,215,757

$ 2,307,487 (6,551)

$ 2,300,936

$ 578,755 1,741 (8,292)

  $     572,204

The reconciling differences to the Annual Statement are driven by Management's decision to record a current year adjustment identified after annual statement reporting.

18. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). The Company has not identified any Type I subsequent events for the year ended December 31, 2019 through April 20, 2020.

Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified the following Type II subsequent events for the year ended December 31, 2019:

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

In January 2020, management entered into a letter of intent for the sale of the Pyramid Center Complex owned by the Company. The estimated pre-tax gain on the transaction is $450,000. The letter of intent is consistent with the Company's objective to reduce its commercial real estate exposure and is expected to close in the second quarter of 2020.

Since January 2020, the Coronavirus disease (COVID-19) outbreak is causing disruption to business, markets, and industry. The Company is continuously monitoring the market, and the economic factors that impact the Company, to proactively manage the associated risks. At this point, management believes the most significant risks the Company faces are related to financial markets (particularly credit, equity, and interest rates risks), and underwriting risks (particularly related to mortality, morbidity and policyholder behavior). As of the audit report release date, the Company continues to monitor and evaluate the impacts of the COVID-19 crisis on the Company's 2020 results through the use of sensitivities and stress testing. While it is too early to provide long-term impacts, if any, management has determined the Company remains strongly capitalized with RBC remaining within target limits set by the capital management policy.

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2019

Attachment to Note 9

Entity Name	FEIN
Transamerica Corporation	42-1484983
Aegon Asset Management Services Inc	39-1884868
Aegon Direct Marketing Services Inc	42-1470697
Aegon Financial Services Group Inc	41-1479568
Aegon Institutional Markets Inc	61-1085329
Aegon Management Company	35-1113520
Aegon USA Real Estate Services Inc	61-1098396
Aegon USA Realty Advisors of CA	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Intersecurities Ins Agency	42-1517005
LIICA RE II	20-5927773
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Stonebridge Benefit Services Inc	75-2548428
Stonebridge Reinsurance Company	61-1497252
TCF Asset Management Corp	84-0642550

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2019

Attachment to Note 9

Entity Name	FEIN
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Riverwood Reinsurance Inc	45-3193055
TLIC Watertree Reinsurance, Inc.	81-3715574
Tranasmerica Advisors Life Insurance Company	91-1325756
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Agency Network Inc	61-1513662
Transamerica Asset Management	59-3403585
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Consumer Finance Holding Company	95-4631538
Transamerica Corporation (OREGON)	98-6021219
Transamerica Distribution Finance Overseas Inc	36-4254366
Transamerica Finance Corporation	95-1077235
Transamerica Financial Advisors	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Investors Securities Corp	13-3696753
Transamerica Leasing Holdings Inc	13-3452993
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc	52-1525601
Transamerica Small Business Capital Inc	36-4251204
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2019

Attachment to Note 9

Entity Name	FEIN
United Financial Services Inc	52-1263786
WFG China Holdings Inc	20-2541057
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial

Statement Schedules

Transamerica Premier Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2019

SCHEDULE I

			Amount at
			Which Shown
		Fair	in the
Type of Investment	Cost (1)	Value	Balance Sheet (2)
Fixed maturities
Bonds:
United States government and
government agencies and authorities	$1,560,785	$1,862,567	$1,615,584
States, municipalities and political
subdivisions	833,144	850,566	833,144
Foreign governments	137,981	148,272	137,879
Hybrid securities	196,725	212,249	196,725
All other corporate bonds	15,095,418	16,922,223	15,094,633
Preferred stocks	14,277	4,361	4,955
Total fixed maturities	17,838,330	20,000,237	17,882,922
Equity securities
Common stocks:
Industrial, miscellaneous and all other	59,000	59,056	59,056
Total equity securities	59,000	59,056	59,056
Mortgage loans on real estate	2,737,109		2,737,109
Real estate	187,639		187,639
Policy loans	962,408		962,408
Other long-term investments	395,529		395,529
Receivable for securities	117		117
Securities lending	757,186		757,186
Cash, cash equivalents and short-term
investments	625,320		625,320
Total investments	$23,562,638		$23,607,286

(1)Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

(2)United States government and corporate bonds of $3,256 are held at fair value rather than amortized cost due to having an NAIC 6 rating. Two preferred stock securities are held at fair value of $2,272 due to having an NAIC 5 rating.

Transamerica Premier Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

						Benefits, Claims
	Future Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses*
Year ended December 31, 2019
Individual life	$9,986,959	$–	$130,291	$1,662,742	$599,147	$1,101,732	$752,986
Individual health	5,486,208	91,920	271,895	649,805	346,063	978,406	90,735
Group life and health	935,594	10,187	60,863	270,557	60,130	267,918	93,548
Annuity	1,383,733	–	667	764,777	89,519	2,147,944	(1,182,538)
	$17,792,494	$102,107	$463,716	$3,347,881	$1,094,859	$4,495,999	$(245,269)
Year ended December 31, 2018

Individual life	$9,092,422	$–	$108,676	$1,564,433	$461,112	$1,126,141	$699,006
Individual health	5,352,657	87,849	239,105	623,162	355,005	849,323	69,107
Group life and health	949,395	16,832	85,766	454,695	55,332	298,180	191,302
Annuity	1,466,569	–	698	907,732	87,245	1,223,719	(223,394)
Other	–	–	–	–	91,714	–	–
	$16,861,043	$104,681	$434,245	$3,550,022	$1,050,408	$3,497,363	$736,021
Year ended December 31, 2017

Individual life	$8,490,074	$–	$102,824	$1,030,788	$1,190,643	$1,233,999	$784,581
Individual health	5,104,517	86,651	232,622	2,206,192	(984,774)	5,013,202	(2,848,263)
Group life and health	948,227	25,767	98,609	739,799	20,356	758,598	(26,525)
Annuity	1,513,456	–	466	(1,680,475)	559,012	(786,325)	(563,464)
Other	–	–	–	–	94,255	–	–
	$16,056,274	$112,418	$434,521	$2,296,304	$879,492	$6,219,474	$(2,653,671)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Premier Life Insurance Company

Reinsurance

(Dollars in Thousands)

					Percentage of
		Ceded to Other	Assumed From		Amount
	Gross Amount	Companies	Other Companies	Net Amount	Assumed to Net
Year ended December 31, 2019
Life insurance in force	$228,583,374	$58,822,199	$733,656	$170,494,831	0%
Premiums:

Individual life	$1,992,383	$352,503	$22,863	$1,662,743	1%
Individual health	266,540	21	383,287	649,806	59%
Group life and health	263,504	55,112	62,165	270,557	23%
Annuity	826,029	61,210	(43)	764,776	0%
	$3,348,455	$468,847	$468,272	$3,347,881	14%
Year ended December 31, 2018

Life insurance in force	$225,354,149	$65,732,854	$797,813	$160,419,108	0%
Premiums:

Individual life	$1,931,651	$391,966	$24,748	$1,564,433	2%
Individual health	241,100	129	382,191	623,162	61%
Group life and health	454,075	66,673	67,292	454,695	15%
Annuity	951,927	44,216	21	907,732	0%
	$3,578,753	$502,984	$474,252	$3,550,022	13%
Year ended December 31, 2017

Life insurance in force	$221,055,780	$69,201,990	$987,895	$152,841,685	1%
Premiums:

Individual life	$1,851,802	$846,830	$25,816	$1,030,788	3%
Individual health	227,972	(137)	1,978,082	2,206,191	90%
Group life and health	603,267	89,820	226,352	739,799	31%
Annuity	973,308	2,653,795	13	(1,680,474)	0%
	$3,656,349	$3,590,308	$2,230,263	$2,296,304	97%

PART C - OTHER INFORMATION

Item 26.		Exhibits
(a)		Board of Directors Resolution
	(i)	Resolution of the Board of Directors of Western Reserve establishing the separate account (3)
	(ii)	Resolution of TPLIC Board authorizing Plan of Merger and attached Plan of Merger (15)
	(iii)	Resolution of TPLIC Board authorizing Plan of Merger and attached Plan of Merger (15)
	(iv)	Resolution Authorizing Re-domestication of Separate Account (15)
(b)		Not Applicable
(c)		Underwriting Contracts
	(i)	Amended and Restated Principal Underwriting Agreement between Transamerica Capital, Inc. and Monumental Life dated March 1, 2013 (13)
	(ii)	Amendment No. 1 to the Amended and Restated Principal Underwriting Agreement between Transamerica Capital, Inc. and Transamerica Premier Life Insurance Company (formerly, Monumental Life) dated July 31, 2014 (15)
(d)		Contracts
	(i)	Specimen Flexible Premium Variable Life Insurance Policy (1)
	(ii)	Endorsement (EL101) (2)
(e)		Applications
Application for Flexible Premium Variable Life Insurance Policy (1)
(f)		Depositor’s Certificate of Incorporation and By-Laws
	(i)	Restated Articles of Incorporation and Articles of Re-domestication of TPLIC (formerly, Monumental Life Insurance Company) (15)
	(ii)	Amended By-Laws of TPLIC (formerly, Monumental Life Insurance Company) (15)
(g)		Reinsurance Contracts
	(i)	Reinsurance Treaty dated September 30, 2000 and Amendments Thereto (3)
	(ii)	Reinsurance Treaty dated July 1, 2002 and Amendments Thereto (3)
(h)		Participation Agreements
(i)

Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (11)

(ii)

Amendment No. 1 dated May 1, 2013 to Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (11)

(iii)

Revision to Schedule A dated September 3, 2013 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (11)

(iv)

Revision to Schedule A dated September 18, 2013 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (11)

(v)

Revision to Schedule A dated October 31, 2013 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (11)

(vi)

Revision to Schedule A dated May 1, 2014 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (18)

(vii)

Revision to Schedule A dated July 1, 2014 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (18)

(viii)

Amendment No. 2 dated November 10, 2014 to Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Premier Life Insurance Company dated May 1, 2013 (18)

	(ix)	Amended Schedule A to Participation Agreement dated 12-18-2015 (TST) (19)
	(x)	Amended Schedule A to Participation Agreement dated 3-21-2016 (TST) (19)
	(xi)	Amended Schedule A to Participation Agreement dated 5-01-2016 (TST) (19)

(xii)	Amended Schedule A to Participation Agreement dated 12-16-2016 (TST) (20)
(xiii)	Amended Schedule A to Participation Agreement dated 5-1-2017 (TST) (20)
(xiv)	Amended Schedule A to Participation Agreement dated 9-29-2017 (TST) (21)
(xv)	Amended Schedule A to Participation Agreement dated 2-1-2018 (TST) (21)
(xvi)	Amended Schedule A to Participation Agreement dated 5-1-2018 (TST) (21
(xvii)	Amended Schedule A to Participation Agreement dated 11-1-2018 (TST) (22)
(xviii)	Participation Agreement Among Variable Insurance Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 12-1-2000 (18)
(xviv)	Amendment No. 1 to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 3-8-2004 (18)
(xx)	Amendment No. 2 to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 5-1-2005 (18)
(xxi)	Amendment No. 3 to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 6-27-2007 (18)
(xxii)	Amendment No. 4 to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 10-1-2007 18)
(xxiii)	Amendment No. 5 (Privacy) to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Monumental Life Insurance Company (formerly, Peoples Benefit Life Insurance Company) dated 3-1-2012 (18)
(xxiv)	Amendment No. 6 to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Monumental Life Insurance Company (formerly, Peoples Benefit Life Insurance Company) dated 5-1-2013 (18)
(xxv)	Amendment No. 7 to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Transamerica Premier Life Insurance Company (formerly, Monumental Life Insurance Company) dated 10-1-2014 (18)
(xxvi)	Summary Prospectus Agreement between WRL and Fidelity Distributors Corporation dated May 1, 2011 (9)
(xxvii)	Participation Agreement Among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated June 6, 2006 (6)
(xxviii)	Amendment No. 1 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated June 1, 2007 (5)
(xxix)	Amendment No. 2 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated August 30, 2007 (5)
(xxx)	Amendment No. 3 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated February 28, 2008 (7)
(xxxi)	Amendment No. 5 to ProFunds Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFunds Advisors LLC dated May 1, 2012 (9)
(xxxii)	Amendment No. 6 to Participation Agreement among Western Reserve Life Assurance Co. of Ohio and ProFunds, Access One Trust and ProFund Advisors LLC dated May 1, 2013 (11)
(xxxiii)	Amendment No. 7 to Participation Agreement among Transamerica Premier Life Insurance Company and ProFunds, Access One Trust and ProFund Advisors LLC dated June 2, 2016 (20)
(xxxiv)	Confidentiality Amendment to ProFunds Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFunds Advisors LLC dated February 22, 2012 (9)
(xxxv)	Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and Transamerica Premier Life Insurance Company (formerly, Monumental Life) dated August 2, 2000 (12)
(xxxvi)	Amendment to Participation Agreement Among AllianceBernstein Variable Products Series Fund, Inc. and TPLIC dated May 9, 2008 (12)
(xxxvii)	Amendment No. 2 to Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and TPLIC dated March 1, 2012 (13)
(xxxviii)	Amendment No. 3 to Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and TPLIC (formerly, Monumental Life) dated May 1, 2013 (14)
(xxxix)	Amendment No. 4 to Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and TPLIC dated October 1, 2014 (25)
(xl)	Amendment No.5 to Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and TPLIC dated April 18, 2019 (23)
(xli)	Amended Schedule A to Participation Agreement dated 5-1-2015 (19)

	(xlii)	Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated November 10, 2008 (8)
	(xliii)	Amendment No. 1 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated May 1, 2009 (8)
	(xliv)	Amendment No. 2 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated October 1, 2010 (10)
	(xlv)	Amendment No. 3 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated October 31, 2011 (9)
	(xlvi)	Amendment to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated January 15, 2013 (11)
	(xlvii)	Addendum to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve and Transamerica Capital, Inc. dated May 1, 2011 (10)
	(xlviii)	Amendment No.6 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated May 1, 2014 (18)
	(xlix)	Amendment No.7 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Transamerica Premier Life Insurance Company (formerly, Western Reserve Life Assurance Co. of Ohio) and Transamerica Capital, Inc. dated September 30, 2014 (18)
	(l)	Amendment No.8 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Transamerica Premier Life Insurance Company (formerly, Western Reserve Life Assurance Co. of Ohio) and Transamerica Capital, Inc. dated October 24, 2014 (18)
(i)		Not Applicable
(j)		Not Applicable
(k)		Legal Opinion
	(i)	Legal Opinion and Consent of Arthur D. Woods, Esq. (23)
(l)		Actuarial Opinion
	(i)	Not Applicable
(m)		Sample Hypothetical Illustration (4)
(n)		Other Opinions:
	(i)	Written Consent of PricewaterhouseCoopers LLP (23)
(o)		Not Applicable
(p)		Not Applicable
(q)		Redeemability Exemption
	(i)	Memorandum describing issuance, transfer and redemption procedures (17)
(r)		Powers of Attorney for: (23)
Blake S. Bostwick
Fred Gingerich
Mark W. Mullin
Jay Orlandi
David Schulz
C. Michiel van Katwijk

(1)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 Registration Statement dated March 14, 1997 (File No. 333-23359) and is incorporated herein by reference.
(2)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.
(3)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated January 31, 2003 (File No. 333-100993) and is incorporated herein by reference.
(4)	This exhibit was previously filed on Post-Effective Amendment No. 10 to Form N-6 Registration Statement dated April 26, 2004 (File No. 333-23359) and is incorporated herein by reference.
(5)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 16, 2007 (File 333-144117) and is incorporated herein by reference.
(6)	This exhibit was previously filed on the Initial Registrations Statement to Form N-6 Registration Statement dated June 14, 2006 (File No. 333-135005) and is incorporated herein by reference.
(7)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 14, 2008 (File No. 333-110315) and is incorporated herein by reference.

(8)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 27, 2009 (File No. 333-135005) and is incorporated herein by reference.
(9)	This exhibit previously filed on Post-Effective amendment No. 16 to Form N-6 Registration Statement dated April 18, 2012 (File No. 333-107705) and is incorporated herein by reference.
(10)	This exhibit previously filed on Post-Effective amendment No. 15 to Form N-6 Registration Statement dated April 22, 2013 (File No. 333-110315) and is incorporated herein by reference.
(11)	This exhibit previously filed on Post-Effective amendment No. 16 to Form N-6 Registration Statement dated April 29, 2014 (File No. 333-110315) and is incorporated herein by reference.
(12)	This exhibit was previously filed on Post-Effective amendment No. 5 to Form N-4 Registration Statement dated April 29, 2009 (File No. 333-146323) and is incorporated herein by reference.
(13)	This exhibit was previously filed on Post-Effective amendment No. 9 to Form N-4 Registration Statement dated April 25, 2013 (File No. 333-146323) and is incorporated herein by reference.
(14)	This exhibit was previously filed on Post-Effective amendment No. 10 to Form N-4 Registration Statement dated April 30, 2014 (File No. 333-146323) and is incorporated herein by reference.
(15)	This exhibit was previously filed on the Initial Registration Statement dated October 1, 2014 (File No. 333-199047) and is incorporated herein by reference.
(16)	Incorporated herein by reference to initial filing to Form N-4 Registration Statement (File 333-138040) filed on October 17, 2006.
(17)	This exhibit was previously filed on the Initial Registration Statement dated October 1, 2014 (File No. 333-199057) and is incorporated herein by reference.
(18)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-6 Registration Statement dated April 28, 2015 (File No. 333-199047) and is incorporated herein by reference.
(19)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated April 26, 2016 (File No. 333-199047) and is incorporated herein by reference.
(20)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-6 Registration Statement dated April 26, 2017 (File No. 333-199047) and is incorporated herein by reference.
(21)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form N-6 dated April 27, 2018 (File No. 333-199047) and is incorporated herein by reference.
(22)	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form N-6 dated April 26, 2019 (File No. 333-199047) and is incorporated herein by reference.
(23)	Filed herewith.

Item 27. Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Blake B. Bostwick	(1)	Director and President
Fred Gingerich	(3)	Controller and Vice President
Mark W. Mullin	(2)	Director and Chairman of the Board
Jay Orlandi	(2)	Director, Chief Legal and Administrative Officer , Executive Vice President, and Secretary
David Schulz	(3)	Director, Chief Tax Officer and Senior Vice President
C. Michiel van Katwijk	(2)	Director, Chief Financial Officer, Executive Vice President and Treasurer

(1)	1801 California Street, Suite 5200, Denver, CO 80202-2642

(2)	100 Light St., Baltimore, MD 21202

(3)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

Item 28. Persons Controlled or Under Common Control with the Depositor or Registrant

As of December 31, 2019, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Members: AHDF Manager I, LLC (0.01%), Mangaging Member; Transamerica Life Insurance Company (5%); non-AEGON affiliates: Dominium Taxable Fund I, LLC (94.99%)	Affordable housing loans
AEGON AM Funds, LLC	Delaware	AEGON USA Investment Management, LLC is the Manager; equity will be owned by clients/Investors of AEGON USA Investment Management, LLC	To serve as a fund for a client and offer flexilbility to accommodate other similarly situated clients.
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
Aegon Community Investments 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.10%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-AEGON affiliate, Citibank, N.A. (48.9950%)

Investments
Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 52, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 53, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 54, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 55, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Aegon Community Investments 56, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Aegon Community Investments 57, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 58, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 59, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 60, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 61, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 62, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, LLC	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Energy Management, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
Aegon LIHTC Fund 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.01%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-affiliate of AEGON, Citibank, N.A. (48.9950%)

Investments
Aegon LIHTC Fund 51, LLC	Delaware	Members: Aegon Community Investments 51, LLC (.01%) as Managing Member; non-affiliate of AEGON, Citibank, N.A. (99.99%)	Investments
Aegon LIHTC Fund 52, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (10.18%); Transamerica Life Insurance Company (1%); Managing Member - Aegon Community Investments 52, LLC (0.01%); non-affiliates of AEGON, Citibank, N.A. (49%); California Bank & Trust (5.21%); Pacific West Bank (7.58%); Ally Bank (11.35%); US Bank (7.58%); Bank of the West (7.46%)

Investments
Aegon LIHTC Fund 54, LLC	Delaware	Sole Member: Aegon Community Investments 54, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 55, LLC	Delaware

Members: Managing Member - Aegon Community Investments 55, LLC (.01%); Transamerica Premier Life Insurance Company (2.82%); non-affiliates of AEGON, Bank of Hope (14.26%); CMFG Life Insurance Company (9.72%); Citibank, N.A. (21.69%); ZB National Association (1.81%); Ally Bank (8.21%); U.S. Bancorp Community Development Corporation (22.10%); Lake City Bank (1.47%); The Guardian Life Insurance Company of America (10.45%); Minnesota Life Insurance Company (7.46%)

Investments
Aegon LIHTC Fund 57, LLC	Delaware	Members: Managing Member - Aegon Community Investments 57, LLC (.01%); non-affiliate of AEGON, Bank of America, N.A. as Investor Member (99.99%)	Investments
Aegon LIHTC Fund 58, LLC	Delaware

Members: Managing Member - Aegon Community Investments 58, LLC (0.01%); Transamerica Premier Life Insurance Company (12%); non-affiliates of AEGON, Allstate Insurance Company (12%); Allstate Life Insurance Company (12%); Ally Bank (17%); CMFG Life Insurance Company (8.05%); Santander Bank, N.A. (22.25%); U.S. Bancorp Community Development Corporation (19.47%); Zions Bancorporation, N.A. (6.35%)

Investments
Aegon LIHTC Fund 60, LLC	Delaware	Sole Member: Aegon Community Investments 60, LLC	Investments
Aegon LIHTC Fund 61, LLC	Delaware	Sole Member: Aegon Community Investments 61, LLC	Investments
Aegon LIHTC Fund 62, LLC	Delaware	Sole Member: Aegon Community Investments 62, LLC	Investments
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (62.2165%) ; Transamerica Premier Life Insurance Company (37.7835%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
Aegon Market Neutral Income Fund, LLC	Delaware	AEGON USA Investment Management, LLC is the sole Member until the first Investor buys in, then the entity will be managed by a 3-Member Board of Managers.	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon Multi-Family Equity Fund, LLC	Delaware

Members: Transamerica Life Insurance Company (63%); Transamerica Financial Life Insurance Company (20%); Transamerica Premier Life Insurance Company (17%); Non-Member Manager - AMFETF Manager, LLC (0%)

Investments
Aegon Opportunity Zone Fund Joint Venture 1, LLC	Delaware	Sole Member: Aegon OZF Investments 1, LLC	Investments
Aegon Opportunity Zone Fund 2, L.P.	Delaware	Limited Partner: AEGON USA Realty Advisors, LLC (100%) General Partner: Aegon OZF Investments 2, LLC (0%)	Investments
Aegon OZF Investments 1, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
Aegon OZF Investments 2, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
Aegon Upstream Energy Fund, LLC	Delaware	Sole Member: AEGON Energy Management, LLC	Investments
AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company
AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
Aegon Workforce Housing Boynton Place REIT, LLC	Delaware	Sole Member: Aegon Worforce Housing Separate Account 1, LLC	Multifamily private equity structure with third-party Investor
Aegon Workforce Housing Fund 2 Holding Company, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 2, LP	Holding company
Aegon Workforce Housing Fund 2, LP	Delaware

General Partner is AWHF2 General Partner, LLC. Fund Partners: Transamerica Life Insurance Company (63%), Transamerica Financial Life Insurance Company (20%) and Transamerica Premier Life Insurance Company (17%)

Investments
Aegon Workforce Housing Fund 3 Holding Company, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 3, LP	Holding company
Aegon Workforce Housing Fund 3, LP	Delaware

General Partner is AWHF3 General Partner, LLC. Fund Partners: Transamerica Life Insurance Company (63%), Transamerica Financial Life Insurance Company (20%) and Transamerica Premier Life Insurance Company (17%)

Investments
Aegon Workforce Housing Park at Via Rosa REIT, LLC	Delaware	Sole Member: Aegon Worforce Housing Separate Account 1, LLC	Multifamily private equity structure with third-party Investor
Aegon Workforce Housing Separate Account 1, LLC	Delaware	Undecided as of 11/1/19	Multifamily private equity structure with third-party Investor

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate
AMFETF Manager, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% Member; Cupples State LIHTC Investors, LLC - 1% Member; TAH Pentagon Funds, LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing
AUIM Credit Opportunities Fund, LLC	Delaware	Members: AEGON USA Invesmtent Management, LLC (98.36%); non-affiliate of AEGON (1.64%)	Investment vehicle
AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AWHF2 General Partner, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AWHF3 General Partner, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AWHSA Manager 1, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Multifamily private equity structure with third-party Investor
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- Barfield, LLC (50%)	Investments
Bay State Community Investments I, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate
FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	Sole Member: FGH USA LLC	Real estate
FGP West Street LLC	Delaware	Sole Member: FGP West Mezzanine LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Management services
First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset Manager: non-affiliate of AEGON, Solar TC Corp. (100%) Investor Member	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Transamerica Life Insurance Company (.01%); non-affiliate of AEGON, Aegon Community Investments III, (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (99.99%) and Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XIV, LLC	Delaware	Members: 0.01% Garnet Community Investments, LLC (0.01%); Wells Fargo Bank, N.A. (49.995%); and Goldenrod Asset Management, Inc.(49.995%), both non-AEGON affiliates	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	Sole Member: Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware

Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non- affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)

Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVII, LLC	Delaware

Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)

Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware

Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)

Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Members: Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable Housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: Garnet Community Investments XXXIV, LLC (99.99%) and Transamerica Premier Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as Managing Member; JPM Capital Corporation, a non-AEGON affiliate (99%) as Investor Member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non-Member Manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC a Managing Member (1%); non-AEGON affiliate, FNBC Leasing Corporation as Investor Member (99%)	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC (.01%); non-AEGON affiliate, Partner Reinsurance Company of the U.S. (99.99%)	Investments
Garnet LIHTC Fund XLI, LLC	Delaware

Members: Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% Managing Member); non-AEGON affiliates : BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%), Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).

Investments
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) Managing Member; non-affiliates of AEGON: Community Trust Bank (83.33%) Investor Member; Metropolitan Bank (16.66%) Investor Member.	Investments
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) Managing Member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) Investor Member	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XLVII, LLC	Delaware

Members: Garnet Community Investments XLVII, LLC (1%) Managing Member; Transamerica Premier Life Insurance Company (14%) Investor Member; non-affiliate of AEGON: Citibank, N.A. (49%) Investor Member; New York Life Insurance Company (20.5%) Investor Member and New York Life Insurance and Annuity Corporation (15.5%) Investor Member

Investments
Garnet LIHTC Fund XLVIII, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (75.18%) and Garnet Community Investments XXXLVIII, LLC (.01%); non-affiliates of AEGON: U.S. Bancorp Community Development Corporation (21.04%), American Republic Insurance Company (2.84%), Bank of Hope (.93%)

Investments
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California

Partners: Garnet LIHTC Fund XIV, LL (99.99% Investor limited partner); Transamerica Affordable Housing, Inc. (non-owner special limited partner); non- affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); TAH Imani Fe GP, LLC (.0033% co-general partner); Grant Housing and Economic Development Corporation (.0033% Managing general partner)

Affordable housing
InterSecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
Investors Warranty of America, LLC	Iowa	Sole Member: RCC North America LLC	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
LCS Associates, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund 53, LLC	Delaware	Non-Member Manager, AEGON Community Investments 53, LLC (0%); non-affiliates of AEGON: Bank of America, National Association (98%); MUFG Union Bank, N.A. (2%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
LIHTC Fund 56, LLC	Delaware	Members: Managing Member - Aegon Community Investments 56, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (90%) and MUFG Union Bank, N.A. (10%)	Investments
LIHTC Fund 59, LLC	Delaware	Members: Non-Member Manager Aegon Community Investments 59, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (99.99%); Dominium Taxable Fund II, LLC (0.01%)	Investments
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIHTC Fund XLIX, LLC	Delaware	Sole Member: Garnet Community Investments XLIX, LLC	Investments
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	Sole Member: RCC North America LLC	Investments
MLIC Re I, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding, LLC

Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer-related software and hardware services, including procurement and contract services to some or all of the Members of the AEGON Group in the United States and Canada.

Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator
Natural Resources Alternatives Portfolio I, LLC	Delaware

Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%); Managing Member: AEGON USA Realty Advisors, LLC

Investment vehicle - to invest in Natural Resources
Natural Resources Alternatives Portfolio II, LLC	Delaware	Members: Transamerica Premier Life Insurance Company (60%); Transamerica Life Insurance Company (35%); Transamerica Financial Life Insurance Company (5%)	Investment vehicle
Natural Resources Alternatives Portfolio 3, LLC	Delaware	Members: Transamerica Life Insurance Company (55%); Transamerica Premier Life Insurance Company (35%); Transamerica Financial Life Insurance Company (10%)	Investment vehicle

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Nomagon Title Grandparent, LLC	Delaware	Sole member is AEGON USA Asset Management Holding, LLC; AEGON USA Realty Advisors, LLC is the non- member manager of this entity	Investment vehicle
Nomagon Title Holding 1, LLC	Delaware	Sole member is Nomagon Title Parent, LLC; AEGON USA Realty Advisors, LLC is the non-member manager of this entity	Investment vehicle
Nomagon Title Parent, LLC	Delaware	Sole member is Nomagon Title Grandparent, LLC; AEGON USA Realty Advisors, LLC is the non-member manager of this entity	Investment vehicle
Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- MITBK, LLC (50%)	Investmetns
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Marketing non-insurance products
Pine Falls Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Placer 400 Investors, LLC	California	Members: RCC North Amerivca LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: RCC North America LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (74.4% ); Transamerica Premier Life Insurance Company (25.6%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (53.6%).	Real estate alternatives investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
SB Frazer Owner, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Onno van Klinken, Mark W. Mullin, Jay Orlandi and Alexander R. Wynaendts	Delaware	100% AEGON International B.V.	Voting Trust

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
THH Acquisitions, LLC	Iowa	Sole Member - Transamerica Life Insurance Company	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: RCC North America LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Iowa	100% Transamerica Corporation	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Transamerica Pyramid Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Redwood Park, LLC	Delaware	Sole Member - Transamerica Corporation	Hold property interests in Redwood Park in California
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator
US PENG, INC.	Delaware	Sole Member: AEGON Levensverzekering N.V.	Energy investment strategy
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware

Members are: Transamerica Life Insurance Company (33.06%); Transamerica Premier Life Insurance Company (36.40%); Transamerica Financial Life Insurance Company (18.13%); Transamerica Pacific Insurance Company, Ltd. (12.41%). Manager: AEGON USA Investment Management LLC

Aggregating vehicle formed to hold various fund investments.

Item 29.    Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.    Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, Transamerica Variable Funds, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E. This account is a separate account of Transamerica Premier Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Brian Beitzel	(2)	Director, Treasurer and Chief Financial Officer
Joe Boan	(1)	Director, Chairman of the Board, Chief Executive Officer and Vice President
Doug Hellerman	(3)	Chief Compliance Officer and Vice President
Gregory E. Miller-Breetz	(1)	Secretary
Alison Ryan	(4)	Assistant Secretary

(1)   100 Light Street, Floor B1, Baltimore, MD 21202

(2)   4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001

(3)   1801 California Street, Suite 5200, Denver, CO 80202

(4)   1150 S. Olive St., Los Angeles, CA 90015

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	0	0	0	0

(1) Fiscal Year 2019

Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica Premier Life Insurance Company at 570 Carillon Parkway, St. Petersburg, Florida 33716, 12855 Starkey Road, Largo, Florida 33773 or 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001.

Item 32.	Management Services

Not Applicable

Item 33.	Fee Representation

Transamerica Premier Life Insurance Company (“Transamerica Premier”) hereby represents that the fees and charges deducted under the WRL Financial Freedom Builder policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Premier.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 6 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this 24th day of April 2020.

WRL SERIES LIFE ACCOUNT
(Registrant)

Transamerica Premier Life Insurance Company
(depositor)

By: Blake S. Bostwick*
Director and President of Transamerica Premier Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to the Registration Statement has been signed below by the following persons in the capacities indicated on April 24, 2020:

Blake S. Bostwick*	Director and President
Blake S. Bostwick

Fred Gingerich *	Controller and Vice President
Eric J. Martin

Mark W. Mullin*	Director and Chairman of the Board
Mark W. Mullin

Jay Orlandi*	Director, Chief Legal and Administrative Officer,
Jay Orlandi	Executive Vice President and Secretary

David Schulz*	Director, Senior Vice President and Chief Tax Officer
David Schulz

C. Michiel van Katwijk*	Director, Executive Vice President, Chief Financial
C. Michiel van Katwijk	Officer, and Treasurer

s/ Arthur D. Woods	Assistant General Counsel
*By: Arthur D. Woods

*By: Arthur D. Woods – Attorney-in-Fact pursuant to Powers of Attorney previously filed.

Exhibit Index

Exhibit No.	Description of Exhibit

26(h) (xl)	Amendment No. 5 to Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and TPLIC dated April 18, 2019

26(k) (i)	Opinion & Consent of Arthur D. Woods, Esq.

26(n) (i)	Written Consent of PricewaterhouseCoopers LLP

26(r)	Powers of Attorney